Prospectus for
WealthQuest® III Variable Universal Life
Individual Flexible Premium
Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company
American National Variable Life Separate Account

May 1, 2009

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5/09

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

American National Investment Accounts, Inc.

American National Money Market Portfolio
American National Growth Portfolio
American National Balanced Portfolio
American National Equity Income Portfolio

Fidelity® Variable Insurance Products –
Service Class 2

VIP Contrafund® Portfolio
VIP Growth Strategies Portfolio[1]

VIP Mid Cap Portfolio
VIP Index 500 Portfolio

VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio
VIP Growth and Income Portfolio

VIP Value Portfolio
VIP Value Leaders Portfolio
VIP Value Strategies Portfolio

VIP Growth Opportunities Portfolio

T. Rowe Price

Equity Income Portfolio
Mid-Cap Growth Portfolio[2]

International Stock Portfolio

Limited-Term Bond Portfolio

MFS® Variable Insurance Trust – Initial Class Shares

MFS Core Equity Series

MFS Growth Series

MFS Research Series
MFS Investors Trust Series

Federated Insurance Series

Capital Income Fund II Portfolio
MidCap Growth Strategies Fund II Portfolio
High Income Bond Fund II Portfolio – Primary Shares
Federated Fund for U.S. Government Securities II
Federated Kaufmann Fund II –
Primary Shares
Federated Quality Bond Fund II –
Primary Shares

Equity Income Fund II Portfolio

The Alger American Fund –
Class O Shares

Alger American SmallCap Growth Portfolio[3]

Alger American LargeCap Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American Capital Appreciation Portfolio
Alger American Balanced Portfolio

Alger American Income & Growth Portfolio

AIM Variable Insurance Funds –
Series I Shares

AIM V.I. Dynamics Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Global Health Care Fund

AIM V.I. Utilities Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Real Estate Fund

AIM V.I. Technology Fund

1 Formerly Fidelity VIP Aggressive Growth Portfolio.

2 Not available for investment in Contracts issued on or after May 1, 2004

3 Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999 or P.O. Box 1893, Galveston, Texas 77553-1893. If mail is addressed differently, there may be delays in the processing of requested transactions.

Risk/Benefit Summary

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.
You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)
The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.
We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test - the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the American National Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the American National Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00.. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Transaction Fees for THE contract

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B	$57.90 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

1The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

for the contract

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.018 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker; Issue Age 30	Monthly	$.09 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES THE for contract

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.01 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.06 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .09% of premium Maximum COI 0.38% of premium
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.189% of premium
Term Rider	Monthly	Minimum COI $0.18 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

1The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Annual Portfolio Company Operating Expenses

(expenses that are deducted from Portfolio assets)

	Minimum	Maximum
Total Expenses[1]	0.35%	2.42%

(before fee waivers or

reimbursements)

1Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2008. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.21% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

Glossary

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7999.

Insured - the person upon whose life the Contract is issued.

Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guidline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

For the guideline premium death benefit qualification test

Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage

40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST
Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).
Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST
Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).
Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:
1. increase your Death Benefit, you should choose Option B.
2. keep your cost of insurance charges to a minimum, you should choose Option A.
The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)
If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.
An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)
If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.
If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.
If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.
You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

•	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•

If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

•

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE AFFECT OF A DISTRIBTUION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the affect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

Duration of the Contract

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.
An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•	Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.
Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.
Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.
At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 27, 2009, and Thursday, December 24, 2009, in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.
Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)
A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit

Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.
The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)
The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•	Requests for transfers must be in writing and must be received by our home office or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing,”or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•

When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•

When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our home office.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period such premiums have been allocated to the Subaccount investing in the American National Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.
To cancel the Contract, you should mail or deliver the Contract to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.
Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.
You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.
If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.
The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.
You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.
We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our Home Office. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” Premiums made after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to American National Insurance Company, PO Box 1893, Galveston, TX 77553-1893. We also accept premium payments by bank draft, wire or exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract.

Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

o

Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.01 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .09% of the premium. The Maximum cost of insurance rate for this rider is 0.38% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.18 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

•	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.
For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twelve percent (12%) and ninety-three percent (93%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.
The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)
The actual charges made during the Contract Year will be shown in the annual report delivered to you.
The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.
Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.
This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.
We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)
The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.
The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.95 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. You may also contact us at P.O. Box 1983, Galveston, TX 77553-1893.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.
We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.
If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.
Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: American National Investment Accounts, Inc.

ADVISER: Securities Management and Research, Inc

Subaccount investing in:	Investment objective:
American National Growth Portfolio	seeks to achieve long-term capital appreciation
American National Balanced Portfolio	seeks to conserve principal, produce current income, and achieve long-term capital appreciation
American National Equity Income Portfolio	seeks current income and long-term capital appreciation
American National Money Market Portfolio	seeks the highest current income consistent with the preservation of capital and maintenance of liquidity

FUND: The Alger American Fund Class O Shares
ADVISER: Fred Alger Management, Inc.

Subaccount investing in:	Investment objective:
Alger American SmallCap Growth Portfolio•	seeks long-term capital appreciation
Alger American Growth Portfolio	seeks long-term capital appreciation
Alger American MidCap Growth Portfolio	seeks long-term capital appreciation
Alger American Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger American Income & Growth Portfolio	primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation
Alger American Balanced Portfolio	seeks current income and long-term capital appreciation

• Not available for investment for Contracts issued on or after July 1, 2007.

fUND: Federated Insurance Series
ADVISER: Federated Equity Management Company of Pennsylvania is the Adviser for Federated Capital Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated Equity Income Fund II and Federated Kaufmann Fund II

Subaccount investing in:	Investment objective:
Federated Capital Income Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Mid Cap Growth Strategies Fund II	seeks capital appreciation
Federated Equity Income Fund II	seeks to provide above average income and capital appreciation
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation

Subadvised by: Federated Global Investment

Management Corp.

ADVISER: Federated Investment Management Company is the Adviser for Federated High Income Bond Fund II, Federated Fund for U.S. government Securities II and Federated Quality Fund II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seeks high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: Fidelity Variable Insurance products Service Class 2
ADVISER: Fidelity Management & Research Company

Subaccount investing in:	Investment objective:
VIP Mid Cap Portfolio	seeks long term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor's 500SM Index (S&P 500 ®)
Subadvised by:
Geode Capital Management
FMR Co., Inc
VIP Contrafund® Portfolio	seeks long term capital appreciation

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

Subaccount investing in:	Investment objective:
VIP Growth Strategies Portfolio	seeks capital appreciation

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Investment Grade Bond Portfolio	seeks as high a level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth and Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

FUND: AIM Variable Insurance Funds – SERIES I SHARES
ADVISER: invesco AIM Advisors, Inc.

Subaccount investing in:	Investment objective:
AIM V.I. Global Health Care Fund	seeks capital growth
AIM V.I. Small Cap Equity Fund	seeks long-term growth of capital
AIM V.I. Utilities Fund	seeks capital growth and also seeks current income
AIM V.I. Dynamics Fund	seeks long-term capital growth
AIM V.I. Financial Services Fund	seeks capital growth
AIM V.I. Technology Fund	seeks capital growth
AIM V.I. Global Real Estate Fund	seeks to achieve high total return
through growth of capital and current income

Subadvisor(s): Invesco Trimark Investment Management Inc; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

FUND: MFS® Variable Insurance Trust – Initial class shares
ADVISER: Massachusetts Financial Service Company

Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

FUND: T. Rowe Price

aDVISER: T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

aDVISER: T. Rowe Price International, Inc., is responsible for selection and management of the Portfolio investments of T. Rowe Price International Series, Inc.

FUND: T. Rowe Price Equity Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND: T. Rowe Price Fixed Income Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND: T. Rowe Price International Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.
You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2008, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds	$ 81,585
The Alger American Fund	136,541
Fidelity Variable Insurance Products	544,782
Federated Insurance Series	57,611
MFS Variable Insurance Trust	24,488

During 2009, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.10%

The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)
We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.
Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.
In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.
In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.
The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.
Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)

All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59½;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)

is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.
Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.
If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.
Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

Legal Proceedings

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been obtained and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicated with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

Financial statements

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

Hypothetical Illustrations

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.11%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2008.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.
The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.
The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.
Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.
The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.
Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.
Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

	End of Year			0% Gross Annual Return (-1.11% Net)			6% Gross Annual Return (4.19% Net)			10% Gross Annual Return (8.19% Net)
Age		Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	600	0	175,600	620	0	175,620	633	0	175,633
32	2	912	PAC	1,186	0	176,186	1,261	0	176,261	1,312	0	176,312
33	3	912	PAC	1,756	0	176,756	1,924	0	176,924	2,042	0	177,042
34	4	912	PAC	2,310	0	177,310	2,609	0	177,609	2,826	0	177,826
35	5	912	PAC	2,847	0	177,847	3,315	146	178,315	3,666	496	178,666

36	6	912	PAC	3,367	224	178,367	4,042	899	179,042	4,565	1,422	179,565
37	7	912	PAC	3,868	752	178,868	4,791	1,674	179,791	5,528	2,412	180,528
38	8	912	PAC	4,353	1,265	179,353	5,563	2,474	180,563	6,563	3,474	181,563
39	9	912	PAC	4,824	1,765	179,824	6,361	3,302	181,361	7,675	4,616	182,675
40	10	912	PAC	5,278	2,247	180,278	7,184	4,153	182,184	8,869	5,838	183,869
		--------
		9,120

41	11	912	PAC	5,733	3,233	180,733	8,051	5,550	183,051	10,170	7,669	185,170
42	12	912	PAC	6,170	4,191	181,170	8,943	6,963	183,943	11,565	9,586	186,565
43	13	912	PAC	6,587	5,118	181,587	9,860	8,391	184,860	13,062	11,593	188,062
44	14	912	PAC	6,980	6,013	181,980	10,799	9,831	185,799	14,664	13,696	189,664
45	15	912	PAC	7,349	6,871	182,349	11,758	11,280	186,758	16,376	15,899	191,376

46	16	912	PAC	7,827	7,827	182,827	12,911	12,911	187,911	18,422	18,422	193,422
47	17	912	PAC	8,274	8,274	183,274	14,093	14,093	189,093	20,623	20,623	195,623
48	18	912	PAC	8,686	8,686	183,686	15,303	15,303	190,303	22,987	22,987	197,987
49	19	912	PAC	9,060	9,060	184,060	16,537	16,537	191,537	25,527	25,527	200,527
50	20	912	PAC	9,392	9,392	184,392	17,792	17,792	192,792	28,252	28,252	203,252
		--------
		18,240

51	21	912	PAC	9,667	9,667	184,667	19,054	19,054	194,054	31,163	31,163	206,163
52	22	912	PAC	9,889	9,889	184,889	20,325	20,325	195,325	34,280	34,280	209,280
53	23	912	PAC	10,044	10,044	185,044	21,593	21,593	196,593	37,607	37,607	212,607
54	24	912	PAC	10,136	10,136	185,136	22,858	22,858	197,858	41,164	41,164	216,164
55	25	912	PAC	10,160	10,160	185,160	24,117	24,117	199,117	44,968	44,968	219,968

56	26	912	PAC	10,108	10,108	185,108	25,359	25,359	200,359	49,029	49,029	224,029
57	27	912	PAC	9,982	9,982	184,982	26,585	26,585	201,585	53,373	53,373	228,373
58	28	912	PAC	9,778	9,778	184,778	27,789	27,789	202,789	58,020	58,020	233,020
59	29	912	PAC	9,494	9,494	184,494	28,967	28,967	203,967	62,994	62,994	237,994
60	30	912	PAC	9,131	9,131	184,131	30,117	30,117	205,117	68,322	68,322	243,322
		--------
		27,360

61	31	912	PAC	8,684	8,684	183,684	31,233	31,233	206,233	74,031	74,031	249,031
62	32	912	PAC	8,145	8,145	183,145	32,304	32,304	207,304	80,147	80,147	255,147
63	33	912	PAC	7,510	7,510	182,510	33,321	33,321	208,321	86,698	86,698	261,698
64	34	912	PAC	6,774	6,774	181,774	34,277	34,277	209,277	93,717	93,717	268,717
65	35	912	PAC	5,928	5,928	180,928	35,157	35,157	210,157	101,236	101,236	276,236

66	36	912	PAC	4,960	4,960	179,960	35,944	35,944	210,944	109,285	109,285	284,285
67	37	912	PAC	3,859	3,859	178,859	36,622	36,622	211,622	117,899	117,899	292,899
68	38	912	PAC	2,635	2,635	177,635	37,193	37,193	212,193	127,135	127,135	302,135
69	39	912	PAC	1,250	1,250	176,250	37,612	37,612	212,612	137,008	137,008	312,008
70	40	912	PAC	0	0	174,745	37,912	37,912	212,912	147,618	147,618	322,618
		-----------
		36480

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	172,973	37,947	37,947	212,947	158,884	158,884	333,884
72	42	912	PAC	0	0	170,954	37,730	37,730	212,730	170,894	170,894	345,894
73	43	912	PAC	0	0	168,664	37,226	37,226	212,226	183,688	183,688	358,688
74	44	912	PAC	0	0	166,080	36,394	36,394	211,394	197,311	197,311	372,311
75	45	912	PAC	0	0	163,169	35,186	35,186	210,186	211,802	211,802	386,802

76	46	912	PAC	0	0	159,899	33,550	33,550	208,550	227,206	227,206	402,206
77	47	912	PAC	0	0	156,235	31,431	31,431	206,431	243,567	243,567	418,567
78	48	912	PAC	0	0	152,136	28,761	28,761	203,761	260,926	260,926	435,926
79	49	912	PAC	0	0	147,433	25,341	25,341	200,341	279,195	279,195	454,195
80	50	912	PAC	0	0	142,266	21,277	21,277	196,277	298,604	298,604	473,604
		--------
		45,600

81	51	912	PAC	0	0	136,444	16,343	16,343	191,343	319,051	319,051	494,051
82	52	912	PAC	0	0	129,816	10,340	10,340	185,340	340,472	340,472	515,472
83	53	912	PAC	0	0	122,336	3,168	3,168	178,168	362,904	362,904	537,904
84	54	912	PAC	0	0	113,961	0	0	169,816	386,392	386,392	561,392
85	55	912	PAC	0	0	104,587	0	0	160,442	410,924	410,924	585,924

86	56	912	PAC	0	0	94,202	0	0	150,057	436,576	436,576	611,576
87	57	912	PAC	0	0	82,327	0	0	138,183	462,949	462,949	637,949
88	58	912	PAC	0	0	68,942	0	0	124,797	490,083	490,083	665,083
89	59	912	PAC	0	0	53,962	0	0	109,818	517,960	517,960	692,960
90	60	912	PAC	0	0	37,598	0	0	93,454	546,865	546,865	721,865
		--------
		54,720

91	61	912	PAC	0	0	20,296	0	0	76,151	577,356	577,356	752,356
92	62	912	PAC	0	0	2,130	0	0	57,986	609,655	609,655	784,655
93	63	912	PAC	0	0	0	0	0	37,284	642,168	642,168	817,168
94	64	912	PAC	0	0	0	0	0	14,074	674,943	674,943	849,943
95	65	912	PAC	0	0	0	0	0	0	708,020	708,020	883,020

		--------
		59,280

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

	End of Year			0% Gross Annual Return (-1.11% Net)			6% Gross Annual Return (4.19% Net)			10% Gross Annual Return (8.19% Net)
Age		Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	560	0	175,560	579	0	175,579	591	0	175,591
32	2	912	PAC	1,104	0	176,104	1,174	0	176,174	1,222	0	176,222
33	3	912	PAC	1,630	0	176,630	1,787	0	176,787	1,897	0	176,897
34	4	912	PAC	2,139	0	177,139	2,417	0	177,417	2,618	0	177,618
35	5	912	PAC	2,628	0	177,628	3,062	0	178,062	3,387	218	178,387

36	6	912	PAC	3,096	0	178,096	3,721	578	178,721	4,205	1,062	179,205
37	7	912	PAC	3,543	427	178,543	4,396	1,279	179,396	5,077	1,961	180,077
38	8	912	PAC	3,972	884	178,972	5,087	1,998	180,087	6,010	2,921	181,010
39	9	912	PAC	4,385	1,326	179,385	5,799	2,740	180,799	7,008	3,949	182,008
40	10	912	PAC	4,780	1,749	179,780	6,529	3,498	181,529	8,077	5,046	183,077
		--------
		9,120

41	11	912	PAC	5,155	2,655	180,155	7,277	4,776	182,277	9,220	6,720	184,220
42	12	912	PAC	5,510	3,531	180,510	8,041	6,062	183,041	10,442	8,463	185,442
43	13	912	PAC	5,843	4,375	180,843	8,822	7,354	183,822	11,746	10,278	186,746
44	14	912	PAC	6,151	5,183	181,151	9,615	8,647	184,615	13,136	12,169	188,136
45	15	912	PAC	6,430	5,953	181,430	10,418	9,940	185,418	14,616	14,138	189,616

46	16	912	PAC	6,679	6,679	181,679	11,227	11,227	186,227	16,188	16,188	191,188
47	17	912	PAC	6,892	6,892	181,892	12,038	12,038	187,038	17,855	17,855	192,855
48	18	912	PAC	7,064	7,064	182,064	12,845	12,845	187,845	19,619	19,619	194,619
49	19	912	PAC	7,194	7,194	182,194	13,644	13,644	188,644	21,485	21,485	196,485
50	20	912	PAC	7,276	7,276	182,276	14,430	14,430	189,430	23,455	23,455	198,455
		--------
		18,240

51	21	912	PAC	7,306	7,306	182,306	15,196	15,196	190,196	25,532	25,532	200,532
52	22	912	PAC	7,278	7,278	182,278	15,935	15,935	190,935	27,717	27,717	202,717
53	23	912	PAC	7,186	7,186	182,186	16,638	16,638	191,638	30,012	30,012	205,012
54	24	912	PAC	7,029	7,029	182,029	17,301	17,301	192,301	32,422	32,422	207,422
55	25	912	PAC	6,802	6,802	181,802	17,917	17,917	192,917	34,952	34,952	209,952

56	26	912	PAC	6,498	6,498	181,498	18,474	18,474	193,474	37,603	37,603	212,603
57	27	912	PAC	6,110	6,110	181,110	18,963	18,963	193,963	40,375	40,375	215,375
58	28	912	PAC	5,635	5,635	180,635	19,375	19,375	194,375	43,273	43,273	218,273
59	29	912	PAC	5,072	5,072	180,072	19,703	19,703	194,703	46,304	46,304	221,304
60	30	912	PAC	4,418	4,418	179,418	19,942	19,942	194,942	49,477	49,477	224,477
		--------
		27,360

61	31	912	PAC	3,672	3,672	178,672	20,083	20,083	195,083	52,797	52,797	227,797
62	32	912	PAC	2,824	2,824	177,824	20,111	20,111	195,111	56,265	56,265	231,265
63	33	912	PAC	1,868	1,868	176,868	20,013	20,013	195,013	59,886	59,886	234,886
64	34	912	PAC	800	800	175,800	19,777	19,777	194,777	63,665	63,665	238,665
65	35	912	PAC	0	0	174,608	19,385	19,385	194,385	67,602	67,602	242,602

66	36	912	PAC	0	0	173,261	18,814	18,814	193,814	71,693	71,693	246,693
67	37	912	PAC	0	0	171,740	18,041	18,041	193,041	75,935	75,935	250,935
68	38	912	PAC	0	0	170,026	17,039	17,039	192,039	80,320	80,320	255,320
69	39	912	PAC	0	0	168,096	15,775	15,775	190,775	84,837	84,837	259,837
70	40	912	PAC	0	0	165,932	14,218	14,218	189,218	89,476	89,476	264,476
		-----------
		36480

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	163,502	12,325	12,325	187,325	94,215	94,215	269,215
72	42	912	PAC	0	0	160,768	10,042	10,042	185,042	99,023	99,023	274,023
73	43	912	PAC	0	0	157,702	7,325	7,325	182,325	103,874	103,874	278,874
74	44	912	PAC	0	0	154,271	4,122	4,122	179,122	108,740	108,740	283,740
75	45	912	PAC	0	0	150,436	373	373	175,373	113,580	113,580	288,580

76	46	912	PAC	0	0	146,156	0	0	171,093	118,348	118,348	293,348
77	47	912	PAC	0	0	141,387	0	0	166,324	122,993	122,993	297,993
78	48	912	PAC	0	0	136,073	0	0	161,010	127,449	127,449	302,449
79	49	912	PAC	0	0	130,165	0	0	155,101	131,645	131,645	306,645
80	50	912	PAC	0	0	123,601	0	0	148,537	135,499	135,499	310,499
		--------
		45,600

81	51	912	PAC	0	0	116,218	0	0	141,155	138,812	138,812	313,812
82	52	912	PAC	0	0	107,824	0	0	132,761	141,339	141,339	316,339
83	53	912	PAC	0	0	98,354	0	0	123,290	142,948	142,948	317,948
84	54	912	PAC	0	0	87,744	0	0	112,681	143,500	143,500	318,500
85	55	912	PAC	0	0	75,856	0	0	100,792	142,761	142,761	317,761

86	56	912	PAC	0	0	62,661	0	0	87,598	140,600	140,600	315,600
87	57	912	PAC	0	0	47,909	0	0	72,845	136,637	136,637	311,637
88	58	912	PAC	0	0	31,212	0	0	56,149	130,324	130,324	305,324
89	59	912	PAC	0	0	12,440	0	0	37,377	121,331	121,331	296,331
90	60	912	PAC	0	0	0	0	0	16,512	109,423	109,423	284,423
		--------
		54,720

91	61	912	PAC	0	0	0	0	0	0	94,921	94,921	269,921
92	62	912	PAC	0	0	0	0	0	0	77,670	77,670	252,670
93	63	912	PAC	0	0	0	0	0	0	56,383	56,383	231,383
94	64	912	PAC	0	0	0	0	0	0	29,730	29,730	204,730
95	65	912	PAC	0	0	0	0	0	0	0	0	171,302

96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		63,840

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.
These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $20,519.19
Guideline Level Annual Premium: $4,939.66

TAMRA Initial 7 Pay Premium: $5,575.89
Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.
Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.
These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.
*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.11% Net)	6% Gross Annual Return (4.19% Net)	10% Gross Annual Return (8.19% Net)
Guaranteed Charges	Attained Age	90	91	96
	Contract Year	60	61	66
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

Hypothetical Illustrations

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.11%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2008.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification.

These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.
The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.
Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.
Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.
The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.
Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.
Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	923	0	240,923	953	0	240,953	973	0	240,973
32	2	1440	PAC	1,831	0	241,831	1,947	0	241,947	2,026	0	242,026
33	3	1440	PAC	2,721	0	242,721	2,981	0	242,981	3,163	0	243,163
34	4	1440	PAC	3,590	0	243,590	4,053	0	244,053	4,388	0	244,388
35	5	1440	PAC	4,440	0	244,440	5,166	520	245,166	5,709	1,062	245,709

36	6	1440	PAC	5,268	663	245,268	6,318	1,712	246,318	7,129	2,524	247,129
37	7	1440	PAC	6,074	1,514	246,074	7,510	2,950	247,510	8,658	4,098	248,658
38	8	1440	PAC	6,854	2,342	246,854	8,741	4,229	248,741	10,299	5,787	250,299
39	9	1440	PAC	7,607	3,143	247,607	10,009	5,545	250,009	12,060	7,596	252,060
40	10	1440	PAC	8,334	3,921	248,334	11,318	6,904	251,318	13,951	9,538	253,951
		--------
		14,400

41	11	1440	PAC	9,061	5,422	249,061	12,693	9,055	252,693	16,009	12,371	256,009
42	12	1440	PAC	9,755	6,882	249,755	14,106	11,233	254,106	18,214	15,341	258,214
43	13	1440	PAC	10,412	8,283	250,412	15,552	13,424	255,552	20,572	18,444	260,572
44	14	1440	PAC	11,024	9,625	251,024	17,025	15,626	257,025	23,088	21,689	263,088
45	15	1440	PAC	11,588	10,897	251,588	18,520	17,829	258,520	25,769	25,077	265,769

46	16	1440	PAC	12,354	12,354	252,354	20,349	20,349	260,349	29,002	29,002	269,002
47	17	1440	PAC	13,062	13,062	253,062	22,217	22,217	262,217	32,471	32,471	272,471
48	18	1440	PAC	13,718	13,718	253,718	24,130	24,130	264,130	36,201	36,201	276,201
49	19	1440	PAC	14,326	14,326	254,326	26,095	26,095	266,095	40,221	40,221	280,221
50	20	1440	PAC	14,879	14,879	254,879	28,106	28,106	268,106	44,547	44,547	284,547
		--------
		28,800

51	21	1440	PAC	15,361	15,361	255,361	30,148	30,148	270,148	49,188	49,188	289,188
52	22	1440	PAC	15,778	15,778	255,778	32,229	32,229	272,229	54,180	54,180	294,180
53	23	1440	PAC	16,118	16,118	256,118	34,337	34,337	274,337	59,540	59,540	299,540
54	24	1440	PAC	16,371	16,371	256,371	36,463	36,463	276,463	65,289	65,289	305,289
55	25	1440	PAC	16,517	16,517	256,517	38,583	38,583	278,583	71,438	71,438	311,438

56	26	1440	PAC	16,590	16,590	256,590	40,736	40,736	280,736	78,060	78,060	318,060
57	27	1440	PAC	16,547	16,547	256,547	42,873	42,873	282,873	85,147	85,147	325,147
58	28	1440	PAC	16,391	16,391	256,391	44,998	44,998	284,998	92,746	92,746	332,746
59	29	1440	PAC	16,124	16,124	256,124	47,110	47,110	287,110	100,901	100,901	340,901
60	30	1440	PAC	15,565	15,565	255,565	49,021	49,021	289,021	109,471	109,471	349,471
		--------
		43,200

61	31	1440	PAC	14,812	14,812	254,812	50,819	50,819	290,819	118,591	118,591	358,591
62	32	1440	PAC	13,847	13,847	253,847	52,478	52,478	292,478	128,290	128,290	368,290
63	33	1440	PAC	12,609	12,609	252,609	53,925	53,925	293,925	138,553	138,553	378,553
64	34	1440	PAC	11,103	11,103	251,103	55,151	55,151	295,151	149,430	149,430	389,430
65	35	1440	PAC	9,318	9,318	249,318	56,133	56,133	296,133	160,964	160,964	400,964

66	36	1440	PAC	7,247	7,247	247,247	56,846	56,846	296,846	173,200	173,200	413,200
67	37	1440	PAC	4,889	4,889	244,889	57,273	57,273	297,273	186,196	186,196	426,196
68	38	1440	PAC	2,232	2,232	242,232	57,386	57,386	297,386	200,006	200,006	440,006
69	39	1440	PAC	0	0	239,260	57,151	57,151	297,151	214,682	214,682	454,682
70	40	1440	PAC	0	0	235,910	56,507	56,507	296,507	230,258	230,258	470,258
		--------
		57,600

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	232,107	55,369	55,369	295,369	246,745	246,745	486,745
72	42	1440	PAC	0	0	227,757	53,611	53,611	293,611	264,123	264,123	504,123
73	43	1440	PAC	0	0	222,766	51,110	51,110	291,110	282,375	282,375	522,375
74	44	1440	PAC	0	0	217,099	47,794	47,794	287,794	301,542	301,542	541,542
75	45	1440	PAC	0	0	210,706	43,570	43,570	283,570	321,652	321,652	561,652

76	46	1440	PAC	0	0	203,523	38,329	38,329	278,329	342,723	342,723	582,723
77	47	1440	PAC	0	0	195,226	31,688	31,688	271,688	364,500	364,500	604,500
78	48	1440	PAC	0	0	185,868	23,633	23,633	263,633	387,101	387,101	627,101
79	49	1440	PAC	0	0	175,278	13,921	13,921	253,921	410,421	410,421	650,421
80	50	1440	PAC	0	0	163,770	2,791	2,791	242,791	434,852	434,852	674,852
		--------
		72,000

81	51	1440	PAC	0	0	150,776	0	0	229,806	459,899	459,899	699,899
82	52	1440	PAC	0	0	136,166	0	0	215,196	485,480	485,480	725,480
83	53	1440	PAC	0	0	119,845	0	0	198,875	511,542	511,542	751,542
84	54	1440	PAC	0	0	101,656	0	0	180,686	537,964	537,964	777,964
85	55	1440	PAC	0	0	81,389	0	0	160,419	564,559	564,559	804,559

86	56	1440	PAC	0	0	58,811	0	0	137,841	591,097	591,097	831,097
87	57	1440	PAC	0	0	33,692	0	0	112,721	617,333	617,333	857,333
88	58	1440	PAC	0	0	5,825	0	0	84,855	643,022	643,022	883,022
89	59	1440	PAC	0	0	0	0	0	54,068	667,937	667,937	907,937
90	60	1440	PAC	0	0	0	0	0	21,911	693,631	693,631	933,631
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	718,567	718,567	958,567
92	62	1440	PAC	0	0	0	0	0	0	743,245	743,245	983,245
93	63	1440	PAC	0	0	0	0	0	0	767,018	767,018	1,007,018
94	64	1440	PAC	0	0	0	0	0	0	789,638	789,638	1,029,638
95	65	1440	PAC	0	0	0	0	0	0	810,827	810,827	1,050,827

96	66	1440	PAC	0	0	0	0	0	0	830,491	830,491	1,070,491
97	67	1440	PAC	0	0	0	0	0	0	848,576	848,576	1,088,576
98	68	1440	PAC	0	0	0	0	0	0	864,723	864,723	1,104,723
99	69	1440	PAC	0	0	0	0	0	0	879,351	879,351	1,119,351
100	70	1440	PAC	0	0	0	0	0	0	889,542	889,542	1,129,542
		--------
		100,800

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	833	0	240,833	860	0	240,860	878	0	240,878
32	2	1440	PAC	1,654	0	241,654	1,759	0	241,759	1,830	0	241,830
33	3	1440	PAC	2,457	0	242,457	2,692	0	242,692	2,856	0	242,856
34	4	1440	PAC	3,238	0	243,238	3,656	0	243,656	3,958	0	243,958
35	5	1440	PAC	4,001	0	244,001	4,656	9	244,656	5,145	499	245,145

36	6	1440	PAC	4,738	132	244,738	5,685	1,079	245,685	6,416	1,811	246,416
37	7	1440	PAC	5,450	890	245,450	6,744	2,184	246,744	7,778	3,218	247,778
38	8	1440	PAC	6,132	1,620	246,132	7,830	3,318	247,830	9,233	4,721	249,233
39	9	1440	PAC	6,781	2,317	246,781	8,940	4,476	248,940	10,784	6,320	250,784
40	10	1440	PAC	7,399	2,985	247,399	10,075	5,662	250,075	12,440	8,027	252,440
		--------
		14,400

41	11	1440	PAC	7,980	4,341	247,980	11,231	7,593	251,231	14,204	10,566	254,204
42	12	1440	PAC	8,519	5,646	248,519	12,404	9,531	252,404	16,078	13,206	256,078
43	13	1440	PAC	9,011	6,882	249,011	13,585	11,456	253,585	18,065	15,936	258,065
44	14	1440	PAC	9,448	8,049	249,448	14,769	13,370	254,769	20,166	18,766	260,166
45	15	1440	PAC	9,827	9,136	249,827	15,951	15,259	255,951	22,384	21,693	262,384

46	16	1440	PAC	10,145	10,145	250,145	17,125	17,125	257,125	24,726	24,726	264,726
47	17	1440	PAC	10,403	10,403	250,403	18,291	18,291	258,291	27,200	27,200	267,200
48	18	1440	PAC	10,610	10,610	250,610	19,459	19,459	259,459	29,827	29,827	269,827
49	19	1440	PAC	10,778	10,778	250,778	20,639	20,639	260,639	32,630	32,630	272,630
50	20	1440	PAC	10,898	10,898	250,898	21,821	21,821	261,821	35,614	35,614	275,614
		--------
		28,800

51	21	1440	PAC	10,955	10,955	250,955	22,990	22,990	262,990	38,777	38,777	278,777
52	22	1440	PAC	10,936	10,936	250,936	24,130	24,130	264,130	42,117	42,117	282,117
53	23	1440	PAC	10,824	10,824	250,824	25,220	25,220	265,220	45,630	45,630	285,630
54	24	1440	PAC	10,606	10,606	250,606	26,245	26,245	266,245	49,316	49,316	289,316
55	25	1440	PAC	10,256	10,256	250,256	27,172	27,172	267,172	53,158	53,158	293,158

56	26	1440	PAC	9,759	9,759	249,759	27,980	27,980	267,980	57,151	57,151	297,151
57	27	1440	PAC	9,113	9,113	249,113	28,658	28,658	268,658	61,302	61,302	301,302
58	28	1440	PAC	8,326	8,326	248,326	29,207	29,207	269,207	65,630	65,630	305,630
59	29	1440	PAC	7,400	7,400	247,400	29,619	29,619	269,619	70,147	70,147	310,147
60	30	1440	PAC	6,310	6,310	246,310	29,863	29,863	269,863	74,843	74,843	314,843
		--------
		43,200

61	31	1440	PAC	5,022	5,022	245,022	29,892	29,892	269,892	79,690	79,690	319,690
62	32	1440	PAC	3,490	3,490	243,490	29,647	29,647	269,647	84,650	84,650	324,650
63	33	1440	PAC	1,675	1,675	241,675	29,071	29,071	269,071	89,686	89,686	329,686
64	34	1440	PAC	0	0	239,552	28,120	28,120	268,120	94,774	94,774	334,774
65	35	1440	PAC	0	0	237,082	26,764	26,764	266,764	99,902	99,902	339,902

66	36	1440	PAC	0	0	234,238	24,970	24,970	264,970	105,057	105,057	345,057
67	37	1440	PAC	0	0	231,015	22,713	22,713	262,713	110,236	110,236	350,236
68	38	1440	PAC	0	0	227,396	19,957	19,957	259,957	115,421	115,421	355,421
69	39	1440	PAC	0	0	223,356	16,657	16,657	256,657	120,591	120,591	360,591
70	40	1440	PAC	0	0	218,845	12,737	12,737	252,737	125,688	125,688	365,688
		--------
		57,600

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	213,782	8,090	8,090	248,090	130,623	130,623	370,623
72	42	1440	PAC	0	0	208,046	2,563	2,563	242,563	135,259	135,259	375,259
73	43	1440	PAC	0	0	201,522	0	0	236,055	139,448	139,448	379,448
74	44	1440	PAC	0	0	194,165	0	0	228,698	143,109	143,109	383,109
75	45	1440	PAC	0	0	185,908	0	0	220,441	146,128	146,128	386,128

76	46	1440	PAC	0	0	176,668	0	0	211,201	148,367	148,367	388,367
77	47	1440	PAC	0	0	166,313	0	0	200,846	149,625	149,625	389,625
78	48	1440	PAC	0	0	154,656	0	0	189,189	149,626	149,626	389,626
79	49	1440	PAC	0	0	141,477	0	0	176,010	148,038	148,038	388,038
80	50	1440	PAC	0	0	126,578	0	0	161,111	144,528	144,528	384,528
		--------
		72,000

81	51	1440	PAC	0	0	109,747	0	0	144,280	138,715	138,715	378,715
82	52	1440	PAC	0	0	90,797	0	0	125,330	130,218	130,218	370,218
83	53	1440	PAC	0	0	69,579	0	0	104,112	118,664	118,664	358,664
84	54	1440	PAC	0	0	45,858	0	0	80,391	103,560	103,560	343,560
85	55	1440	PAC	0	0	19,321	0	0	53,854	84,288	84,288	324,288

86	56	1440	PAC	0	0	0	0	0	24,143	60,137	60,137	300,137
87	57	1440	PAC	0	0	0	0	0	0	30,324	30,324	270,324
88	58	1440	PAC	0	0	0	0	0	0	0	0	234,080
89	59	1440	PAC	0	0	0	0	0	0	0	0	192,714
90	60	1440	PAC	0	0	0	0	0	0	0	0	146,838
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	0	0	96,379
92	62	1440	PAC	0	0	0	0	0	0	0	0	41,316
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0

96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		100,800

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $24,477.02

Guideline Level Annual Premium: $6,501.97
TAMRA Initial 7 Pay Premium: $6,383.81

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.
These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.
*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.11% Net)	6% Gross Annual Return (4.19% Net)	10% Gross Annual Return (8.19% Net)
Guaranteed Charges	Attained Age	86	87	93
	Contract Year	56	57	63
Current Charges	Attained Age	89	91	100
	Contract Year	59	61	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

Other Information

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and a personalized illustration of death benefits, cash surrender values, and cash values, are available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Insurance Company, One Moody Plaza, Galveston, Texas 77550 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov> and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

Form 9130	Rev. 05-09

Prospectus for
WealthQuest® III Variable Universal Life
Individual Flexible Premium
Variable Universal Life Insurance Contract
contract form number wqvul
Issued by American National Insurance Company
American National Variable Life Separate Account

May 1, 2009

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.
This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.
Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	Rev. 05-09

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

American National Investment Accounts, Inc.

American National Money Market Portfolio
American National Growth Portfolio
American National Balanced Portfolio
American National Equity Income Portfolio

Fidelity® Variable Insurance Products –
Service Class 2

VIP Contrafund® Portfolio
VIP Growth Strategies Portfolio[1]

VIP Mid Cap Portfolio
VIP Index 500 Portfolio

VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio
VIP Growth and Income Portfolio

VIP Value Portfolio
VIP Value Leaders Portfolio
VIP Value Strategies Portfolio

VIP Growth Opportunities Portfolio

T. Rowe Price

Equity Income Portfolio
Mid-Cap Growth Portfolio[2]
International Stock Portfolio

Limited-Term Bond Portfolio

MFS® Variable Insurance Trust – Initial Class Shares

MFS Core Equity Series

MFS Growth Series

MFS Research Series

MFS Investors Trust Series

Federated Insurance Series

Capital Income Fund II Portfolio
MidCap Growth Strategies Fund II Portfolio
High Income Bond Fund II Portfolio – Primary Shares
Federated Fund for U.S. Government Securities II
Federated Kaufmann Fund II –
Primary Shares
Federated Quality Bond Fund II –
Primary Shares

Equity Income Fund II Portfolio

The Alger American Fund –
Class O Shares

Alger American SmallCap Growth Portfolio[3]
Alger American LargeCap Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American Capital Appreciation Portfolio
Alger American Balanced Portfolio

Alger American Income & Growth Portfolio

AIM Variable Insurance Funds –
Series I Shares

AIM V.I. Dynamics Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Global Health Care Fund

AIM V.I. Utilities Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Real Estate Fund

AIM V.I. Technology Fund

1Formerly Fidelity VIP Aggressive Growth Portfolio

2Not available for investment in Contracts issued on or after May 1, 2004

3Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999 or P.O. Box 1893, Galveston, Texas 77553-1893. If mail is addressed differently, there may be delays in the processing of requested transactions.

Risk/Benefit Summary

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.
You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)
The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.
We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the American National Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the American National Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawl fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Transaction Fees for THE contract

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B	$57.85 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

1The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for THE contract

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk
Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker; Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES for THE contract

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.01 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.06 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .09% of premium Maximum COI 0.38% of premium
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.189% of premium
Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

1The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Annual Portfolio Company Operating Expenses

(expenses that are deducted from Portfolio assets)

	Minimum	Maximum
Total Expenses[1]	0.35%	2.42%

(before fee waivers or

reimbursements)

1Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2008. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.21% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

34

Glossary

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7999.

Insured - the person upon whose life the Contract is issued.

Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.
Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

For the guideline premium death benefit qualification test

Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage

40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST
Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).
Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST
Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).
Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST
Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).
Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST
Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).
Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:
1. increase your Death Benefit, you should choose Option B.
2. keep your cost of insurance charges to a minimum, you should choose Option A.
The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.
The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)
If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.
An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)
A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.
Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)
The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)
If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.
If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.
If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.
You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

•	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

•

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE AFFECT OF A DISTRIBTUION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the affect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

Duration of the Contract

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•

the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)
You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.
An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•	Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.
Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.
At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 27, 2009, and Thursday, December 24, 2009, in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•

during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.
Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)
A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.
If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.
The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.
Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.
The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)
The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•	Requests for transfers must be in writing and must be received by our home office or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing,”or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•

When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

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When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.
If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.
We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.
We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.
We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our home office.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period such premiums have been allocated to the Subaccount investing in the American National Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.
Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.
You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.
If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.
You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.
We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our Home Office. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” Premiums made after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to American National Insurance Company, PO Box 1893, Galveston, TX 77553-1893. We also accept premium payments by bank draft, wire or exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•

Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

o

Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.01 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .09% of the premium. The Maximum cost of insurance rate for this rider is 0.38% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

•	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits ” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.
For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)
The actual charges made during the Contract Year will be shown in the annual report delivered to you.
Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.
The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.
Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.
This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.
We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)
The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.
The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.
The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. You may also contact us at P.O. Box 1983, Galveston, TX 77553-1893.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.
The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.
We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.
The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.
We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.
If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.
Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.
The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: American National Investment Accounts, Inc.

ADVISER: Securities Management and Research, Inc

Subaccount investing in:	Investment objective:
American National Growth Portfolio	seeks to achieve long-term capital appreciation
American National Balanced Portfolio	seeks to conserve principal, produce current income, and achieve long-term capital appreciation
American National Equity Income Portfolio	seeks current income and long-term capital appreciation
American National Money Market Portfolio	seeks the highest current income consistent with the preservation of capital and maintenance of liquidity

FUND: The Alger American Fund Class O Shares
ADVISER: Fred Alger Management, Inc.

Subaccount investing in:	Investment objective:
Alger American SmallCap Growth Portfolio•	seeks long-term capital appreciation
Alger American Growth Portfolio	seeks long-term capital appreciation
Alger American MidCap Growth Portfolio	seeks long-term capital appreciation
Alger American Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger American Income & Growth Portfolio	primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation
Alger American Balanced Portfolio	seeks current income and long-term capital appreciation

• Not available for investment for Contracts issued on or after July 1, 2007.

fUND: Federated Insurance Series
ADVISER: Federated Equity Management Company of Pennsylvania is the Adviser for Federated Capital Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated Equity Income Fund II and Federated Kaufmann Fund II

Subaccount investing in:	Investment objective:
Federated Capital Income Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Mid Cap Growth Strategies Fund II	seeks capital appreciation
Federated Equity Income Fund II	seeks to provide above average income and capital appreciation
Federated Kaufmann Fund II – Primary Shares Subadvised by: Federated Global Investment Management Corp.	seeks capital appreciation

ADVISER: Federated Investment Management Company is the Adviser for Federated High Income Bond Fund II, Federated Fund for U.S. government Securities II and Federated Quality Fund II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seeks high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: Fidelity Variable Insurance products Service Class 2
ADVISER: Fidelity Management & Research Company

Subaccount investing in:	Investment objective:
VIP Mid Cap Portfolio	seeks long term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor's 500SM Index (S&P 500 ®)
Subadvised by:
Geode Capital Management
FMR Co., Inc
VIP Contrafund® Portfolio	seeks long term capital appreciation

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

Subaccount investing in:	Investment objective:
VIP Growth Strategies Portfolio	seeks capital appreciation

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth

subadvised by:

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Investment Grade Bond Portfolio	seeks as high a level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth and Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

FUND: AIM Variable Insurance Funds – SERIES I SHARES
ADVISER: invesco AIM Advisors, Inc.

Subaccount investing in:	Investment objective:
AIM V.I. Global Health Care Fund	seeks capital growth
AIM V.I. Small Cap Equity Fund	seeks long-term growth of capital
AIM V.I. Utilities Fund	seeks capital growth and also seeks current income
AIM V.I. Dynamics Fund	seeks long-term capital growth
AIM V.I. Financial Services Fund	seeks capital growth
AIM V.I. Technology Fund	seeks capital growth
AIM V.I. Global Real Estate Fund	seeks to achieve high total return
through growth of capital and current income

Subadvisor(s): Invesco Trimark Investment Management Inc; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

FUND: MFS® Variable Insurance Trust – Initial class shares
ADVISER: Massachusetts Financial Service Company

Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

FUND: T. Rowe Price

aDVISER: T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

aDVISER: T. Rowe Price International, Inc., is responsible for selection and management of the Portfolio investments of T. Rowe Price International Series, Inc.

FUND: T. Rowe Price Equity Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND: T. Rowe Price Fixed Income Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND: T. Rowe Price International Series, Inc.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.
You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2008, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds	$ 81,585
The Alger American Fund	136,541
Fidelity Variable Insurance Products	544,782
Federated Insurance Series	57,611
MFS Variable Insurance Trust	24,488

During 2009, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.10%

The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)
We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.
Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.
In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.
Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”
Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.
In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.
The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.
Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.
If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

4)

All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

5)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

6)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

d)	is made on or after the Contract Owner reaches actual age 59½;

e)	is attributable to the Contract Owner’s becoming disabled; or

f)

is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.
Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

d)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

e)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

f)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.
If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.
Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

Legal Proceedings

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been obtained and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicated with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

Financial statements

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

Hypothetical Illustrations

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.11%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2008.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.
The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.
The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.
The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.
Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.
Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.
The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.
Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.
Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)				6% Gross Rate (4.19% Net)		10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	912	PAC	589	0	175,589	608	0	175,608	620	0	175,620
32	2	912	PAC	1,163	0	176,163	1,237	0	176,237	1,287	0	176,287
33	3	912	PAC	1,723	0	176,723	1,888	0	176,888	2,004	0	177,004
34	4	912	PAC	2,270	0	177,270	2,564	0	177,564	2,776	0	177,776
35	5	912	PAC	2,802	0	177,802	3,261	61	178,261	3,605	404	178,605

36	6	912	PAC	3,386	210	178,386	4,053	876	179,053	4,567	1,391	179,567
37	7	912	PAC	3,952	804	178,952	4,868	1,720	179,868	5,599	2,451	180,599
38	8	912	PAC	4,497	1,376	179,497	5,706	2,586	180,706	6,703	3,583	181,703
39	9	912	PAC	5,025	1,933	180,025	6,572	3,480	181,572	7,890	4,798	182,890
40	10	912	PAC	5,535	2,472	180,535	7,465	4,403	182,465	9,164	6,101	184,164
		--------
		9,120

41	11	912	PAC	6,043	3,514	181,043	8,403	5,875	183,403	10,550	8,021	185,550
42	12	912	PAC	6,534	4,532	181,534	9,372	7,370	184,372	12,039	10,037	187,039
43	13	912	PAC	7,005	5,519	182,005	10,369	8,884	185,369	13,638	12,153	188,638
44	14	912	PAC	7,459	6,479	182,459	11,400	10,420	186,400	15,359	14,379	190,359
45	15	912	PAC	7,898	7,414	182,898	12,466	11,981	187,466	17,212	16,727	192,212

46	16	912	PAC	8,376	8,376	183,376	13,659	13,659	188,659	19,337	19,337	194,337
47	17	912	PAC	8,839	8,839	183,839	14,901	14,901	189,901	21,643	21,643	196,643
48	18	912	PAC	9,289	9,289	184,289	16,195	16,195	191,195	24,144	24,144	199,144
49	19	912	PAC	9,718	9,718	184,718	17,537	17,537	192,537	26,851	26,851	201,851
50	20	912	PAC	10,123	10,123	185,123	18,924	18,924	193,924	29,779	29,779	204,779
		--------
		18,240

51	21	912	PAC	10,504	10,504	185,504	20,359	20,359	195,359	32,946	32,946	207,946
52	22	912	PAC	10,860	10,860	185,860	21,842	21,842	196,842	36,373	36,373	211,373
53	23	912	PAC	11,186	11,186	186,186	23,372	23,372	198,372	40,077	40,077	215,077
54	24	912	PAC	11,481	11,481	186,481	24,947	24,947	199,947	44,082	44,082	219,082
55	25	912	PAC	11,745	11,745	186,745	26,571	26,571	201,571	48,413	48,413	223,413

56	26	912	PAC	11,975	11,975	186,975	28,242	28,242	203,242	53,096	53,096	228,096
57	27	912	PAC	12,172	12,172	187,172	29,964	29,964	204,964	58,164	58,164	233,164
58	28	912	PAC	12,337	12,337	187,337	31,739	31,739	206,739	63,652	63,652	238,652
59	29	912	PAC	12,471	12,471	187,471	33,570	33,570	208,570	69,595	69,595	244,595
60	30	912	PAC	12,569	12,569	187,569	35,456	35,456	210,456	76,032	76,032	251,032
		--------
		27,360

61	31	912	PAC	12,627	12,627	187,627	37,394	37,394	212,394	82,999	82,999	257,999
62	32	912	PAC	12,635	12,635	187,635	39,375	39,375	214,375	90,533	90,533	265,533
63	33	912	PAC	12,582	12,582	187,582	41,391	41,391	216,391	98,674	98,674	273,674
64	34	912	PAC	12,455	12,455	187,455	43,428	43,428	218,428	107,459	107,459	282,459
65	35	912	PAC	12,245	12,245	187,245	45,478	45,478	220,478	116,937	116,937	291,937

66	36	912	PAC	11,948	11,948	186,948	47,535	47,535	222,535	127,162	127,162	302,162
67	37	912	PAC	11,559	11,559	186,559	49,596	49,596	224,596	138,198	138,198	313,198
68	38	912	PAC	11,080	11,080	186,080	51,658	51,658	226,658	150,113	150,113	325,113
69	39	912	PAC	10,506	10,506	185,506	53,719	53,719	228,719	162,983	162,983	337,983
70	40	912	PAC	9,828	9,828	184,828	55,766	55,766	230,766	176,881	176,881	351,881
		--------
		36,480

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	9,029	9,029	184,029	57,780	57,780	232,780	191,878	191,878	366,878
72	42	912	PAC	8,080	8,080	183,080	59,729	59,729	234,729	208,042	208,042	383,042
73	43	912	PAC	6,948	6,948	181,948	61,574	61,574	236,574	225,438	225,438	400,438
74	44	912	PAC	5,597	5,597	180,597	63,269	63,269	238,269	244,137	244,137	419,137
75	45	912	PAC	3,993	3,993	178,993	64,772	64,772	239,772	264,216	264,216	439,216

76	46	912	PAC	2,110	2,110	177,110	66,040	66,040	241,040	285,766	285,766	460,766
77	47	912	PAC	0	0	174,924	67,037	67,037	242,037	308,892	308,892	483,892
78	48	912	PAC	0	0	172,401	67,726	67,726	242,726	333,710	333,710	508,710
79	49	912	PAC	0	0	169,502	68,062	68,062	243,062	360,340	360,340	535,340
80	50	912	PAC	0	0	166,186	67,987	67,987	242,987	388,900	388,900	563,900
		--------
		45,600

81	51	912	PAC	0	0	162,395	67,421	67,421	242,421	419,503	419,503	594,503
82	52	912	PAC	0	0	158,060	66,268	66,268	241,268	452,255	452,255	627,255
83	53	912	PAC	0	0	153,096	64,414	64,414	239,414	487,260	487,260	662,260
84	54	912	PAC	0	0	147,423	61,742	61,742	236,742	524,635	524,635	699,635
85	55	912	PAC	0	0	140,968	58,137	58,137	233,137	564,514	564,514	739,514

86	56	912	PAC	0	0	133,669	53,489	53,489	228,489	607,053	607,053	782,053
87	57	912	PAC	0	0	125,466	47,686	47,686	222,686	652,427	652,427	827,427
88	58	912	PAC	0	0	116,304	40,614	40,614	215,614	700,830	700,830	875,830
89	59	912	PAC	0	0	106,125	32,154	32,154	207,154	752,471	752,471	927,471
90	60	912	PAC	0	0	94,864	22,169	22,169	197,169	807,570	807,570	982,570
		--------
		54,720

91	61	912	PAC	0	0	82,447	10,510	10,510	185,510	866,356	866,356	1,041,356
92	62	912	PAC	0	0	68,774	0	0	172,014	929,052	929,052	1,104,052
93	63	912	PAC	0	0	53,698	0	0	156,937	995,851	995,851	1,170,851
94	64	912	PAC	0	0	36,970	0	0	140,210	1,066,860	1,066,860	1,241,860
95	65	912	PAC	0	0	18,123	0	0	121,362	1,141,961	1,141,961	1,316,961

		--------
		59,280

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	912	PAC	476	0	175,476	491	0	175,491	502	0	175,502
32	2	912	PAC	936	0	175,936	995	0	175,995	1,036	0	176,036
33	3	912	PAC	1,381	0	176,381	1,513	0	176,513	1,607	0	176,607
34	4	912	PAC	1,809	0	176,809	2,044	0	177,044	2,214	0	177,214
35	5	912	PAC	2,219	0	177,219	2,586	0	177,586	2,861	0	177,861

36	6	912	PAC	2,609	0	177,609	3,138	0	178,138	3,547	370	178,547
37	7	912	PAC	2,975	0	177,975	3,694	546	178,694	4,270	1,122	179,270
38	8	912	PAC	3,314	193	178,314	4,253	1,133	179,253	5,031	1,910	180,031
39	9	912	PAC	3,623	531	178,623	4,811	1,719	179,811	5,829	2,737	180,829
40	10	912	PAC	3,903	841	178,903	5,368	2,305	180,368	6,667	3,604	181,667
		--------
		9,120

41	11	912	PAC	4,149	1,620	179,149	5,917	3,388	180,917	7,541	5,013	182,541
42	12	912	PAC	4,359	2,357	179,359	6,457	4,455	181,457	8,454	6,452	183,454
43	13	912	PAC	4,533	3,048	179,533	6,986	5,501	181,986	9,408	7,923	184,408
44	14	912	PAC	4,674	3,694	179,674	7,506	6,526	182,506	10,407	9,427	185,407
45	15	912	PAC	4,780	4,296	179,780	8,015	7,530	183,015	11,454	10,969	186,454

46	16	912	PAC	4,850	4,850	179,850	8,509	8,509	183,509	12,550	12,550	187,550
47	17	912	PAC	4,882	4,882	179,882	8,986	8,986	183,986	13,696	13,696	188,696
48	18	912	PAC	4,874	4,874	179,874	9,442	9,442	184,442	14,893	14,893	189,893
49	19	912	PAC	4,823	4,823	179,823	9,873	9,873	184,873	16,143	16,143	191,143
50	20	912	PAC	4,727	4,727	179,727	10,274	10,274	185,274	17,446	17,446	192,446
		--------
		18,240

51	21	912	PAC	4,580	4,580	179,580	10,637	10,637	185,637	18,799	18,799	193,799
52	22	912	PAC	4,379	4,379	179,379	10,957	10,957	185,957	20,202	20,202	195,202
53	23	912	PAC	4,115	4,115	179,115	11,221	11,221	186,221	21,649	21,649	196,649
54	24	912	PAC	3,782	3,782	178,782	11,421	11,421	186,421	23,137	23,137	198,137
55	25	912	PAC	3,381	3,381	178,381	11,551	11,551	186,551	24,667	24,667	199,667

56	26	912	PAC	2,906	2,906	177,906	11,604	11,604	186,604	26,236	26,236	201,236
57	27	912	PAC	2,360	2,360	177,360	11,577	11,577	186,577	27,849	27,849	202,849
58	28	912	PAC	1,745	1,745	176,745	11,467	11,467	186,467	29,510	29,510	204,510
59	29	912	PAC	1,062	1,062	176,062	11,272	11,272	186,272	31,223	31,223	206,223
60	30	912	PAC	303	303	175,303	10,976	10,976	185,976	32,981	32,981	207,981
		--------
		27,360

61	31	912	PAC	0	0	174,448	10,560	10,560	185,560	34,772	34,772	209,772
62	32	912	PAC	0	0	173,464	9,992	9,992	184,992	36,571	36,571	211,571
63	33	912	PAC	0	0	172,317	9,235	9,235	184,235	38,348	38,348	213,348
64	34	912	PAC	0	0	170,969	8,241	8,241	183,241	40,060	40,060	215,060
65	35	912	PAC	0	0	169,397	6,976	6,976	181,976	41,676	41,676	216,676

66	36	912	PAC	0	0	167,581	5,410	5,410	180,410	43,169	43,169	218,169
67	37	912	PAC	0	0	165,512	3,520	3,520	178,520	44,520	44,520	219,520
68	38	912	PAC	0	0	163,185	1,287	1,287	176,287	45,712	45,712	220,712
69	39	912	PAC	0	0	160,591	0	0	173,703	46,721	46,721	221,721
70	40	912	PAC	0	0	157,698	0	0	170,810	47,501	47,501	222,501
		--------
		36,480

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	154,453	0	0	167,566	47,978	47,978	222,978
72	42	912	PAC	0	0	150,780	0	0	163,893	48,045	48,045	223,045
73	43	912	PAC	0	0	146,579	0	0	159,692	47,568	47,568	222,568
74	44	912	PAC	0	0	141,744	0	0	154,856	46,389	46,389	221,389
75	45	912	PAC	0	0	136,175	0	0	149,288	44,350	44,350	219,350

76	46	912	PAC	0	0	129,784	0	0	142,897	41,287	41,287	216,287
77	47	912	PAC	0	0	122,498	0	0	135,611	37,041	37,041	212,041
78	48	912	PAC	0	0	114,248	0	0	127,361	31,443	31,443	206,443
79	49	912	PAC	0	0	104,947	0	0	118,060	24,294	24,294	199,294
80	50	912	PAC	0	0	94,476	0	0	107,588	15,342	15,342	190,342
		--------
		45,600

81	51	912	PAC	0	0	82,661	0	0	95,774	4,261	4,261	179,261
82	52	912	PAC	0	0	69,289	0	0	82,402	0	0	165,930
83	53	912	PAC	0	0	54,104	0	0	67,217	0	0	150,744
84	54	912	PAC	0	0	36,848	0	0	49,960	0	0	133,488
85	55	912	PAC	0	0	17,278	0	0	30,391	0	0	113,918

86	56	912	PAC	0	0	0	0	0	8,282	0	0	91,809
87	57	912	PAC	0	0	0	0	0	0	0	0	66,942
88	58	912	PAC	0	0	0	0	0	0	0	0	39,092
89	59	912	PAC	0	0	0	0	0	0	0	0	8,022
90	60	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		54,720

91	61	912	PAC	0	0	0	0	0	0	0	0	0
92	62	912	PAC	0	0	0	0	0	0	0	0	0
93	63	912	PAC	0	0	0	0	0	0	0	0	0
94	64	912	PAC	0	0	0	0	0	0	0	0	0
95	65	912	PAC	0	0	0	0	0	0	0	0	0

96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		63,840

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.
These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $17,941.67
Guideline Level Annual Premium: $5,027.40

TAMRA Initial 7 Pay Premium: $4,764.26
Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.
Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.
These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse.  Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.11% Net)	6% Gross Annual Return (4.19% Net)	10% Gross Annual Return (8.19% Net)
Guaranteed Charges	Attained Age	86	87	90
	Contract Year	56	57	60
Current Charges	Attained Age	95	95	95
	Contract Year	65	65	65

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges.  The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen.  Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium.  If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits.  Actual year of lapse may be more or less favorable than shown in the chart.  Investment returns are hypothetical only.  Actual rates of return will vary.

Hypothetical Illustrations

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.11%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2008.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.
The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.
The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.
Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.
Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.
The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.
Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.
Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	921	0	240,921	951	0	240,951	971	0	240,971
32	2	1440	PAC	1,823	0	241,823	1,939	0	241,939	2,018	0	242,018
33	3	1440	PAC	2,702	0	242,702	2,961	0	242,961	3,142	0	243,142
34	4	1440	PAC	3,558	0	243,558	4,018	0	244,018	4,351	0	244,351
35	5	1440	PAC	4,388	0	244,388	5,108	412	245,108	5,647	951	245,647

36	6	1440	PAC	5,340	688	245,340	6,385	1,733	246,385	7,192	2,541	247,192
37	7	1440	PAC	6,267	1,659	246,267	7,706	3,098	247,706	8,855	4,247	248,855
38	8	1440	PAC	7,165	2,605	247,165	9,071	4,511	249,071	10,641	6,081	250,641
39	9	1440	PAC	8,035	3,526	248,035	10,480	5,970	250,480	12,559	8,049	252,559
40	10	1440	PAC	8,878	4,419	248,878	11,935	7,476	251,935	14,620	10,161	254,620
		--------
		14,400

41	11	1440	PAC	9,720	6,048	249,720	13,466	9,794	253,466	16,865	13,193	256,865
42	12	1440	PAC	10,533	7,631	250,533	15,045	12,144	255,045	19,276	16,375	259,276
43	13	1440	PAC	11,316	9,168	251,316	16,676	14,528	256,676	21,869	19,721	261,869
44	14	1440	PAC	12,069	10,656	252,069	18,357	16,943	258,357	24,655	23,242	264,655
45	15	1440	PAC	12,790	12,094	252,790	20,088	19,392	260,088	27,648	26,952	267,648

46	16	1440	PAC	13,570	13,570	253,570	22,022	22,022	262,022	31,078	31,078	271,078
47	17	1440	PAC	14,322	14,322	254,322	24,031	24,031	264,031	34,792	34,792	274,792
48	18	1440	PAC	15,044	15,044	255,044	26,117	26,117	266,117	38,814	38,814	278,814
49	19	1440	PAC	15,725	15,725	255,725	28,269	28,269	268,269	43,158	43,158	283,158
50	20	1440	PAC	16,363	16,363	256,363	30,490	30,490	270,490	47,851	47,851	287,851
		--------
		28,800

51	21	1440	PAC	16,952	16,952	256,952	32,777	32,777	272,777	52,917	52,917	292,917
52	22	1440	PAC	17,488	17,488	257,488	35,127	35,127	275,127	58,384	58,384	298,384
53	23	1440	PAC	17,963	17,963	257,963	37,536	37,536	277,536	64,279	64,279	304,279
54	24	1440	PAC	18,371	18,371	258,371	39,998	39,998	279,998	70,634	70,634	310,634
55	25	1440	PAC	18,705	18,705	258,705	42,510	42,510	282,510	77,480	77,480	317,480

56	26	1440	PAC	18,959	18,959	258,959	45,064	45,064	285,064	84,854	84,854	324,854
57	27	1440	PAC	19,125	19,125	259,125	47,657	47,657	287,657	92,795	92,795	332,795
58	28	1440	PAC	19,200	19,200	259,200	50,285	50,285	290,285	101,347	101,347	341,347
59	29	1440	PAC	19,176	19,176	259,176	52,938	52,938	292,938	110,556	110,556	350,556
60	30	1440	PAC	19,040	19,040	259,040	55,607	55,607	295,607	120,465	120,465	360,465
		--------
		43,200

61	31	1440	PAC	18,782	18,782	258,782	58,277	58,277	298,277	131,125	131,125	371,125
62	32	1440	PAC	18,388	18,388	258,388	60,936	60,936	300,936	142,587	142,587	382,587
63	33	1440	PAC	17,840	17,840	257,840	63,560	63,560	303,560	154,900	154,900	394,900
64	34	1440	PAC	17,117	17,117	257,117	66,126	66,126	306,126	168,117	168,117	408,117
65	35	1440	PAC	16,201	16,201	256,201	68,611	68,611	308,611	182,299	182,299	422,299

66	36	1440	PAC	15,077	15,077	255,077	70,990	70,990	310,990	197,509	197,509	437,509
67	37	1440	PAC	13,728	13,728	253,728	73,241	73,241	313,241	213,822	213,822	453,822
68	38	1440	PAC	12,139	12,139	252,139	75,339	75,339	315,339	231,317	231,317	471,317
69	39	1440	PAC	10,291	10,291	250,291	77,254	77,254	317,254	250,075	250,075	490,075
70	40	1440	PAC	8,157	8,157	248,157	78,947	78,947	318,947	270,179	270,179	510,179
		--------
		57,600

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	5,700	5,700	245,700	80,364	80,364	320,364	291,704	291,704	531,704
72	42	1440	PAC	2,874	2,874	242,874	81,442	81,442	321,442	314,725	314,725	554,725
73	43	1440	PAC	0	0	239,623	82,100	82,100	322,100	339,311	339,311	579,311
74	44	1440	PAC	0	0	235,864	82,258	82,258	322,258	365,539	365,539	605,539
75	45	1440	PAC	0	0	231,534	81,836	81,836	321,836	393,499	393,499	633,499

76	46	1440	PAC	0	0	226,593	80,767	80,767	320,767	423,305	423,305	663,305
77	47	1440	PAC	0	0	221,007	78,983	78,983	318,983	455,085	455,085	695,085
78	48	1440	PAC	0	0	214,746	76,420	76,420	316,420	488,984	488,984	728,984
79	49	1440	PAC	0	0	207,778	73,006	73,006	313,006	525,156	525,156	765,156
80	50	1440	PAC	0	0	200,047	68,641	68,641	308,641	563,743	563,743	803,743
		--------
		72,000

81	51	1440	PAC	0	0	191,473	63,198	63,198	303,198	604,879	604,879	844,879
82	52	1440	PAC	0	0	181,954	56,520	56,520	296,520	648,682	648,682	888,682
83	53	1440	PAC	0	0	171,371	48,422	48,422	288,422	695,262	695,262	935,262
84	54	1440	PAC	0	0	159,605	38,715	38,715	278,715	744,747	744,747	984,747
85	55	1440	PAC	0	0	146,566	27,226	27,226	267,226	797,296	797,296	1,037,296

86	56	1440	PAC	0	0	132,189	13,802	13,802	253,802	853,115	853,115	1,093,115
87	57	1440	PAC	0	0	116,428	0	0	238,310	912,447	912,447	1,152,447
88	58	1440	PAC	0	0	99,258	0	0	221,140	975,577	975,577	1,215,577
89	59	1440	PAC	0	0	80,660	0	0	202,541	1,042,823	1,042,823	1,282,823
90	60	1440	PAC	0	0	60,593	0	0	182,475	1,114,511	1,114,511	1,354,511
		--------
		86,400

91	61	1440	PAC	0	0	38,999	0	0	160,881	1,190,970	1,190,970	1,430,970
92	62	1440	PAC	0	0	15,781	0	0	137,663	1,272,526	1,272,526	1,512,526
93	63	1440	PAC	0	0	0	0	0	112,665	1,359,467	1,359,467	1,599,467
94	64	1440	PAC	0	0	0	0	0	85,557	1,451,927	1,451,927	1,691,927
95	65	1440	PAC	0	0	0	0	0	55,618	1,549,642	1,549,642	1,789,642

96	66	1440	PAC	0	0	0	0	0	21,443	1,651,605	1,651,605	1,891,605
97	67	1440	PAC	0	0	0	0	0	0	1,755,334	1,755,334	1,995,334
98	68	1440	PAC	0	0	0	0	0	0	1,855,613	1,855,613	2,095,613
99	69	1440	PAC	0	0	0	0	0	0	1,943,249	1,943,249	2,183,249
100	70	1440	PAC	0	0	0	0	0	0	2,011,767	2,011,767	2,251,767
		--------
		100,800

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	767	0	240,767	792	0	240,792	808	0	240,808
32	2	1440	PAC	1,512	0	241,512	1,608	0	241,608	1,673	0	241,673
33	3	1440	PAC	2,234	0	242,234	2,449	0	242,449	2,599	0	242,599
34	4	1440	PAC	2,929	0	242,929	3,310	0	243,310	3,585	0	243,585
35	5	1440	PAC	3,595	0	243,595	4,189	0	244,189	4,634	0	244,634

36	6	1440	PAC	4,230	0	244,230	5,086	434	245,086	5,748	1,097	245,748
37	7	1440	PAC	4,832	224	244,832	5,997	1,389	245,997	6,930	2,322	246,930
38	8	1440	PAC	5,394	834	245,394	6,917	2,357	246,917	8,178	3,618	248,178
39	9	1440	PAC	5,916	1,406	245,916	7,843	3,334	247,843	9,494	4,985	249,494
40	10	1440	PAC	6,395	1,935	246,395	8,774	4,315	248,774	10,883	6,424	250,883
		--------
		14,400

41	11	1440	PAC	6,824	3,152	246,824	9,701	6,029	249,701	12,342	8,670	252,342
42	12	1440	PAC	7,203	4,302	247,203	10,622	7,721	250,622	13,874	10,972	253,874
43	13	1440	PAC	7,530	5,382	247,530	11,535	9,388	251,535	15,483	13,335	255,483
44	14	1440	PAC	7,801	6,387	247,801	12,435	11,021	252,435	17,170	15,757	257,170
45	15	1440	PAC	8,012	7,316	248,012	13,315	12,619	253,315	18,937	18,241	258,937

46	16	1440	PAC	8,158	8,158	248,158	14,168	14,168	254,168	20,781	20,781	260,781
47	17	1440	PAC	8,233	8,233	248,233	14,987	14,987	254,987	22,706	22,706	262,706
48	18	1440	PAC	8,237	8,237	248,237	15,766	15,766	255,766	24,711	24,711	264,711
49	19	1440	PAC	8,161	8,161	248,161	16,496	16,496	256,496	26,797	26,797	266,797
50	20	1440	PAC	8,000	8,000	248,000	17,168	17,168	257,168	28,961	28,961	268,961
		--------
		28,800

51	21	1440	PAC	7,745	7,745	247,745	17,767	17,767	257,767	31,198	31,198	271,198
52	22	1440	PAC	7,381	7,381	247,381	18,275	18,275	258,275	33,499	33,499	273,499
53	23	1440	PAC	6,896	6,896	246,896	18,670	18,670	258,670	35,850	35,850	275,850
54	24	1440	PAC	6,270	6,270	246,270	18,929	18,929	258,929	38,237	38,237	278,237
55	25	1440	PAC	5,491	5,491	245,491	19,028	19,028	259,028	40,643	40,643	280,643

56	26	1440	PAC	4,540	4,540	244,540	18,940	18,940	258,940	43,051	43,051	283,051
57	27	1440	PAC	3,406	3,406	243,406	18,641	18,641	258,641	45,441	45,441	285,441
58	28	1440	PAC	2,078	2,078	242,078	18,108	18,108	258,108	47,801	47,801	287,801
59	29	1440	PAC	536	536	240,536	17,308	17,308	257,308	50,102	50,102	290,102
60	30	1440	PAC	0	0	238,746	16,198	16,198	256,198	52,309	52,309	292,309
		--------
		43,200

61	31	1440	PAC	0	0	236,656	14,734	14,734	254,734	54,380	54,380	294,380
62	32	1440	PAC	0	0	234,228	12,866	12,866	252,866	56,269	56,269	296,269
63	33	1440	PAC	0	0	231,413	10,522	10,522	250,522	57,906	57,906	297,906
64	34	1440	PAC	0	0	228,158	7,632	7,632	247,632	59,218	59,218	299,218
65	35	1440	PAC	0	0	224,413	4,120	4,120	244,120	60,124	60,124	300,124

66	36	1440	PAC	0	0	220,129	0	0	239,912	60,542	60,542	300,542
67	37	1440	PAC	0	0	215,262	0	0	235,045	60,386	60,386	300,386
68	38	1440	PAC	0	0	209,768	0	0	229,551	59,563	59,563	299,563
69	39	1440	PAC	0	0	203,590	0	0	223,373	57,959	57,959	297,959
70	40	1440	PAC	0	0	196,653	0	0	216,436	55,432	55,432	295,432
		--------
		57,600

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	188,852	0	0	208,635	51,798	51,798	291,798
72	42	1440	PAC	0	0	180,062	0	0	199,845	46,837	46,837	286,837
73	43	1440	PAC	0	0	170,125	0	0	189,908	40,276	40,276	280,276
74	44	1440	PAC	0	0	158,882	0	0	178,665	31,819	31,819	271,819
75	45	1440	PAC	0	0	146,196	0	0	165,979	21,168	21,168	261,168

76	46	1440	PAC	0	0	131,957	0	0	151,740	8,030	8,030	248,030
77	47	1440	PAC	0	0	116,066	0	0	135,849	0	0	232,275
78	48	1440	PAC	0	0	98,434	0	0	118,217	0	0	214,643
79	49	1440	PAC	0	0	78,962	0	0	98,745	0	0	195,171
80	50	1440	PAC	0	0	57,488	0	0	77,271	0	0	173,697
		--------
		72,000

81	51	1440	PAC	0	0	33,782	0	0	53,565	0	0	149,991
82	52	1440	PAC	0	0	7,547	0	0	27,330	0	0	123,756
83	53	1440	PAC	0	0	0	0	0	0	0	0	94,634
84	54	1440	PAC	0	0	0	0	0	0	0	0	62,267
85	55	1440	PAC	0	0	0	0	0	0	0	0	26,346

86	56	1440	PAC	0	0	0	0	0	0	0	0	0
87	57	1440	PAC	0	0	0	0	0	0	0	0	0
88	58	1440	PAC	0	0	0	0	0	0	0	0	0
89	59	1440	PAC	0	0	0	0	0	0	0	0	0
90	60	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	0	0	0
92	62	1440	PAC	0	0	0	0	0	0	0	0	0
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0

96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		100,800

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.
These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $27,838.62

Guideline Level Annual Premium: $8,031.17
TAMRA Initial 7 Pay Premium: $7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.
Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.
These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse.  Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.11% Net)	6% Gross Annual Return (4.19% Net)	10% Gross Annual Return (8.19% Net)
Guaranteed Charges	Attained Age	83	84	86
	Contract Year	53	54	56
Current Charges	Attained Age	93	97	100
	Contract Year	63	67	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges.  The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen.  Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium.  If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits.  Actual year of lapse may be more or less favorable than shown in the chart.  Investment returns are hypothetical only.  Actual rates of return will vary.

statement of additional Information

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and a personalized illustration of death benefits, cash surrender values, and cash values, are available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Insurance Company, One Moody Plaza, Galveston, Texas 77550 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

Form 9130	05/09

Statement of Additional Information
Dated May 1, 2009
WealthQuest III Variable Universal Life
CONTRACT FORM NUMBERS WQVUL08 AND WQVUL
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)
AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)

Registrant

American National Insurance Company Separate Account
One Moody Plaza

Galveston, Texas 77550-7999

Depositor

American National Insurance Company
One Moody Plaza

Galveston, TX 77550-7999

Principal Underwriter

Securities Management and Research, Inc.
2450 South Shore Boulevard, Suite 400

League City, Texas 77573

Independent Registered Public Accounting Firm

KPMG LLP
700 Louisiana

Houston, Texas 77002-2786

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Contract Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2009, by calling 1-800-306-2959, or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999 or P.O. Box 1893, Galveston, Texas 77553-1893.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI	5/09

general information and history

American National Insurance Company

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 22.96% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.10%.
We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities, and reserves and those of the Separate Account and certifies their adequacy.

The Separate Account

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.
The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.
For more information about the Separate Account, see the prospectus.

Sale Of The Contracts

We have entered into an agreement with Securities Management and Research, Inc. (“SM&R”), our wholly-owned subsidiary, pursuant to which SM&R serves as the distributor and principal underwriter of the Contracts. SM&R, a Florida corporation organized in 1964, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). SM&R’s main offices are located at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.
SM&R offers the Contracts on a continuous basis through: (i) selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act to sell the contracts; and (ii) its own registered representatives who are registered with FINRA and with the states in which they do business. The selling brokers also sell the Contracts through registered representatives. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

We pay commissions associated with the promotion and sale of the Contracts to the registered representatives of SM&R and to the other selling brokers. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.
Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured's age, gender and underwriting class.
We have an agreement with SM&R pursuant to which we pay the commissions arising out of the sale of the Contracts. When a Contract is sold through a registered representative of SM&R, for example, we pay the entire amount of the sales commission to the registered representative who sold the Contract and to other registered representatives in the form of override commissions for their service in providing sales support and training. Since registered representatives of SM&R are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

When a Contract is sold through another selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from $300 to $75,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2008, the actual fees paid ranged from $450 to $3,500, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.
We paid aggregate underwriting commissions of $4,159,512, $5,439,002, and $5,303,918, in 2008, 2007, and 2006, respectively, to SM&R for the sale of variable life insurance contracts and variable annuity contracts by its registered representatives and by the selling brokers. SM&R did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

The Contract

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

Dividends

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The "yield" of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then "annualized" and shown as a percentage of the investment. We also may advertise the "effective yield" of the Subaccount investing in the American National Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the American National Money Market Portfolio Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. "Cumulative total return" is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.
We may compare a Subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

Illustrations

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.
If you ask us, we'll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated financial statements and supplementary schedules of American National Insurance Company and subsidiaries as of December 31, 2008 and 2007, for each of the years in the three-year period ended December 31, 2008 and the financial statements and financial highlights of the segregated subaccounts of American National Separate Variable Account as of December 31, 2008 and for each of the periods indicated herein, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Financial Statements

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American National Insurance Company and

Policy Owners of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger American (AA) Small Cap, AA Growth, AA Income & Growth, AA Balanced, AA MidCap Growth, AA Capital Appreciation, Federated Capital Income Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Mid Cap Growth Strategies Fund II, Federated Equity Income Fund II, Federated Quality Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Fidelity Variable Insurance Product (VIP) Growth and Income, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager: Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Mid Cap, Fidelity VIP Aggressive Growth II, Fidelity VIP Equity Income II, Fidelity VIP ContraFund II, Fidelity VIP Index 500 II, Fidelity VIP Investment Grade Bond II, Fidelity VIP Growth and Income II, Fidelity VIP Growth Opportunities II, Fidelity VIP Mid Cap II, Fidelity VIP Value II, Fidelity VIP Value Strategies II, Fidelity VIP Value Leaders II, AIM Variable Insurance Funds (V.I.) Dynamics, AIM V.I. Global Health Care, AIM V.I. Technology, AIM V.I. Small Cap Growth, AIM V.I, Small Co. Growth, AIM V.I. Global Real Estate, AIM V.I. Utilities, AIM V.I. Financial Services, AIM V.I. Small Cap Equity, MFS Growth, MFS Core Equity, MFS Research, MFS Investors Trust, T. Rowe Price (TRP) Equity Income, TRP International Stock, TRP Limited-Term Bond, TRP Mid-Cap Growth, American National (AN) Growth, AN Equity Income, AN Balanced, AN Money Market, AN Government Bond, AN High Yield Bond, AN Small-Cap/Mid-Cap, and AN International Stock segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2008, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2008 and the results of their operations for the year, or lesser period, then ended, changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Houston, Texas
April 30, 2009

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Assets	Alger Small Cap	Alger Growth	Alger Income & Growth
53,677 shares at net asset value of $17.58	944	—	—
(cost $1,488)
33,695 shares at net asset value of $26.48	—	892	—
(cost $1,264)
57,873 shares at net asset value of $7.20	—	—	417
(cost $597)
Total Assets	944	892	417

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	944	892	417

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	944	892	417
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	907,273	1,241,816	587,802
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.04	0.72	0.71

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Assets	Alger Balanced	Alger MidCap Growth	Alger Capital Appreciation
88,603 shares at net asset value of $8.64	766	—	—
(cost $1,168)
158,330 shares at net asset value of $7.04	—	1,115	—
(cost $2,693)
45,225 shares at net asset value of $30.39	—	—	1,374
(cost $1,897)
Total Assets	766	1,115	1,374

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	766	1,115	1,374

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	766	1,115	1,374
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	827,118	1,432,593	1,444,373
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.93	0.78	0.95

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
5,957 shares at net asset value of $7.25	43	—	—	—
(cost $54)
23,413 shares at net asset value of $11.45	—	268	—	—
(cost $261)
38,889 shares at net asset value of $5.03	—	—	196	—
(cost $282)
13,628 shares at net asset value of $12.74	—	—	—	174
(cost $318)
Total Assets	43	268	196	174

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	43	268	196	174

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	43	268	196	174
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	46,872	235,584	176,814	188,456
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.92	1.14	1.11	0.92

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
13,345 shares at net asset value of $10.89 (cost $183)	145	—	—
3,364 shares at net asset value of $10.00	—	34	—
(cost $35)
5,759 shares at net asset value of $9.80	—	—	56
(cost $86)
Total Assets	145	34	56

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	145	34	56

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	145	34	56
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	146,676	33,437	59,231
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.99	1.01	0.95

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
73,568 shares at net asset value of $8.79	647	—	—	—
(cost $1,012)
257,458 shares at net asset value of $13.18	—	3,393	—	—
(cost $5,995)
359,947 shares at net asset value of $23.53	—	—	8,470	—
(cost $12,552)
133,877 shares at net asset value of $3.96	—	—	—	530
(cost $807)
Total Assets	647	3,393	8,470	530

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	647	3,393	8,470	530

Policyholders' Equity
Investrac Gold Variable Universal Life	64	1,998	3,553	290
Investrac Advantage Variable Universal Life	582	1,322	4,898	239
Survivor Variable Universal Life	1	73	19	1
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	87,844	1,009,586	2,124,405	239,360
Investrac Advantage Variable Universal Life	680,266	1,298,458	5,729,429	287,767
Survivor Variable Universal Life	75	3,358	699	124
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.73	1.98	1.67	1.21
Investrac Advantage Variable Universal Life	0.86	1.02	0.85	0.83
Survivor Variable Universal Life	12.19	21.84	27.01	9.06
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
1,186,866 shares at net asset value of $1.00	1,187	—	—	—
(cost $1,187)
162,328 shares at net asset value of $12.17	—	1,976	—	—
(cost $3,205)
62,092 shares at net asset value of $11.84	—	—	735	—
(cost $765)
114,260 shares at net asset value of $10.31	—	—	—	1,178
(cost $1,672)
Total Assets	1,187	1,976	735	1,178

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,187	1,976	735	1,178

Policyholders' Equity
Investrac Gold Variable Universal Life	267	820	237	789
Investrac Advantage Variable Universal Life	858	1,106	313	389
Survivor Variable Universal Life	62	50	185	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	165,376	566,679	124,942	490,809
Investrac Advantage Variable Universal Life	679,263	1,026,082	222,312	374,005
Survivor Variable Universal Life	51,679	2,570	10,462	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.60	1.45	1.90	1.61
Investrac Advantage Variable Universal Life	1.26	1.08	1.41	1.04
Survivor Variable Universal Life	1.20	19.41	17.65	—
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
131,798 shares at net asset value of $99.19	13,073	—	—
(cost $17,205)
555,943 shares at net asset value of $15.39	—	8,556	—
(cost $14,331)
79,334 shares at net asset value of $9.68	—	—-	768
(cost $984)
Total Assets	13,073	8,556	768

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	13,073	8,556	768

Policyholders' Equity
Investrac Gold Variable Universal Life	5,256	2,781	280
Investrac Advantage Variable Universal Life	7,580	5,516	483
Survivor Variable Universal Life	237	259	5
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	2,460,106	1,137,686	189,868
Investrac Advantage Variable Universal Life	8,051,577	3,939,747	515,811
Survivor Variable Universal Life	1,957	9,929	347
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	2.14	2.44	1.48
Investrac Advantage Variable Universal Life	0.94	1.40	0.94
Survivor Variable Universal Life	121.01	26.14	12.87
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
51,122 shares at net asset value of $9.87	505	—	—
(cost $718)
136,369 shares at net asset value of $9.99	—	1,362	—
(cost $2,312)
559,440 shares at net asset value of $18.43	—	—	10,310
(cost $15,261)
Total Assets	505	1,362	10,310

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	505	1,362	10,310

Policyholders' Equity
Investrac Gold Variable Universal Life	39	88	1,791
Investrac Advantage Variable Universal Life	439	1,231	8,276
Survivor Variable Universal Life	27	43	243
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	46,532	196,043	743,500
Investrac Advantage Variable Universal Life	492,829	2,195,697	3,700,874
Survivor Variable Universal Life	2,004	4,100	9,212
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.84	0.45	2.41
Investrac Advantage Variable Universal Life	0.89	0.56	2.24
Survivor Variable Universal Life	13.39	10.48	26.41
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
130,831 shares at net asset value of $5.06	662	—	—	—
(cost $1,140)
16,256 shares at net asset value of $13.00	—	211	—	—
(cost $380)
314,009 shares at net asset value of $15.14	—	—	4,754	—
(cost $8,590)
37,282 shares at net asset value of $98.50	—	—	—	3,672
(cost $5,115)
Total Assets	662	211	4,754	3,672

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	662	211	4,754	3,672

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	662	211	4,754	3,672
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	921,190	282,913	4,253,210	4,351,432
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.72	0.75	1.12	0.84

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
12,465 shares at net asset value of $11.62	145	—	—
(cost $151)
17,019 shares at net asset value of $8.65	—	147	—
(cost $247)
44,769 shares at net asset value of $9.92	—	—	444
(cost $766)
Total Assets	145	147	444

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders	145	147	444

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	145	147	444
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	140,110	183,690	674,269
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.03	0.80	0.66

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Mid Cap	Fidelity Value Service II	Fidelity Value Strategies II	Fidelity Value Leaders II
467,117 shares at net asset value of $18.12	8,464	—	—	—
(cost $13,818)
8,288 shares at net asset value of $6.64	—	55	—	—
(cost $98)
42,868 shares at net asset value of $4.96	—	—	213	—
(cost $448)
10,824 shares at net asset value of $7.46	—	—	—	81
(cost $143)
Total Assets	8,464	55	213	81

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders	8,464	55	213	81

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	8,464	55	213	81
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	5,953,943	82,012	309,979	110,484
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.41	0.67	0.69	0.73

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Dynamics	AIM Global Health Care	AIM Technology
9,110 shares at net asset value of $9.99	91	—	—
(cost $141)
30,860 shares at net asset value of $12.47	—	385	—
(cost $532)
26,034 shares at net asset value of $8.38	—	—	218
(cost $324)
Total Assets	91	385	218

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	91	385	218

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	91	385	218
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	118,057	420,396	412,478
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.77	0.92	0.53

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
126,082 shares at net asset value of $9.23	1,164	—	—	—
(cost $2,656)
133,007 shares at net asset value of $13.38	—	1,780	—	—
(cost $2,657)
10,731 shares at net asset value of $4.12	—	—	44	—
(cost $111)
15,706 shares at net asset value of $10.62	—	—	—	167
(cost $241)
Total Assets	1,164	1,780	44	167

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,164	1,780	44	167

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,164	1,780	44	167
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	700,924	1,479,396	98,134	182,211
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.66	1.20	0.45	0.92

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Assets	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
28,028 shares at net asset value of $15.62	438	—	—	—
(cost $573)
9,601 shares at net asset value of $10.38	—	100	—	—
(cost $132)
2,548 shares at net asset value of $12.90	—	—	33	—
(cost $42)
8,490 shares at net asset value of $14.64	—	—	—	124
(cost $162)
Total Assets	438	100	33	124

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	438	100	33	124

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	438	100	33	124
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	512,374	131,516	36,290	134,630
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.85	0.76	0.91	0.92

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Assets	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
399,379 shares at net asset value of $14.34	5,727	—	—	—
(cost $8,922)
260,558 shares at net asset value of $8.24	—	2,147	—	—
(cost $4,094)
102,468 shares at net asset value of $4.82	—	—	494	—
(cost $505)
256,067 shares at net asset value of $13.89	—	—	—	3,557
(cost $5,531)
Total Assets	5,727	2,147	494	3,557

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	5,727	2,147	494	3,557

Policyholders' Equity
Investrac Gold Variable Universal Life	246	160	—	203
Investrac Advantage Variable Universal Life	1,453	661	—	2,294
Survivor Variable Universal Life	49	27	—	161
WealthQuest III Variable Universal Life	3,979	1,299	494	899
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	249,393	221,164	—	162,473
Investrac Advantage Variable Universal Life	1,227,597	835,906	—	1,256,902
Survivor Variable Universal Life	2,602	2,564	—	8,521
WealthQuest III Variable Universal Life	4,091,187	1,438,756	406,000	794,500
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.99	0.72	—	1.25
Investrac Advantage Variable Universal Life	1.18	0.79	—	1.83
Survivor Variable Universal Life	18.97	10.50	—	18.80
WealthQuest III Variable Universal Life	0.97	0.90	1.22	1.13

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Growth	AN Equity Income	AN Balanced	AN Money Market
7,394,496 shares at net asset value of $1.07	7,912	—	—	—
(cost $11,071)
4,474,099 shares at net asset value of $1.13	—	5,056	—	—
(cost $7,278)
2,345,778 shares at net asset value of $1.14	—	—	2,674	—
(cost $3,329)
3,673,436 shares at net asset value of $1.00	—	—	—	3,673
(cost $3,673)
Total Assets	7,912	5,056	2,674	3,673

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	7,912	5,056	2,674	3,673

Policyholders' Equity
Investrac Gold Variable Universal Life	3,286	2,098	850	273
Investrac Advantage Variable Universal Life	3,977	1,693	1,016	910
Survivor Variable Universal Life	15	13	39	82
WealthQuest III Variable Universal Life	634	1,252	769	2,408
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	1,948,656	820,698	374,609	179,810
Investrac Advantage Variable Universal Life	5,142,611	1,376,551	880,295	776,530
Survivor Variable Universal Life	12,840	7,973	25,602	72,595
WealthQuest III Variable Universal Life	848,005	1,361,645	757,530	2,167,786
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.67	2.56	2.27	1.52
Investrac Advantage Variable Universal Life	0.77	1.23	1.15	1.17
Survivor Variable Universal Life	1.19	1.67	1.53	1.14
WealthQuest III Variable Universal Life	0.75	0.92	1.01	1.11

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
0 shares at net asset value of $0	—	—	—	—
(cost $0)
0 shares at net asset value of $0	—	—	—	—
(cost $)
0 shares at net asset value of $0	—	—	—	—
(cost $0)
0 shares at net asset value of $0	—	—	—	—
(cost $0)
Total Assets	—	—	—	—

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	—	—	—	—

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Operations	Alger Small Cap	Alger Growth	Alger Income & Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	—	3	11
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(9)	(9)	(4)

Investment income (loss) - net	(9)	(6)	7

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	19	—	—

Realized gains (losses) on sales of investments	46	14	4

Net realized gains (losses) on investments	65	14	4

Net change in unrealized appreciation or depreciation of investments	(868)	(732)	(275)

Net gains (losses) on investments	(803)	(718)	(271)

Net increase (decrease) in net assets resulting from operations	(812)	(724)	(264)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Operations	Alger Balanced	Alger MidCap Growth	AlgerCapital Appreciation
Investment income (loss)
Investment income distributions from underlying mutual fund	24	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(7)	(12)	(12)

Investment income (loss) - net	17	(10)	(12)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	116	564	—

Realized gains (losses) on sales of investments	(12)	(26)	95

Net realized gains (losses) on investments	104	538	95

Net change in unrealized appreciation or depreciation of investments	(478)	(1,904)	(1,107)

Net gains (losses) on investments	(374)	(1,366)	(1,012)

Net increase (decrease) in net assets resulting from operations	(357)	(1,376)	(1,024)
See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Growth Strategies
Investment income (loss)
Investment income distributions from underlying mutual fund	2	3	24	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	(1)	(2)	(2)

Investment income (loss) - net	2	2	22	(2)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	64

Realized gains (losses) on sales of investments	1	—	(8)	(1)

Net realized gains (losses) on investments	1	—	(8)	63

Net change in unrealized appreciation or depreciation of investments	(14)	6	(84)	(191)

Net gains (losses) on investments	(13)	6	(92)	(128)

Net increase (decrease) in net assets resulting from operations	(11)	8	(70)	(130)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
Investment income (loss)
Investment income distributions from underlying mutual fund	7	3	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	—	(1)

Investment income (loss) - net	6	3	(1)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	9

Realized gains (losses) on sales of investments	2	(3)	(3)

Net realized gains (losses) on investments	2	(3)	6

Net change in unrealized appreciation or depreciation of investments	(72)	(1)	(40)

Net gains (losses) on investments	(70)	(4)	(34)

Net increase (decrease) in net assets resulting from operations	(64)	(1)	(35)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Investment income (loss)
Investment income distributions from underlying mutual fund	11	126	108	59
Mortality and expense charges
Investrac Gold Variable Universal Life	(1)	(27)	(50)	(3)
Investrac Advantage Variable Universal Life	(10)	(25)	(97)	(4)
Survivor Variable Universal Life	—	(1)	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	—	73	(39)	52

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	101	5	—	—

Realized gains (losses) on sales of investments	(8)	(137)	(110)	(18)

Net realized gains (losses) on investments	93	(132)	(110)	(18)

Net change in unrealized appreciation or depreciation of investments	(565)	(2,638)	(7,791)	(216)

Net gains (losses) on investments	(472)	(2,770)	(7,901)	(234)

Net increase (decrease) in net assets resulting from operations	(472)	(2,697)	(7,940)	(182)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Investment income (loss)
Investment income distributions from underlying mutual fund	26	77	24	41
Mortality and expense charges
Investrac Gold Variable Universal Life	(2)	(11)	(2)	(10)
Investrac Advantage Variable Universal Life	(8)	(20)	(3)	(6)
Survivor Variable Universal Life	—	(1)	(1)	(1)
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	16	45	18	24

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	363	—	154

Realized gains (losses) on sales of investments	—	89	(4)	(32)

Net realized gains (losses) on investments	—	452	(4)	122

Net change in unrealized appreciation or depreciation of investments	—	(2,087)	(40)	(658)

Net gains (losses) on investments	—	(1,635)	(44)	(536)

Net increase (decrease) in net assets resulting from operations	16	(1,590)	(26)	(512)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	393	124	21
Mortality and expense charges
Investrac Gold Variable Universal Life	(66)	(36)	(4)
Investrac Advantage Variable Universal Life	(132)	(100)	(9)
Survivor Variable Universal Life	(3)	(3)	—
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	192	(15)	8

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	199	364	1

Realized gains (losses) on sales of investments	84	(12)	29

Net realized gains (losses) on investments	283	352	30

Net change in unrealized appreciation or depreciation of investments	(8,609)	(6,936)	(490)

Net gains (losses) on investments	(8,326)	(6,584)	(460)

Net increase (decrease) in net assets resulting from operations	(8,134)	(6,599)	(452)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	12	10	69
Mortality and expense charges
Investrac Gold Variable Universal Life	—	(1)	(23)
Investrac Advantage Variable Universal Life	(8)	(27)	(151)
Survivor Variable Universal Life	—	(1)	(3)
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	4	(19)	(108)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	26	—	2,524

Realized gains (losses) on sales of investments	3	(11)	409

Net realized gains (losses) on investments	29	(11)	2,933

Net change in unrealized appreciation or depreciation of investments	(304)	(1,636)	(9,923)

Net gains (losses) on investments	(275)	(1,647)	(6,990)

Net increase (decrease) in net assets resulting from operations	(271)	(1,666)	(7,098)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Investment income (loss)
Investment income distributions from underlying mutual fund	—	7	54	98
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(7)	(2)	(43)	(33)

Investment income (loss) - net	(7)	5	11	65

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	2	—	167	50

Realized gains (losses) on sales of investments	—	(2)	15	99

Net realized gains (losses) on investments	2	(2)	182	149

Net change in unrealized appreciation or depreciation of investments	(610)	(137)	(3,496)	(2,356)

Net gains (losses) on investments	(608)	(139)	(3,314)	(2,207)

Net increase (decrease) in net assets resulting from operations	(615)	(134)	(3,303)	(2,142)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Investment income (loss)
Investment income distributions from underlying mutual fund	3	2	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(1)	(5)

Investment income (loss) - net	2	1	(4)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	19	—

Realized gains (losses) on sales of investments	(1)	(4)	—

Net realized gains (losses) on investments	(1)	15	—

Net change in unrealized appreciation or depreciation of investments	(7)	(113)	(532)

Net gains (losses) on investments	(8)	(98)	(532)

Net increase (decrease) in net assets resulting from operations	(6)	(97)	(536)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Investment income (loss)
Investment income distributions from underlying mutual fund	27	1	2	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(76)	(1)	(2)	(1)

Investment income (loss) - net	(49)	—	—	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	1,732	2	81	—

Realized gains (losses) on sales of investments	117	(4)	(90)	(1)

Net realized gains (losses) on investments	1,849	(2)	(9)	(1)

Net change in unrealized appreciation or depreciation of investments	(7,077)	(40)	(211)	(57)

Net gains (losses) on investments	(5,228)	(42)	(220)	(58)

Net increase (decrease) in net assets resulting from operations	(5,277)	(42)	(220)	(58)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Dynamics	AIM Global Health Care	AIM Technology
Investment income (loss)
Investment income distributions from underlying mutual fund	—	—	—
Mortality and expense charges	—	—	—
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(3)	(2)

Investment income (loss) - net	(1)	(3)	(2)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	99	—

Realized gains (losses) on sales of investments	1	2	—

Net realized gains (losses) on investments	1	101	—

Net change in unrealized appreciation or depreciation of investments	(82)	(219)	(157)

Net gains (losses) on investments	(81)	(118)	(157)

Net increase (decrease) in net assets resulting from operations	(82)	(121)	(159)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	103	64	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(11)	(14)	(1)	(1)

Investment income (loss) - net	92	50	1	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	158	236	6	1

Realized gains (losses) on sales of investments	(31)	4	(36)	(2)

Net realized gains (losses) on investments	127	240	(30)	(1)

Net change in unrealized appreciation or depreciation of investments	(1,119)	(1,103)	(44)	(68)

Net gains (losses) on investments	(992)	(863)	(74)	(69)

Net increase (decrease) in net assets resulting from operations	(900)	(813)	(73)	(70)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Operations	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Investment income (loss)
Investment income distributions from underlying mutual fund	1	1	—	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(4)	(1)	—	(1)

Investment income (loss) - net	(3)	—	—	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	12

Realized gains (losses) on sales of investments	12	8	1	10

Net realized gains (losses) on investments	12	8	1	22

Net change in unrealized appreciation or depreciation of investments	(249)	(74)	(20)	(86)

Net gains (losses) on investments	(237)	(66)	(19)	(64)

Net increase (decrease) in net assets resulting from operations	(240)	(66)	(19)	(64)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Operations	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	175	68	20	—
Mortality and expense charges
Investrac Gold Variable Universal Life	(3)	(2)	—	(3)
Investrac Advantage Variable Universal Life	(24)	(12)	—	(42)
Survivor Variable Universal Life	—	—	—	(2)
WealthQuest III Variable Universal Life	(35)	(12)	(3)	(9)

Investment income (loss) - net	113	42	17	(56)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	225	131	—	276

Realized gains (losses) on sales of investments	51	(48)	(4)	81

Net realized gains (losses) on investments	276	83	(4)	357

Net change in unrealized appreciation or depreciation of investments	(3,578)	(2,043)	(9)	(2,777)

Net gains (losses) on investments	(3,302)	(1,960)	(13)	(2,420)

Net increase (decrease) in net assets resulting from operations	(3,189)	(1,918)	4	(2,476)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Investment income (loss)
Investment income distributions from underlying mutual fund	124	216	86	24
Mortality and expense charges
Investrac Gold Variable Universal Life	(39)	(25)	(9)	(2)
Investrac Advantage Variable Universal Life	(54)	(28)	(15)	(4)
Survivor Variable Universal Life	—	—	—	(1)
WealthQuest III Variable Universal Life	(4)	(10)	(6)	(9)

Investment income (loss) - net	27	153	56	8

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	74	—	—

Realized gains (losses) on sales of investments	(135)	(98)	(16)	—

Net realized gains (losses) on investments	(135)	(24)	(16)	—

Net change in unrealized appreciation or depreciation of investments	(3,998)	(2,417)	(871)	—

Net gains (losses) on investments	(4,133)	(2,441)	(887)	—

Net increase (decrease) in net assets resulting from operations	(4,106)	(2,288)	(831)	8

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Investment income (loss)
Investment income distributions from underlying mutual fund	36	11	—	3
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	(2)	—
Investrac Advantage Variable Universal Life	(4)	—	(14)	(1)
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(4)	(1)	(2)	(1)

Investment income (loss) - net	28	10	(18)	1

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	24	—	—	—

Realized gains (losses) on sales of investments	(11)	(66)	(456)	(44)

Net realized gains (losses) on investments	13	(66)	(456)	(44)

Net change in unrealized appreciation or depreciation of investments	—	—	—	—

Net gains (losses) on investments	13	(66)	(456)	(44)

Net increase (decrease) in net assets resulting from operations	41	(56)	(474)	(43)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATEACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Net Changes	Alger Small Cap	Alger Growth	Alger Income & Growth
Operations
Investment income (loss) – net	(9)	(6)	7
Net realized gains (losses) on investments	65	14	4
Net change in unrealized appreciation or depreciation of investments	(868)	(732)	(275)

Net increase (decrease) in net assets resulting from operations	(812)	(724)	(264)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	373	300	147

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(269)	(162)	(113)

Increase (decrease) in net assets from policy transactions	104	138	34

Increase (decrease) in net assets	(708)	(586)	(230)

Net assets at the beginning of year	1,652	1,478	647

Net assets at the end of year	944	892	417

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Net Changes	Alger Balanced	Alger MidCap Growth	AlgerCapital Appreciation
Operations
Investment income (loss) – net	17	(10)	(12)
Net realized gains (losses) on investments	104	538	95
Net change in unrealized appreciation or depreciation of investments	(478)	(1,904)	(1,107)

Net increase (decrease) in net assets resulting from operations	(357)	(1,376)	(1,024)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	224	511	637

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(175)	(210)	(341)

Increase (decrease) in net assets from policy transactions	49	301	296

Increase (decrease) in net assets	(308)	(1,075)	(728)

Net assets at the beginning of year	1,074	2,190	2,102

Net assets at the end of year	766	1,115	1,374

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
Operations
Investment income (loss) – net	2	2	22	(2)
Net realized gains (losses) on investments	1	—	(8)	63
Net change in unrealized appreciation or depreciation of investments	(14)	6	(84)	(191)

Net increase (decrease) in net assets resulting from operations	(11)	8	(70)	(130)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	20	27	60	65

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(17)	195	(53)	(42)

Increase (decrease) in net assets from policy transactions	3	222	7	23

Increase (decrease) in net assets	(8)	230	(63)	(107)

Net assets at the beginning of year	51	38	259	281

Net assets at the end of year	43	268	196	174

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann –Prim. Sh.
Operations
Investment income (loss) – net	6	3	(1)
Net realized gains (losses) on investments	2	(3)	6
Net change in unrealized appreciation or depreciation of investments	(72)	(1)	(40)

Net increase (decrease) in net assets resulting from operations	(64)	(1)	(35)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	35	26	38

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(26)	(1)	(24)

Increase (decrease) in net assets from policy transactions	9	25	14

Increase (decrease) in net assets	(54)	24	(21)

Net assets at the beginning of year	200	10	77

Net assets at the end of year	145	34	56

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	—	73	(39)	52
Net realized gains (losses) on investments	93	(132)	(110)	(18)
Net change in unrealized appreciation or depreciation of investments	(565)	(2,638)	(7,791)	(216)

Net increase (decrease) in net assets resulting from operations	(472)	(2,697)	(7,940)	(182)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	14	306	651	35
Investrac Advantage Variable Universal Life	98	222	940	21
Survivor Variable Universal Life	1	26	1	1
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(11)	(591)	(1,020)	(67)
Investrac Advantage Variable Universal Life	(120)	(469)	(1,321)	(26)
Survivor Variable Universal Life	—	(65)	(28)	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	(18)	(571)	(777)	(36)

Increase (decrease) in net assets	(490)	(3,268)	(8,717)	(218)

Net assets at the beginning of year	1,137	6,661	17,187	748

Net assets at the end of year	647	3,393	8,470	530

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	16	45	18	24
Net realized gains (losses) on investments	—	452	(4)	122
Net change in unrealized appreciation or depreciation of investments	—	(2,087)	(40)	(658)

Net increase (decrease) in net assets resulting from operations	16	(1,590)	(26)	(512)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	14	116	23	98
Investrac Advantage Variable Universal Life	37	154	25	40
Survivor Variable Universal Life	1	12	8	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(2)	(181)	(8)	(198)
Investrac Advantage Variable Universal Life	455	(177)	67	5
Survivor Variable Universal Life	7	15	86	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	512	(61)	201	(55)

Increase (decrease) in net assets	528	(1,651)	175	(567)

Net assets at the beginning of year	659	3,627	560	1,745

Net assets at the end of year	1,187	1,976	735	1,178

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Operations
Investment income (loss) – net	192	(15)	8
Net realized gains (losses) on investments	283	352	30
Net change in unrealized appreciation or depreciation of investments	(8,609)	(6,936)	(490)

Net increase (decrease) in net assets resulting from operations	(8,134)	(6,599)	(452)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	885	407	70
Investrac Advantage Variable Universal Life	1,219	812	75
Survivor Variable Universal Life	53	58	1
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(1,389)	(701)	(113)
Investrac Advantage Variable Universal Life	(1,826)	(1,060)	(190)
Survivor Variable Universal Life	(57)	(39)	—
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(1,115)	(523)	(157)

Increase (decrease) in net assets	(9,249)	(7,122)	(609)

Net assets at the beginning of year	22,322	15,678	1,377

Net assets at the end of year	13,073	8,556	768

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Operations
Investment income (loss) – net	4	(19)	(108)
Net realized gains (losses) on investments	29	(11)	2,933
Net change in unrealized appreciation or depreciation of investments	(304)	(1,636)	(9,923)

Net increase (decrease) in net assets resulting from operations	(271)	(1,666)	(7,098)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	9	19	241
Investrac Advantage Variable Universal Life	66	235	1,086
Survivor Variable Universal Life	7	19	68
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(13)	58	(305)
Investrac Advantage Variable Universal Life	(133)	(207)	(1,863)
Survivor Variable Universal Life	(1)	17	(31)
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(65)	141	(804)

Increase (decrease) in net assets	(336)	(1,525)	(7,902)

Net assets at the beginning of year	841	2,887	18,212

Net assets at the end of year	505	1,362	10,310

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Operations
Investment income (loss) – net	(7)	5	11	65
Net realized gains (losses) on investments	2	(2)	182	149
Net change in unrealized appreciation or depreciation of investments	(610)	(137)	(3,496)	(2,356)

Net increase (decrease) in net assets resulting from operations	(615)	(134)	(3,303)	(2,142)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	274	129	1,962	1,313

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(225)	(43)	(820)	(981)

Increase (decrease) in net assets from policy transactions	49	86	1,142	332

Increase (decrease) in net assets	(566)	(48)	(2,161)	(1,810)

Net assets at the beginning of year	1,228	259	6,915	5,482

Net assets at the end of year	662	211	4,754	3,672

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Operations
Investment income (loss) – net	2	1	(4)
Net realized gains (losses) on investments	(1)	15	—
Net change in unrealized appreciation or depreciation of investments	(7)	(113)	(532)

Net increase (decrease) in net assets resulting from operations	(6)	(97)	(536)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	72	81	206

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	8	(24)	(113)

Increase (decrease) in net assets from policy transactions	80	57	93

Increase (decrease) in net assets	74	(40)	(443)

Net assets at the beginning of year	71	187	887

Net assets at the end of year	145	147	444

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	(49)	—	—	—
Net realized gains (losses) on investments	1,849	(2)	(9)	(1)
Net change in unrealized appreciation or depreciation of investments	(7,077)	(40)	(211)	(57)

Net increase (decrease) in net assets resulting from operations	(5,277)	(42)	(220)	(58)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	3,428	33	144	41

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(1,858)	(18)	(198)	(1)

Increase (decrease) in net assets from policy transactions	1,570	15	(54)	40

Increase (decrease) in net assets	(3,707)	(27)	(274)	(18)

Net assets at the beginning of year	12,171	82	487	99

Net assets at the end of year	8,464	55	213	81

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Dynamics	AIM Global Health Care	AIM Technology
Operations
Investment income (loss) – net	(1)	(3)	(2)
Net realized gains (losses) on investments	1	101	—
Net change in unrealized appreciation or depreciation of investments	(82)	(219)	(157)

Net increase (decrease) in net assets resulting from operations	(82)	(121)	(159)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	30	100	78

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(12)	15	(19)

Increase (decrease) in net assets from policy transactions	18	115	59

Increase (decrease) in net assets	(64)	(6)	(100)

Net assets at the beginning of year	155	391	318

Net assets at the end of year	91	385	218

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Operations
Investment income (loss) – net	92	50	1	(1)
Net realized gains (losses) on investments	127	240	(30)	(1)
Net change in unrealized appreciation or depreciation of investments	(1,119)	(1,103)	(44)	(68)

Net increase (decrease) in net assets resulting from operations	(900)	(813)	(73)	(70)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	554	570	40	69

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(355)	(127)	(16)	(19)

Increase (decrease) in net assets from policy transactions	199	443	24	50

Increase (decrease) in net assets	(701)	(370)	(49)	(20)

Net assets at the beginning of year	1,865	2,150	93	187

Net assets at the end of year	1,164	1,780	44	167
See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(3)	—	—	—
Net realized gains (losses) on investments	12	8	1	22
Net change in unrealized appreciation or depreciation of investments	(249)	(74)	(20)	(86)

Net increase (decrease) in net assets resulting from operations	(240)	(66)	(19)	(64)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	103	22	11	25

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	160	(33)	(10)	(38)

Increase (decrease) in net assets from policy transactions	263	(11)	1	(13)

Increase (decrease) in net assets	23	(77)	(18)	(77)

Net assets at the beginning of year	415	177	51	201

Net assets at the end of year	438	100	33	124

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	113	42	17	(56)
Net realized gains (losses) on investments	276	83	(4)	357
Net change in unrealized appreciation or depreciation of investments	(3,578)	(2,043)	(9)	(2,777)

Net increase (decrease) in net assets resulting from operations	(3,189)	(1,918)	4	(2,476)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	42	23	—	28
Investrac Advantage Variable Universal Life	202	92	—	309
Survivor Variable Universal Life	23	23	—	34
WealthQuest III Variable Universal Life	1,457	622	94	208

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(73)	(91)	—	(50)
Investrac Advantage Variable Universal Life	(172)	(6)	—	(469)
Survivor Variable Universal Life	(1)	(59)	—	(19)
WealthQuest III Variable Universal Life	(962)	(18)	(73)	(180)

Increase (decrease) in net assets from policy transactions	516	586	21	(139)

Increase (decrease) in net assets	(2,673)	(1,332)	25	(2,615)

Net assets at the beginning of year	8,400	3,479	469	6,172

Net assets at the end of year	5,727	2,147	494	3,557

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	27	153	56	8
Net realized gains (losses) on investments	(135)	(24)	(16)	—
Net change in unrealized appreciation or depreciation of investments	(3,998)	(2,417)	(871)	—

Net increase (decrease) in net assets resulting from operations	(4,106)	(2,288)	(831)	8

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	745	282	100	87
Investrac Advantage Variable Universal Life	1,409	256	143	516
Survivor Variable Universal Life	8	2	2	15
WealthQuest III Variable Universal Life	386	368	221	1,922

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(803)	(451)	(159)	(19)
Investrac Advantage Variable Universal Life	(731)	(461)	(128)	144
Survivor Variable Universal Life	—	(10)	(2)	(11)
WealthQuest III Variable Universal Life	(121)	(257)	(191)	(550)

Increase (decrease) in net assets from policy transactions	893	(271)	(14)	2,104

Increase (decrease) in net assets	(3,213)	(2,559)	(845)	2,112

Net assets at the beginning of year	11,125	7,615	3,519	1,561

Net assets at the end of year	7,912	5,056	2,674	3,673

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Operations
Investment income (loss) – net	28	10	(18)	1
Net realized gains (losses) on investments	13	(66)	(456)	(44)
Net change in unrealized appreciation or depreciation of investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	41	(56)	(474)	(43)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	19	2	18	1
Investrac Advantage Variable Universal Life	27	5	146	7
Survivor Variable Universal Life	4	—	1	—
WealthQuest III Variable Universal Life	141	33	76	32

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(66)	(7)	(232)	(6)
Investrac Advantage Variable Universal Life	(242)	(39)	(1,405)	(58)
Survivor Variable Universal Life	(80)	—	(10)	—
WealthQuest III Variable Universal Life	(706)	(200)	(446)	(103)

Increase (decrease) in net assets from policy transactions	(903)	(206)	(1,852)	(127)

Increase (decrease) in net assets	(862)	(262)	(2,326)	(170)

Net assets at the beginning of year	862	262	2,326	170

Net assets at the end of year	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Assets	Alger Small Cap	Alger Growth	Alger Income & Growth
49,580 shares at net asset value of $33.32	1,652	—	—
(cost $1,328)
30,004 shares at net asset value of $49.27	—	1,478	—
(cost $1,117)
53,368 shares at net asset value of $12.12	—	—	647
(cost $551)
Total Assets	1,652	1,478	647

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,652	1,478	647

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1,652	1,478	647
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	842,204	1,100,091	548,437
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.96	1.34	1.18

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Assets	Alger Balanced	Alger MidCap Growth	Alger Capital Appreciation
73,509 shares at net asset value of $14.61	1,074	—	—
(cost $998)
92,714 shares at net asset value of $23.62	—	2,190	—
(cost $1,865)
37,955 shares at net asset value of $55.39	—	—	2,102
(cost $1,519)
Total Assets	1,074	2,190	2,102

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,074	2,190	2,102

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1,074	2,190	2,102
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	786,291	1,163,885	1,203,686
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.37	1.88	1.75

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
5,325 shares at net asset value of $9.62	51	—	—	—
(cost $48)
3,255 shares at net asset value of $11.53	—	38	—	—
(cost $36)
34,612 shares at net asset value of $7.49	—	—	259	—
(cost $262)
9,294 shares at net asset value of $30.26	—	—	—	281
(cost $234)
Total Assets	51	38	259	281

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	51	38	259	281

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	51	38	259	281
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	43,954	34,147	172,210	171,291
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.17	1.10	1.51	1.64

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
12,358 shares at net asset value of $16.21 (cost $165)	200	—	—
891 shares at net asset value of $11.34	—	10	—
(cost $10)
4,090 shares at net asset value of $18.82	—	—	77
(cost $67)
Total Assets	200	10	77

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	200	10	77

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	200	10	77
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	139,638	9,251	46,696
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.43	1.09	1.65

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
66,901 shares at net asset value of $17.01	1,137	—	—	—
(cost $939)
278,598 shares at net asset value of $23.91	—	6,661	—	—
(cost $6,625)
380,913 shares at net asset value of $45.12	—	—	17,187	—
(cost $13,479)
125,007 shares at net asset value of $5.98	—	—	—	748
(cost $808)
Total Assets	1,137	6,661	17,187	748

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,137	6,661	17,187	748

Policyholders' Equity
Investrac Gold Variable Universal Life	108	3,842	7,216	423
Investrac Advantage Variable Universal Life	1,028	2,647	9,906	324
Survivor Variable Universal Life	1	172	65	1
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	85,428	1,103,256	2,259,405	259,328
Investrac Advantage Variable Universal Life	692,827	1,472,244	6,045,259	288,769
Survivor Variable Universal Life	54	4,489	1,253	92
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.26	3.48	3.19	1.63
Investrac Advantage Variable Universal Life	1.49	1.80	1.64	1.12
Survivor Variable Universal Life	21.10	38.43	51.59	12.19
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
658,736 shares at net asset value of $1.00	659	—	—	—
(cost $659)
143,256 shares at net asset value of $25.32	—	3,627	—	—
(cost $2,770)
43,914 shares at net asset value of $12.76	—	—	560	—
(cost $551)
105,285 shares at net asset value of $16.57	—	—	—	1,745
(cost $1,581)
Total Assets	659	3,627	560	1,745

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	659	3,627	560	1,745

Policyholders' Equity
Investrac Gold Variable Universal Life	249	1,557	233	1,230
Investrac Advantage Variable Universal Life	357	2,014	234	515
Survivor Variable Universal Life	53	56	93	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	158,103	599,221	117,696	540,302
Investrac Advantage Variable Universal Life	286,616	1,037,438	158,669	348,486
Survivor Variable Universal Life	45,152	1,602	5,066	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.58	2.60	1.98	2.28
Investrac Advantage Variable Universal Life	1.24	1.94	1.48	1.48
Survivor Variable Universal Life	1.18	34.85	18.41	—
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
136,096 shares at net asset value of $164.02	22,322	—	—
(cost $17,845)
561,922 shares at net asset value of $27.90	—	15,678	—
(cost $14,516)
88,754 shares at net asset value of $15.51	—	—	1,377
(cost $1,103)
Total Assets	22,322	15,678	1,377

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	22,322	15,678	1,377

Policyholders' Equity
Investrac Gold Variable Universal Life	9,021	5,215	485
Investrac Advantage Variable Universal Life	12,918	10,040	886
Survivor Variable Universal Life	383	423	6
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	2,636,380	1,215,565	209,299
Investrac Advantage Variable Universal Life	8,536,683	4,070,933	598,613
Survivor Variable Universal Life	1,978	9,214	307
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	3.42	4.29	2.32
Investrac Advantage Variable Universal Life	1.51	2.47	1.48
Survivor Variable Universal Life	193.82	45.89	20.23
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
53,138 shares at net asset value of $15.83	841	—	—
(cost $750)
129,076 shares at net asset value of $22.37	—	2,887	—
(cost $2,201)
503,662 shares at net asset value of $36.16	—	—	18,212
(cost $13,241)
Total Assets	841	2,887	18,212

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	841	2,887	18,212

Policyholders' Equity
Investrac Gold Variable Universal Life	64	101	3,066
Investrac Advantage Variable Universal Life	744	2,736	14,772
Survivor Variable Universal Life	33	50	374
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	49,954	100,594	763,696
Investrac Advantage Variable Universal Life	545,056	2,167,284	3,950,654
Survivor Variable Universal Life	1,623	2,121	8,487
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.28	1.01	4.01
Investrac Advantage Variable Universal Life	1.37	1.26	3.74
Survivor Variable Universal Life	20.46	23.51	44.02
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
123,745 shares at net asset value of $9.92	1,228	—	—	—
(cost $1,095)
10,987 shares at net asset value of $23.57	—	259	—	—
(cost $291)
251,807 shares at net asset value of $27.46	—	—	6,915	—
(cost $7,254)
33,677 shares at net asset value of $162.79	—	—	—	5,482
(cost $4,569)
Total Assets	1,228	259	6,915	5,482

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,228	259	6,915	5,482

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,228	259	6,915	5,482
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	866,710	196,880	3,520,412	4,053,776
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.42	1.32	1.96	1.35

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
5,686 shares at net asset value of $12.54	71	—	—
(cost $70)
11,138 shares at net asset value of $16.76	—	187	—
(cost $174)
40,044 shares at net asset value of $22.16	—	—	887
(cost $676)
Total Assets	71	187	887

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders	71	187	887

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	71	187	887
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	66,121	134,381	600,192
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.08	1.39	1.48

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
341,593 shares at net asset value of $35.63	12,171	—	—	—
(cost $10,448)
6,320 shares at net asset value of $12.97	—	82	—	—
(cost $85)
38,559 shares at net asset value of $12.62	—	—	487	—
(cost $510)
7,204 shares at net asset value of $13.80	—	—	—	99
(cost $103)
Total Assets	12,171	82	487	99

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders	12,171	82	487	99

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	12,171	82	487	99
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	5,134,343	64,773	343,168	74,598
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	2.37	1.27	1.42	1.33

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Dynamics	AIM Global Health Care	AIM Technology
8,042 shares at net asset value of $19.24	155	—	—
(cost $123)
16,257 shares at net asset value of $24.06	—	391	—
(cost $319)
21,082 shares at net asset value of $15.10	—	—	318
(cost $267)
Total Assets	155	391	318

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	155	391	318

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	155	391	318
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	103,482	302,876	331,672
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.50	1.29	0.96

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
85,251 shares at net asset value of $21.88	1,865	—	—	—
(cost $2,238)
89,684 shares at net asset value of $23.97	—	2,150	—	—
(cost $1,924)
7,590 shares at net asset value of $12.26	—	—	93	—
(cost $115)
12,058 shares at net asset value of $15.53	—	—	—	187
(cost $194)
Total Assets	1,865	2,150	93	187

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,865	2,150	93	187

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,865	2,150	93	187
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	617,521	1,200,420	83,176	139,534
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	3.02	1.79	1.12	1.34

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Assets	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
16,584 shares at net asset value of $25.01	415	—	—	—
(cost $300)
10,295 shares at net asset value of $17.18	—	177	—	—
(cost $135)
2,512 shares at net asset value of $20.28	—	—	51	—
(cost $40)
8,541 shares at net asset value of $23.52	—	—	—	201
(cost $152)
Total Assets	415	177	51	201

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	415	177	51	201

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	415	177	51	201
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	301,658	141,023	35,700	144,599
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.37	1.25	1.43	1.39

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Assets	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
354,579 shares at net asset value of $23.69	8,400	—	—	—
(cost $8,017)
196,454 shares at net asset value of $17.71	—	3,479	—	—
(cost $3,383)
95,026 shares at net asset value of $4.94	—	—	469	—
(cost $472)
246,669 shares at net asset value of $25.02	—	—	—	6,172
(cost $5,369)
Total Assets	8,400	3,479	469	6,172

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	8,400	3,479	469	6,172

Policyholders' Equity
Investrac Gold Variable Universal Life	423	392	—	368
Investrac Advantage Variable Universal Life	2,267	1,172	—	4,060
Survivor Variable Universal Life	55	90	—	257
WealthQuest III Variable Universal Life	5,655	1,825	469	1,487
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	271,436	275,796	—	175,552
Investrac Advantage Variable Universal Life	1,208,841	750,316	—	1,323,066
Survivor Variable Universal Life	1,822	4,374	—	8,153
WealthQuest III Variable Universal Life	3,688,939	1,029,785	389,124	786,395
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.56	1.42	—	2.09
Investrac Advantage Variable Universal Life	1.88	1.56	—	3.07
Survivor Variable Universal Life	29.96	20.66	—	31.49
WealthQuest III Variable Universal Life	1.53	1.77	1.21	1.89

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Growth	AN Equity Income	AN Balanced	AN Money Market
6,430,717 shares at net asset value of $1.73	11,125	—	—	—
(cost $10,286)
4,453,202 shares at net asset value of $1.71	—	7,615	—	—
(cost $7,421)
2,299,688 shares at net asset value of $1.53	—	—	3,519	—
(cost $3,302)
1,560,896 shares at net asset value of $1.00	—	—	—	1,561
(cost $1,561)
Total Assets	11,125	7,615	3,519	1,561

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	11,125	7,615	3,519	1,561

Policyholders' Equity
Investrac Gold Variable Universal Life	5,297	3,221	1,183	204
Investrac Advantage Variable Universal Life	5,221	2,701	1,314	250
Survivor Variable Universal Life	11	26	52	78
WealthQuest III Variable Universal Life	596	1,667	970	1,029
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	1,956,694	876,246	397,598	135,227
Investrac Advantage Variable Universal Life	4,190,200	1,522,049	866,023	214,154
Survivor Variable Universal Life	5,958	10,808	25,375	69,522
WealthQuest III Variable Universal Life	498,009	1,263,389	730,960	932,965
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	2.71	3.68	2.98	1.51
Investrac Advantage Variable Universal Life	1.25	1.77	1.52	1.17
Survivor Variable Universal Life	1.91	2.40	2.01	1.13
WealthQuest III Variable Universal Life	1.20	1.32	1.33	1.10
See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2007 (AMOUNTs IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
821,334 shares at net asset value of $1.05	862	—	—	—
(cost $864)
323,369 shares at net asset value of $0.81	—	262	—	—
(cost $284)
5,813,886 shares at net asset value of $0.40	—	—	2,326	—
(cost $1,558)
169,852 shares at net asset value of $1.00	—	—	—	170
(cost $137)
Total Assets	862	262	2,326	170

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	862	262	2,326	170

Policyholders' Equity
Investrac Gold Variable Universal Life	44	6	276	7
Investrac Advantage Variable Universal Life	205	40	1,563	64
Survivor Variable Universal Life	73	—	16	—
WealthQuest III Variable Universal Life	540	216	471	99
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	35,749	4,581	707,978	6,581
Investrac Advantage Variable Universal Life	152,463	31,772	4,072,873	60,858
Survivor Variable Universal Life	53,193	—	43,107	—
WealthQuest III Variable Universal Life	436,502	172,721	369,398	61,444
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.24	1.36	0.39	1.07
Investrac Advantage Variable Universal Life	1.35	1.26	0.38	1.05
Survivor Variable Universal Life	1.38	—	0.37	—
WealthQuest III Variable Universal Life	1.24	1.25	1.28	1.61

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Operations	Alger Small Cap	Alger Growth	Alger Income & Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	—	4	5
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(10)	(9)	(4)

Investment income (loss) - net	(10)	(5)	1

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	64	34	18

Net realized gains (losses) on investments	64	34	18

Net change in unrealized appreciation or depreciation of investments	136	197	31

Net gains (losses) on investments	200	231	49

Net increase (decrease) in net assets resulting from operations	190	226	50

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Operations	Alger Balanced	Alger MidCap Growth	AlgerCapital Appreciation
Investment income (loss)
Investment income distributions from underlying mutual fund	21	—	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(7)	(13)	(11)

Investment income (loss) - net	14	(13)	(11)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	56	227	—

Realized gains (losses) on sales of investments	15	30	82

Net realized gains (losses) on investments	71	257	82

Net change in unrealized appreciation or depreciation of investments	22	233	341

Net gains (losses) on investments	93	490	423

Net increase (decrease) in net assets resulting from operations	107	477	412

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Growth Strategies
Investment income (loss)
Investment income distributions from underlying mutual fund	3	1	14	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	(2)	(2)

Investment income (loss) - net	3	1	12	(2)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	2	—	4	23

Net realized gains (losses) on investments	2	—	4	23

Net change in unrealized appreciation or depreciation of investments	(3)	1	(12)	16

Net gains (losses) on investments	(1)	1	(8)	39

Net increase (decrease) in net assets resulting from operations	2	2	4	37

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
Investment income (loss)
Investment income distributions from underlying mutual fund	5	—	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	—	—

Investment income (loss) - net	4	—	—

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	3

Realized gains (losses) on sales of investments	8	—	—

Net realized gains (losses) on investments	8	—	3

Net change in unrealized appreciation or depreciation of investments	(9)	—	8

Net gains (losses) on investments	(1)	—	11

Net increase (decrease) in net assets resulting from operations	3	—	11

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Investment income (loss)
Investment income distributions from underlying mutual fund	20	127	130	63
Mortality and expense charges
Investrac Gold Variable Universal Life	(1)	(36)	(60)	(4)
Investrac Advantage Variable Universal Life	(13)	(35)	(115)	(4)
Survivor Variable Universal Life	—	(1)	(1)	—
WealthQuest III Variable Universal Life

Investment income (loss) - net	6	55	(46)	55

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	42	559	14	—

Realized gains (losses) on sales of investments	24	128	74	(8)

Net realized gains (losses) on investments	66	687	88	(8)

Net change in unrealized appreciation or depreciation of investments	37	(718)	3,560	(33)

Net gains (losses) on investments	103	(31)	3,648	(41)

Net increase (decrease) in net assets resulting from operations	109	24	3,602	14

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Investment income (loss)
Investment income distributions from underlying mutual fund	35	109	21	101
Mortality and expense charges
Investrac Gold Variable Universal Life	(2)	(14)	(2)	(11)
Investrac Advantage Variable Universal Life	(6)	(21)	(3)	(6)
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life

Investment income (loss) - net	27	74	16	84

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	196	—	45

Realized gains (losses) on sales of investments	—	262	(9)	4

Net realized gains (losses) on investments	—	458	(9)	49

Net change in unrealized appreciation or depreciation of investments	—	(67)	11	93

Net gains (losses) on investments	—	391	2	142

Net increase (decrease) in net assets resulting from operations	27	465	18	226

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	817	141	56
Mortality and expense charges
Investrac Gold Variable Universal Life	(85)	(45)	(4)
Investrac Advantage Variable Universal Life	(164)	(119)	(11)
Survivor Variable Universal Life	(4)	(3)	—
WealthQuest III Variable Universal Life

Investment income (loss) - net	564	(26)	41

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	3,758	—

Realized gains (losses) on sales of investments	499	490	13

Net realized gains (losses) on investments	499	4,248	13

Net change in unrealized appreciation or depreciation of investments	(106)	(1,982)	162

Net gains (losses) on investments	393	2,266	175

Net increase (decrease) in net assets resulting from operations	957	2,240	216

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	26	—	165
Mortality and expense charges
Investrac Gold Variable Universal Life	(1)	(1)	(28)
Investrac Advantage Variable Universal Life	(9)	(30)	(184)
Survivor Variable Universal Life	—	—	(4)
WealthQuest III Variable Universal Life

Investment income (loss) - net	16	(31)	(51)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	28	—	1,633

Realized gains (losses) on sales of investments	6	49	1,271

Net realized gains (losses) on investments	34	49	2,904

Net change in unrealized appreciation or depreciation of investments	5	459	(459)

Net gains (losses) on investments	39	508	2,445

Net increase (decrease) in net assets resulting from operations	55	477	2,394

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Investment income (loss)
Investment income distributions from underlying mutual fund	—	4	48	166
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(8)	(1)	(41)	(37)

Investment income (loss) - net	(8)	3	7	129

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	110	21	1,655	—

Realized gains (losses) on sales of investments	34	3	219	108

Net realized gains (losses) on investments	144	24	1,874	108

Net change in unrealized appreciation or depreciation of investments	27	(30)	(985)	(31)

Net gains (losses) on investments	171	(6)	889	77

Net increase (decrease) in net assets resulting from operations	163	(3)	896	206

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Investment income (loss)
Investment income distributions from underlying mutual fund	2	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	—	(1)	(5)

Investment income (loss) - net	2	1	(5)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	4	—

Realized gains (losses) on sales of investments	—	1	36

Net realized gains (losses) on investments	—	5	36

Net change in unrealized appreciation or depreciation of investments	1	7	115

Net gains (losses) on investments	1	12	151

Net increase (decrease) in net assets resulting from operations	3	13	146

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Investment income (loss)
Investment income distributions from underlying mutual fund	53	—	1	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(75)	(1)	(2)	(1)

Investment income (loss) - net	(22)	(1)	(1)	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	876	7	4	9

Realized gains (losses) on sales of investments	274	1	1	1

Net realized gains (losses) on investments	1,150	8	5	10

Net change in unrealized appreciation or depreciation of investments	233	(8)	(26)	(9)

Net gains (losses) on investments	1,383	—	(21)	1

Net increase (decrease) in net assets resulting from operations	1,361	(1)	(22)	1

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Dynamics	AIM Global Health Care	AIM Technology	AIM Small Company Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	—	—	—	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(1)	(3)	(2)	—

Investment income (loss) - net	(1)	(3)	(2)	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	27

Realized gains (losses) on sales of investments	10	19	7	9

Net realized gains (losses) on investments	10	19	7	36

Net change in unrealized appreciation or depreciation of investments	4	22	12	(25)

Net gains (losses) on investments	14	41	19	11

Net increase (decrease) in net assets resulting from operations	13	38	17	11

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	116	38	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(16)	(11)	(1)	(1)

Investment income (loss) - net	100	27	1	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	276	100	7	5

Realized gains (losses) on sales of investments	278	75	3	—

Net realized gains (losses) on investments	554	175	10	5

Net change in unrealized appreciation or depreciation of investments	(839)	81	(38)	(6)

Net gains (losses) on investments	(285)	256	(28)	(1)

Net increase (decrease) in net assets resulting from operations	(185)	283	(27)	(2)

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Operations	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Investment income (loss)
Investment income distributions from underlying mutual fund	—	1	—	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(3)	(1)	—	(1)

Investment income (loss) - net	(3)	—	—	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	1

Realized gains (losses) on sales of investments	15	6	—	9

Net realized gains (losses) on investments	15	6	—	10

Net change in unrealized appreciation or depreciation of investments	55	10	4	6

Net gains (losses) on investments	70	16	4	16

Net increase (decrease) in net assets resulting from operations	67	16	4	16

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Operations	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	141	48	20	13
Mortality and expense charges
Investrac Gold Variable Universal Life	(4)	(3)	—	(3)
Investrac Advantage Variable Universal Life	(28)	(13)	—	(49)
Survivor Variable Universal Life	—	(1)	—	(2)
WealthQuest III Variable Universal Life	(37)	(10)	(3)	(10)

Investment income (loss) - net	72	21	17	(51)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	494	383	—	654

Realized gains (losses) on sales of investments	183	149	(4)	206

Net realized gains (losses) on investments	677	532	(4)	860

Net change in unrealized appreciation or depreciation of investments	(616)	(259)	8	32

Net gains (losses) on investments	61	273	4	892

Net increase (decrease) in net assets resulting from operations	133	294	21	841

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Investment income (loss)
Investment income distributions from underlying mutual fund	159	230	84	64
Mortality and expense charges
Investrac Gold Variable Universal Life	(49)	(31)	(11)	(2)
Investrac Advantage Variable Universal Life	(68)	(36)	(16)	(3)
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(4)	(11)	(7)	(7)

Investment income (loss) - net	38	152	50	52

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	155	196	10	—

Realized gains (losses) on sales of investments	81	82	37	—

Net realized gains (losses) on investments	236	278	47	—

Net change in unrealized appreciation or depreciation of investments	205	(454)	28	—

Net gains (losses) on investments	441	(176)	75	—

Net increase (decrease) in net assets resulting from operations	479	(24)	125	52

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Investment income (loss)
Investment income distributions from underlying mutual fund	35	16	—	3
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	(3)	—
Investrac Advantage Variable Universal Life	(3)	—	(17)	(1)
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(4)	(1)	(3)	(1)

Investment income (loss) - net	28	15	(23)	1

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	(5)	(1)	145	13

Net realized gains (losses) on investments	(5)	(1)	145	13

Net change in unrealized appreciation or depreciation of investments	28	(12)	364	(1)

Net gains (losses) on investments	23	(13)	509	12

Net increase (decrease) in net assets resulting from operations	51	2	486	13

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATEACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Net Changes	Alger Small Cap	Alger Growth	Alger Income & Growth
Operations
Investment income (loss) – net	(10)	(5)	1
Net realized gains (losses) on investments	64	34	18
Net change in unrealized appreciation or depreciation of investments	136	197	31

Net increase (decrease) in net assets resulting from operations	190	226	50

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	494	309	166

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(75)	(197)	(98)

Increase (decrease) in net assets from policy transactions	419	112	68

Increase (decrease) in net assets	609	338	118

Net assets at the beginning of year	1,043	1,140	529

Net assets at the end of year	1,652	1,478	647

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger American Fund – Class O Shares
Net Changes	Alger Balanced	Alger MidCap Growth	AlgerCapital Appreciation
Operations
Investment income (loss) – net	14	(13)	(11)
Net realized gains (losses) on investments	71	257	82
Net change in unrealized appreciation or depreciation of investments	22	233	341

Net increase (decrease) in net assets resulting from operations	107	477	412

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	259	464	464

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(196)	(193)	244

Increase (decrease) in net assets from policy transactions	63	271	708

Increase (decrease) in net assets	170	748	1,120

Net assets at the beginning of year	904	1,442	982

Net assets at the end of year	1,074	2,190	2,102

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Growth Strategies
Operations
Investment income (loss) – net	3	1	12	(2)
Net realized gains (losses) on investments	2	—	4	23
Net change in unrealized appreciation or depreciation of investments	(3)	1	(12)	16

Net increase (decrease) in net assets resulting from operations	2	2	4	37

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	11	26	77	62

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(12)	(2)	(8)	(21)

Increase (decrease) in net assets from policy transactions	(1)	24	69	41

Increase (decrease) in net assets	1	26	73	78

Net assets at the beginning of year	50	12	186	203

Net assets at the end of year	51	38	259	281

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann –Prim. Sh.
Operations
Investment income (loss) – net	4	—	—
Net realized gains (losses) on investments	8	—	3
Net change in unrealized appreciation or depreciation of investments	(9)	—	8

Net increase (decrease) in net assets resulting from operations	3	—	11

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	48	2	16

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(32)	—	1

Increase (decrease) in net assets from policy transactions	16	2	17

Increase (decrease) in net assets	19	2	28

Net assets at the beginning of year	181	8	49

Net assets at the end of year	200	10	77

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	6	55	(46)	55
Net realized gains (losses) on investments	66	687	88	(8)
Net change in unrealized appreciation or depreciation of investments	37	(718)	3,560	(33)

Net increase (decrease) in net assets resulting from operations	109	24	3,602	14

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	9	364	724	41
Investrac Advantage Variable Universal Life	112	240	1,048	26
Survivor Variable Universal Life	1	33	4	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	42	(329)	(1,051)	(85)
Investrac Advantage Variable Universal Life	(143)	(243)	(1,531)	(10)
Survivor Variable Universal Life	—	21	(22)	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	21	86	(828)	(28)

Increase (decrease) in net assets	130	110	2,774	(14)

Net assets at the beginning of year	1,007	6,551	14,413	762

Net assets at the end of year	1,137	6,661	17,187	748

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	27	74	16	84
Net realized gains (losses) on investments	—	458	(9)	49
Net change in unrealized appreciation or depreciation of investments	—	(67)	11	93

Net increase (decrease) in net assets resulting from operations	27	465	18	226

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	22	121	26	100
Investrac Advantage Variable Universal Life	28	131	32	41
Survivor Variable Universal Life	—	7	4	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	68	(237)	(17)	(118)
Investrac Advantage Variable Universal Life	(230)	312	(54)	(72)
Survivor Variable Universal Life	5	8	66	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	(107)	342	57	(49)

Increase (decrease) in net assets	(80)	807	75	177

Net assets at the beginning of year	739	2,820	485	1,568

Net assets at the end of year	659	3,627	560	1,745

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Operations
Investment income (loss) – net	564	(26)	41
Net realized gains (losses) on investments	499	4,248	13
Net change in unrealized appreciation or depreciation of investments	(106)	(1,982)	162

Net increase (decrease) in net assets resulting from operations	957	2,240	216

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	1,013	467	74
Investrac Advantage Variable Universal Life	1,360	844	79
Survivor Variable Universal Life	78	68	2
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(1,659)	(737)	(141)
Investrac Advantage Variable Universal Life	(1,637)	(1,108)	(123)
Survivor Variable Universal Life	(67)	38	—
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(912)	(428)	(109)

Increase (decrease) in net assets	45	1,812	107

Net assets at the beginning of year	22,277	13,866	1,270

Net assets at the end of year	22,322	15,678	1,377

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Operations
Investment income (loss) – net	16	(31)	(51)
Net realized gains (losses) on investments	34	49	2,904
Net change in unrealized appreciation or depreciation of investments	5	459	(459)

Net increase (decrease) in net assets resulting from operations	55	477	2,394

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	10	8	235
Investrac Advantage Variable Universal Life	76	232	1,210
Survivor Variable Universal Life	10	13	80
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	2	41	(667)
Investrac Advantage Variable Universal Life	(29)	(60)	(2,350)
Survivor Variable Universal Life	(1)	2	(129)
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	68	236	(1,621)

Increase (decrease) in net assets	123	713	773

Net assets at the beginning of year	718	2,174	17,439

Net assets at the end of year	841	2,887	18,212

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Operations
Investment income (loss) – net	(8)	3	7	129
Net realized gains (losses) on investments	144	24	1,874	108
Net change in unrealized appreciation or depreciation of investments	27	(30)	(985)	(31)

Net increase (decrease) in net assets resulting from operations	163	(3)	896	206

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	300	145	1,819	1,431

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(164)	(11)	(801)	(780)

Increase (decrease) in net assets from policy transactions	136	134	1,018	651

Increase (decrease) in net assets	299	131	1,914	857

Net assets at the beginning of year	929	128	5,001	4,625

Net assets at the end of year	1,228	259	6,915	5,482

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Operations
Investment income (loss) – net	2	1	(5)
Net realized gains (losses) on investments	—	5	36
Net change in unrealized appreciation or depreciation of investments	1	7	115

Net increase (decrease) in net assets resulting from operations	3	13	146

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	26	81	212

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(7)	(6)	(98)

Increase (decrease) in net assets from policy transactions	19	75	114

Increase (decrease) in net assets	22	88	260

Net assets at the beginning of year	49	99	627

Net assets at the end of year	71	187	887
See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	(22)	(1)	(1)	—
Net realized gains (losses) on investments	1,150	8	5	10
Net change in unrealized appreciation or depreciation of investments	233	(8)	(26)	(9)

Net increase (decrease) in net assets resulting from operations	1,361	(1)	(22)	1

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	3,433	31	155	45

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(1,534)	(13)	321	(13)

Increase (decrease) in net assets from policy transactions	1,899	18	476	32

Increase (decrease) in net assets	3,260	17	454	33

Net assets at the beginning of year	8,911	65	33	66

Net assets at the end of year	12,171	82	487	99

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Dynamics	AIM Global Health Care	AIM Technology	AIM Small Company Growth
Operations
Investment income (loss) – net	(1)	(3)	(2)	—
Net realized gains (losses) on investments	10	19	7	36
Net change in unrealized appreciation or depreciation of investments	4	22	12	(25)

Net increase (decrease) in net assets resulting from operations	13	38	17	11

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	26	97	71	17

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	2	(81)	(32)	(169)

Increase (decrease) in net assets from policy transactions	28	16	39	(152)

Increase (decrease) in net assets	41	54	56	(141)

Net assets at the beginning of year	114	337	262	141

Net assets at the end of year	155	391	318	—

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Operations
Investment income (loss) – net	100	27	1	(1)
Net realized gains (losses) on investments	554	175	10	5
Net change in unrealized appreciation or depreciation of investments	(839)	81	(38)	(6)

Net increase (decrease) in net assets resulting from operations	(185)	283	(27)	(2)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	824	503	34	211

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(675)	156	(17)	(22)

Increase (decrease) in net assets from policy transactions	149	659	17	189

Increase (decrease) in net assets	(36)	942	(10)	187

Net assets at the beginning of year	1,901	1,208	103	—

Net assets at the end of year	1,865	2,150	93	187

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(3)	—	—	—
Net realized gains (losses) on investments	15	6	—	10
Net change in unrealized appreciation or depreciation of investments	55	10	4	6

Net increase (decrease) in net assets resulting from operations	67	16	4	16

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	78	24	11	27

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(50)	(6)	—	(18)

Increase (decrease) in net assets from policy transactions	28	18	11	9

Increase (decrease) in net assets	95	34	15	25

Net assets at the beginning of year	320	143	36	176

Net assets at the end of year	415	177	51	201

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	72	21	17	(51)
Net realized gains (losses) on investments	677	532	(4)	860
Net change in unrealized appreciation or depreciation of investments	(616)	(259)	8	32

Net increase (decrease) in net assets resulting from operations	133	294	21	841

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	55	25	—	29
Investrac Advantage Variable Universal Life	219	96	—	326
Survivor Variable Universal Life	18	28	—	34
WealthQuest III Variable Universal Life	1,553	623	90	227

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(80)	32	—	68
Investrac Advantage Variable Universal Life	(14)	164	—	(319)
Survivor Variable Universal Life	(77)	(46)	—	(6)
WealthQuest III Variable Universal Life	(344)	33	(90)	(179)

Increase (decrease) in net assets from policy transactions	1,330	955	—	180

Increase (decrease) in net assets	1,463	1,249	21	1,021

Net assets at the beginning of year	6,937	2,230	448	5,151

Net assets at the end of year	8,400	3,479	469	6,172

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	38	152	50	52
Net realized gains (losses) on investments	236	278	47	—
Net change in unrealized appreciation or depreciation of investments	205	(454)	28	—

Net increase (decrease) in net assets resulting from operations	479	(24)	125	52

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	650	302	110	42
Investrac Advantage Variable Universal Life	676	291	149	12
Survivor Variable Universal Life	2	6	3	4
WealthQuest III Variable Universal Life	167	452	247	1,454

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(926)	(615)	(150)	(13)
Investrac Advantage Variable Universal Life	(950)	(370)	(108)	105
Survivor Variable Universal Life	—	(11)	(1)	34
WealthQuest III Variable Universal Life	(127)	(233)	(179)	(1,238)

Increase (decrease) in net assets from policy transactions	(508)	(178)	71	400

Increase (decrease) in net assets	(29)	(202)	196	452

Net assets at the beginning of year	11,154	7,817	3,323	1,109

Net assets at the end of year	11,125	7,615	3,519	1,561

See accompanying notes to Separate Account financial statements.     (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS year ended DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Operations
Investment income (loss) – net	28	15	(23)	1
Net realized gains (losses) on investments	(5)	(1)	145	13
Net change in unrealized appreciation or depreciation of investments	28	(12)	364	(1)

Net increase (decrease) in net assets resulting from operations	51	2	486	13

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	19	2	22	1
Investrac Advantage Variable Universal Life	27	6	119	10
Survivor Variable Universal Life	4	—	4	—
WealthQuest III Variable Universal Life	119	39	73	30

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(16)	(4)	(146)	(2)
Investrac Advantage Variable Universal Life	(33)	(3)	(265)	(26)
Survivor Variable Universal Life	67	—	(18)	—
WealthQuest III Variable Universal Life	(118)	(23)	(91)	(10)

Increase (decrease) in net assets from policy transactions	69	17	(302)	3

Increase (decrease) in net assets	120	19	184	16

Net assets at the beginning of year	742	243	2,142	154

Net assets at the end of year	862	262	2,326	170

See accompanying notes to Separate Account financial statements.     (continued)

American National Variable LIFE Separate Account

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General ... American National Variable Life Separate Account (Separate Account) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor’s other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life insurance products. There are currently 61 subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: The Alger American Fund, American National Investment Accounts, Inc., Federated Insurance Series, Fidelity Variable Insurance Products, AIM Variable Insurance Funds, MFS Variable Insurance Trust, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. The American National Investment Accounts, Inc. funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly owned subsidiary of the Sponsor.

The AIM Small Company Growth fund was merged into the AIM Small Cap Equity fund as of April 30, 2007. All amounts in these financial statements for the AIM Small Company Growth fund reflect the activity through the date of the merger. All activity after the merger is shown in the results presented for the AIM Small Cap Equity fund.

Basis of Presentation ... The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles.

Investments … Investments in shares of the separate investment portfolios are stated at fair value. In accordance with the definitions provided under GAAP, the determination of fair value is based on a three-tier hierarchy as follows:

•	Level 1 fair values are determined through unadjusted quoted prices from active markets for identical assets.

•	Level 2 fair values are determined through quoted prices for similar assets that are observable from market data or can be corroborated through observed market data.

•	Level 3 fair values are determined through valuation techniques that use inputs that are both unobservable and significant to the overall market value.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price.

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders’ are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

Use of Estimates ... The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

Risks and Uncertainties ... Recent market conditions have resulted in an unusually high degree of volatility and increased the risks and short term liquidity associated with certain investments held by the Separate Account which could impact the value of investments after the date of these financial statements. There has been a negative return on the majority of the Separate Account’s assets through December 31, 2008.

It is reasonably possible that subsequent changes in fair value of investments may vary materially in the near term.

(2)     SECURITY PURCHASES AND SALES

For the period ended December 31, 2008, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):

	Purchases	Sales
Alger Small Cap	$307	193
Alger Growth	185	52
Alger Income & Growth	104	63
Alger Balanced	261	78
Alger MidCap Growth	988	133
Alger Capital Appreciation	559	277
Federated Capital Income	21	15
Federated U.S. Gov’t Securities	230	6
Federated High Income Bond-Prim. Sh.	70	40
Federated Mid Cap Growth Strategies	121	36
Federated Equity Income	29	14
Federated Quality Bond-Prim. Sh.	78	50
Federated Kaufmann-Prim. Sh.	54	32
Fidelity Growth & Income	194	112
Fidelity Equity Income	393	886
Fidelity Growth	566	1,382
Fidelity High Income	100	84
Fidelity Money Market	682	153
Fidelity Overseas	756	410
Fidelity Investment Grade Bond	298	79
Fidelity Asset Manager	321	197
Fidelity Index 500	1,208	1,932
Fidelity Contrafund	1,115	1,289
Fidelity Asset Manager Growth	115	263
Fidelity Balanced	101	136
Fidelity Growth Opportunities	409	287
Fidelity Mid Cap	3,240	1,629
Fidelity Aggressive Growth II	160	116
Fidelity Equity Income II	106	14
Fidelity Contrafund II	1,469	148
Fidelity Index 500 II	794	348
Fidelity Investment Grade Bond II	92	10
Fidelity Growth & Income II	90	12
Fidelity Growth Opportunities II	154	65
Fidelity Mid Cap II	3,651	398
Fidelity Value II	30	12
Fidelity Value Strategies II	185	158
Fidelity Value Leaders II	43	3

	Purchases	Sales
AIM Dynamics	$24	6
AIM Global Health Care	231	20
AIM Technology	85	28
AIM Global Real Estate	616	167
AIM Utilities	869	140
AIM Financial Services	76	44
AIM Small Cap Equity	55	6
MFS Growth	303	43
MFS Core Equity	14	25
MFS Research	9	7
MFS Investors Trust	33	33
T. Rowe Price Equity Income	1,439	585
T. Rowe Price International Stock	1,165	406
T. Rowe Price Limited–Term Bond	119	83
T. Rowe Price Mid-Cap Growth	663	582
AN Growth	1,712	792
AN Equity Income	646	690
AN Balanced	327	285
AN Money Market	2,736	623
AN Government Bond	782	1,635
AN High Yield Bond	38	257
AN Small-Cap/Mid-Cap	194	1296
AN International Stock	34	126

(3)     POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges... The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders’ held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Advantage Variable Universal Life	0.90%
Wealthquest III Variable Universal Life	0.70%

Monthly Administrative Charges… A Monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable.Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Advantage Variable Universal Life	$5.00
Wealthquest III Variable Universal Life	$7.50

Surrender Charge... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge... After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $10 transfer charge is imposed.

Premium Charge... Premium loads vary by product as follows:

     Investrac Gold Variable Universal Life - a 4% sales charge plus a $2.00 transaction charge plus applicable premium tax up to 4%.

     Investrac Advantage Variable Universal Life - no sales charges or loads

     Survivorship Advantage Variable Universal Life - up to a 3% sales charge

     Wealthquest III Variable Universal Life - up to a 6% sales charge

(4)     FINANCIAL HIGHLIGHTS

American National Insurance Company sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see preceding note).Differences in fee structures result in a variety of expense ratios and total returns.
The following table was developed by determining which products offered by the Company have the lowest and highest total return (all ratios are percentages):

At December 31				For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Small Cap:
2008	907	1.04	944	1.48	0.70	-46.98
2007	842	1.96	1,652	—	0.70	16.42
2006	619	1.68	1,043	—	0.70	19.18
2005	303	1.41	428	—	0.70	16.07
2004	212	1.22	258	—	0.70	15.76
Alger Growth :
2008	1,242	0.72	892	0.23	0.70	-46.53
2007	1,100	1.34	1,478	0.34	0.70	19.10
2006	1,010	1.13	1,140	0.12	0.70	4.42
2005	867	1.08	937	0.19	0.70	11.25
2004	572	0.97	555	—	0.70	4.76
Alger Income & Growth:
2008	588	0.71	417	2.09	0.70	-39.89
2007	548	1.18	647	0.78	0.70	9.36
2006	490	1.08	529	1.23	0.70	8.55
2005	403	0.99	401	0.93	0.70	2.72
2004	273	0.97	264	0.48	0.70	7.09
Alger Balanced:
2008	827	0.93	766	15.22	0.70	-32.24
2007	786	1.37	1,074	7.79	0.70	11.58
2006	738	1.22	904	6.14	0.70	4.00
2005	584	1.18	688	1.58	0.70	7.67
2004	465	1.09	509	1.38	0.70	3.83
Alger MidCap Growth:
2008	1,433	0.78	1,115	34.30	0.70	-58.65
2007	1,164	1.88	2,190	12.49	0.70	30.64
2006	1,001	1.44	1,442	13.28	0.70	9.38
2005	854	1.32	1,125	3.60	0.70	9.06
2004	634	1.21	765	—	0.70	12.25
Alger Capital Appreciation:
2008	1,444	0.95	1,374	—	0.70	-45.52
2007	1,204	1.75	2,102	—	0.70	32.60
2006	746	1.32	982	—	0.70	18.44
2005	568	1.11	632	—	0.70	13.65
2004	531	0.98	520	—	0.70	7.43
Federated Capital Income:
2008	47	0.92	43	5.85	0.70	-20.94
2007	44	1.17	51	5.13	0.70	3.31
2006	45	1.13	50	5.12	0.70	14.84
2005	34	0.98	33	3.23	0.70	5.54
2004	31	0.93	29	3.86	0.70	9.15
Federated U.S. Gov’t Securities:
2008	236	1.14	268	1.66	0.70	3.55
2007	34	1.10	38	2.17	0.70	5.54
2006	11	1.04	12	0.17	0.70	3.42
2005[4]	—	1.01	—	—	0.70	0.68

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated High Income Bond-Prim. Sh.:
2008	177	1.11	196	10.79	0.70	-26.51
2007	172	1.51	259	6.47	0.70	2.70
2006	127	1.47	186	7.83	0.70	10.04
2005	107	1.33	142	7.42	0.70	1.94
2004	95	1.31	124	6.73	0.70	9.69
Federated Mid Cap Growth Strategies:
2008	188	0.92	174	27.93	0.70	-43.89
2007	171	1.64	281	—	0.70	17.19
2006	145	1.40	203	—	0.70	7.48
2005	137	1.30	178	—	0.70	11.42
2004	83	1.17	97	—	0.70	14.62
Federated Equity Income:
2008	147	0.99	145	3.77	0.70	-30.94
2007	140	1.43	200	2.72	0.70	1.34
2006	128	1.42	181	2.03	0.70	22.28
2005	111	1.16	128	1.70	0.70	2.61
2004	95	1.13	107	1.60	0.70	12.05
Federated Quality Bond-Prim. Sh.:
2008	33	1.01	34	12.35	0.70	-7.94
2007	9	1.09	10	4.31	0.70	4.65
2006	8	1.04	8	1.57	0.70	3.43
2005[4]	2	1.01	2	—	0.70	0.96
Federated Kaufmann-Prim. Sh.:
2008	59	0.95	56	13.54	0.70	-42.20
2007	47	1.65	77	4.56	0.70	20.19
2006	36	1.37	49	0.04	0.70	14.08
2005[4]	—	1.20	—	—	0.70	20.23
Fidelity Growth & Income:
2008	768	0.73 to 12.19	647	12.62	0.90 to 1.25	-42.43 to -42.23
2007	778	1.26 to 21.10	1,137	5.75	0.90 to 1.25	10.72 to 11.12
2006	757	1.13 to 1.34	1,007	3.41	0.90 to 1.25	11.81 to 12.17
2005	821	1.01 to 1.20	968	1.41	0.90 to 1.25	6.38 to 6.67
2004	824	0.95 to 1.13	915	0.83	0.90 to 1.25	4.48 to 4.85
Fidelity Equity Income:
2008	2,311	1.02 to 21.84	3,393	2.61	0.90 to 1.25	-43.37 to -43.17
2007	2,580	1.80 to 38.43	6,661	10.37	0.90 to 1.25	0.26 to 0.63
2006	2,573	1.79 to 38.19	6,551	15.11	0.90 to 1.25	18.71 to 19.12
2005	2,521	1.51 to 32.06	5,498	5.16	0.90 to 1.25	4.55 to 4.92
2004	2,629	1.44 to 30.56	5,501	1.45	0.90 to 1.25	10.14 to 10.53
Fidelity Growth:
2008	7,855	0.85 to 27.01	8,470	0.85	0.90 to 1.25	-47.83 to -47.64
2007	8,306	1.64 to 51.59	17,187	0.91	0.90 to 1.25	25.39 to 25.82
2006	8,742	1.31 to 41.00	14,413	0.38	0.90 to 1.25	5.52 to 5.90
2005	9,131	1.24 to 38.72	14,340	0.48	0.90 to 1.25	4.49 to 4.90
2004	9,386	1.19 to 36.93	14,118	0.25	0.90 to 1.25	2.09 to 2.45
Fidelity High Income:
2008	527	0.83 to 9.06	530	9.36	0.90 to 1.25	-25.92 to -25.66
2007	548	1.12 to 12.19	748	8.28	0.90 to 1.25	1.50 to 1.86
2006	561	1.10 to 1.60	762	7.79	0.90 to 1.25	9.86 to 10.33
2005	567	1.01 to 1.45	704	14.32	0.90 to 1.25	1.43 to 1.78
2004	618	0.99 to 1.43	756	8.11	0.90 to 1.25	8.23 to 8.61

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Money Market:
2008	896	1.20 to 1.60	1,187	2.92	0.90 to 1.25	1.74 to 2.10
2007	490	1.18 to 1.58	659	5.03	0.90 to 1.25	3.90 to 4.26
2006	593	1.13 to 1.51	739	5.21	0.90 to 1.25	3.55 to 3.91
2005	507	1.09 to 1.46	613	3.02	0.90 to 1.25	1.77 to 2.12
2004	588	1.07 to 1.43	716	1.18	0.90 to 1.25	-0.05 to 0.30
Fidelity Overseas:
2008	1,595	1.08 to 19.41	1,976	15.68	0.90 to 1.25	-44.51 to -44.31
2007	1,638	1.94 to 34.85	3,627	9.47	0.90 to 1.25	15.85 to 16.28
2006	1,448	1.68 to 29.98	2,820	1.39	0.90 to 1.25	16.64 to 17.03
2005	1,410	1.44 to 25.62	2,379	1.05	0.90 to 1.25	18.02 to 18.47
2004	1,367	1.22 to 21.71	1,985	1.10	0.90 to 1.25	12.22 to 12.62
Fidelity Investment Grade Bond:
2008	358	1.41 to 17.65	735	3.70	0.90 to 1.25	-4.45 to -4.12
2007	281	1.48 to 18.41	560	3.98	0.90 to 1.25	3.04 to 3.41
2006	288	1.43 to 17.80	485	4.36	0.90 to 1.25	3.06 to 3.42
2005	338	1.39 to 17.21	537	6.06	0.90 to 1.25	0.92 to 1.28
2004	312	1.38 to 16.99	495	6.75	0.90 to 1.25	3.15 to 3.52
Fidelity Asset Manager:
2008	865	1.04 to 1.61	1,178	13.37	0.90 to 1.25	-29.61 to -29.36
2007	889	1.48 to 2.28	1,745	8.80	0.90 to 1.25	14.06 to 14.46
2006	918	1.29 to 1.99	1,568	2.64	0.90 to 1.25	5.99 to 6.36
2005	1,021	1.22 to 1.87	1,636	2.63	0.90 to 1.25	2.75 to 3.11
2004	1,031	1.19 to 1.81	1,603	2.63	0.90 to 1.25	4.15 to 4.52
Fidelity Index 500:
2008	10,514	0.94 to 121.01	13,073	3.35	0.90 to 1.25	-37.78 to -37.56
2007	11,175	1.51 to 193.82	22,322	3.66	0.90 to 1.25	4.12 to 4.49
2006	11,543	1.45 to 185.49	22,277	1.64	0.90 to 1.25	14.31 to 14.70
2005	11,806	1.27 to 161.72	19,960	1.71	0.90 to 1.25	3.52 to 3.88
2004	11,884	1.23 to 155.67	19,441	1.23	0.90 to 1.25	9.24 to 9.62
Fidelity Contrafund:
2008	5,087	1.40 to 26.14	8,556	4.03	0.90 to 1.25	-43.23 to -43.03
2007	5,296	2.47 to 45.89	15,678	26.39	0.90 to 1.25	16.12 to 16.53
2006	5,473	2.12 to 39.38	13,866	9.66	0.90 to 1.25	10.34 to 10.72
2005	5,412	1.92 to 35.57	12,470	0.28	0.90 to 1.25	15.50 to 15.89
2004	4,967	1.67 to 30.69	9,860	0.31	0.90 to 1.25	14.04 to 14.44
Fidelity Asset Manager Growth:
2008	706	0.94 to 12.87	768	2.00	0.90 to 1.25	-36.61 to -36.39
2007	808	1.48 to 20.23	1,377	4.21	0.90 to 1.25	17.48 to 17.90
2006	870	1.26 to 17.16	1,270	2.13	0.90 to 1.25	5.67 to 6.03
2005	1,057	1.19 to 16.18	1,429	2.28	0.90 to 1.25	2.60 to 2.96
2004	1,053	1.16 to 15.72	1,396	2.22	0.90 to 1.25	4.66 to 5.03
Fidelity Balanced:
2008	541	0.84 to 13.39	505	5.71	0.90 to 1.25	-34.78 to -34.55
2007	597	1.28 to 20.46	841	6.99	0.90 to 1.25	7.68 to 8.06
2006	553	1.18 to 18.94	718	5.10	0.90 to 1.25	10.33 to 10.71
2005	535	1.07 to 17.11	624	2.46	0.90 to 1.25	4.45 to 4.82
2004	525	1.02 to 16.32	605	1.94	0.90 to 1.25	4.16 to 4.52

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Growth Opportunities:
2008	2,396	0.45 to 10.48	1,362	0.46	0.90 to 1.25	-55.58 to -55.42
2007	2,270	1.01 to 23.51	2,887	—	0.90 to 1.25	21.64 to 22.07
2006	2,080	0.82 to 19.26	2,174	0.68	0.90 to 1.25	4.15 to 4.52
2005	2,204	0.79 to 18.43	2,213	0.86	0.90 to 1.25	7.54 to 7.92
2004	2,194	0.73 to 17.08	2,035	0.51	0.90 to 1.25	5.86 to 6.23
Fidelity Mid Cap:
2008	4,454	2.24 to 26.41	10,310	18.18	0.90 to 1.25	-40.20 to -39.99
2007	4,723	3.74 to 44.02	18,212	10.09	0.90 to 1.25	14.18 to 14.59
2006	5,160	3.27 to 38.41	17,439	12.12	0.90 to 1.25	11.30 to 11.70
2005	5,305	2.94 to 34.39	16,144	1.52	0.90 to 1.25	16.84 to 17.25
2004	4,922	2.52 to 29.33	12,733	—	0.90 to 1.25	23.36 to 23.80
Fidelity Aggressive Growth II:
2008	921	0.72	662	0.20	0.70	-49.26
2007	867	1.42	1,228	10.18	0.70	16.50
2006	764	1.22	929	5.05	0.70	7.54
2005	713	1.13	807	3.38	0.70	6.99
2004	547	1.06	578	—	0.70	9.19
Fidelity Equity Income II:
2008	283	0.75	211	3.07	0.70	-43.21
2007	197	1.32	259	13.18	0.70	0.56
2006	98	1.31	128	15.59	0.70	19.10
2005[4]	11	1.10	12	—	0.70	9.83
Fidelity Contrafund II:
2008	4,253	1.12	4,754	3.80	0.70	-43.09
2007	3,520	1.96	6,915	28.59	0.70	16.48
2006	2,965	1.69	5,001	10.50	0.70	10.66
2005	2,118	1.52	3,227	0.10	0.70	15.83
2004	1,296	1.32	1,705	0.16	0.70	14.35
Fidelity Index 500 II:
2008	4,351	0.84	3,672	3.26	0.70	-37.60
2007	4,054	1.35	5,482	3.29	0.70	4.44
2006	3,572	1.29	4,625	1.36	0.70	14.64
2005	3,028	1.13	3,420	1.37	0.70	3.82
2004	2,286	1.09	2,488	0.96	0.70	9.57
Fidelity Investment Grade Bond II:
2008	140	1.03	145	2.76	0.70	-4.14
2007	66	1.08	71	3.38	0.70	3.35
2006	47	1.04	49	2.43	0.70	3.41
2005[4]	23	1.01	23	—	0.70	0.90
Fidelity Growth & Income II:
2008	184	0.80	147	12.86	0.70	-42.30
2007	134	1.39	187	4.40	0.70	11.07
2006	79	1.25	99	—	0.70	12.07
2005[4]	6	1.12	7	—	0.70	11.59
Fidelity Growth Opportunities II:
2008	674	0.66	444	0.15	0.70	-55.45
2007	600	1.48	887	—	0.70	22.04
2006	518	1.21	627	0.40	0.70	4.39
2005	429	1.16	498	0.53	0.70	7.92
2004	309	1.08	332	0.26	0.70	6.14

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Mid Cap II:
2008	5,954	1.41	8,464	17.05	0.70	-40.03
2007	5,134	2.37	12,171	8.81	0.70	14.53
2006	4,305	2.07	8,911	10.45	0.70	11.62
2005	3,153	1.85	5,846	1.24	0.70	17.25
2004	1,927	1.58	3,048	—	0.70	23.78
Fidelity Value II:
2008	82	0.67	55	4.18	0.70	-46.98
2007	65	1.27	82	10.20	0.70	1.15
2006	52	1.25	65	0.75	0.70	13.61
2005[4]	52	1.10	58	0.61	0.70	10.12
Fidelity Value Strategies II:
2008	310	0.69	213	23.62	0.70	-51.63
2007	343	1.42	487	2.03	0.70	4.70
2006	25	1.35	33	10.37	0.70	15.20
2005[4]	12	1.18	14	—	0.70	17.56
Fidelity Value Leaders II:
2008	110	0.73	81	1.84	0.70	-45.16
2007	75	1.33	99	11.79	0.70	3.49
2006	51	1.29	66	3.16	0.70	14.07
2005[4]	20	1.13	23	0.84	0.70	12.90
AIM Dynamics:
2008	118	0.77	91	—	0.70	-48.44
2007	103	1.50	155	—	0.70	11.40
2006	85	1.34	114	—	0.70	15.31
2005	71	1.16	83	—	0.70	9.95
2004	56	1.06	59	—	0.70	12.55
AIM Global Health Care:
2008	420	0.92	385	25.65	0.70	-29.12
2007	303	1.29	391	—	0.70	11.07
2006	289	1.16	337	—	0.70	4.50
2005	249	1.11	277	—	0.70	7.39
2004	227	1.04	235	—	0.70	6.82
AIM Technology:
2008	412	0.53	218	—	0.70	-45.03
2007	332	0.96	318	—	0.70	6.95
2006	292	0.90	262	—	0.70	9.71
2005	262	0.82	215	—	0.70	1.46
2004	212	0.81	171	—	0.70	3.90
AIM Global Real Estate:
2008	701	1.66	1,164	17.23	0.70	-44.89
2007	618	3.02	1,865	20.82	0.70	-6.20
2006	590	3.22	1,901	5.73	0.70	41.61
2005	352	2.27	800	4.79	0.70	13.44
2004	202	2.00	404	2.90	0.70	35.63
AIM Utilities:
2008	1,479	1.20	1,780	15.31	0.70	-32.83
2007	1,200	1.79	2,150	8.23	0.70	19.80
2006	808	1.49	1,208	6.35	0.70	24.59
2005	565	1.20	678	3.69	0.70	16.02
2004	123	1.03	127	2.06	0.70	22.69

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
AIM Financial Services:
2008	98	0.45	44	12.30	0.70	-59.73
2007	83	1.12	93	9.60	0.70	-22.76
2006	71	1.45	103	1.84	0.70	15.63
2005	54	1.25	67	1.43	0.70	5.17
2004	46	1.19	55	0.85	0.70	7.92
AIM Small Cap Equity:
2008	182	0.92	167	0.39	0.70	-31.79
2007[5]	140	1.34	187	5.75	0.70	34.21
MFS Growth:
2008	512	0.85	438	0.28	0.70	-37.86
2007	302	1.37	415	—	0.70	20.32
2006	280	1.14	320	—	0.70	7.14
2005	232	1.07	248	—	0.70	8.43
2004	185	0.98	182	—	0.70	12.17
MFS Core Equity:
2008	132	0.76	100	0.76	0.70	-39.58
2007	141	1.25	177	0.34	0.70	10.37
2006	126	1.14	143	0.73	0.70	13.01
2005	121	1.01	122	0.76	0.70	0.98
2004	106	1.00	106	0.35	0.70	11.68
MFS Research:
2008	36	0.91	33	0.54	0.70	-36.53
2007	36	1.43	51	0.63	0.70	12.41
2006	28	1.27	36	0.48	0.70	9.71
2005	22	1.16	26	0.44	0.70	7.05
2004	18	1.08	19	0.96	0.70	15.04
MFS Investors Trust:
2008	135	0.92	124	8.33	0.70	-33.55
2007	145	1.39	201	1.42	0.70	9.53
2006	139	1.27	176	0.47	0.70	12.21
2005	126	1.13	142	0.75	0.70	6.56
2004	119	1.06	126	0.70	0.70	10.58
T. Rowe Price Equity Income:
2008	5,571	0.97 to 18.97	5,727	5.66	0.70 to 1.25	-36.91 to -36.56
2007	5,171	1.53 to 29.96	8,400	8.28	0.70 to 1.25	1.97 to 2.54
2006	4,309	1.49 to 29.27	6,937	4.53	0.70 to 1.25	17.50 to 18.14
2005	3,619	1.27 to 24.83	4,926	6.80	0.70 to 1.25	2.63 to 3.20
2004	2,663	1.23 to 24.11	3,569	4.01	0.70 to 1.25	13.49 to 14.12
T. Rowe Price International Stock:
2008	2,498	0.72 to 10.50	2,147	7.11	0.70 to 1.25	-49.34 to -49.06
2007	2,060	1.42 to 20.66	3,479	15.10	0.70 to 1.25	11.62 to 12.24
2006	1,465	1.27 to 18.44	2,230	1.94	0.70 to 1.25	17.62 to 18.27
2005	780	1.07 to 15.63	1,012	2.34	0.70 to 1.25	14.59 to 15.23
2004	503	0.93 to 13.59	538	1.18	0.70 to 1.25	12.36 to 12.98
T. Rowe Price Limited–Term Bond:
2008	406	1.22	494	4.06	0.70	0.84
2007	389	1.21	469	4.30	0.70	4.74
2006	389	1.15	448	4.02	0.70	3.36
2005	352	1.11	392	3.68	0.70	0.95
2004	285	1.10	315	3.27	0.70	0.38

At December 31			For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
T. Rowe Price Mid-Cap Growth:
2008	2,222	1.13 to 18.80	3,557	5.69	0.70 to 1.25	-40.51 to -40.18
2007	2,293	1.89 to 31.49	6,172	11.78	0.70 to 1.25	16.05 to 16.69
2006	2,216	1.62 to 27.04	5,151	12.70	0.70 to 1.25	5.29 to 5.90
2005	2,249	1.53 to 25.58	5,009	5.93	0.70 to 1.25	13.32 to 13.94
2004	2,143	1.34 to 22.50	4,249	—	0.70 to 1.25	16.87 to 17.51
AN Growth:
2008	7,952	0.75 to 1.67	7,912	1.30	0.70 to 1.25	-37.93 to -37.59
2007	6,651	1.20 to 2.71	11,125	2.82	0.70 to 1.25	4.05 to 4.63
2006	6,935	1.15 to 2.59	11,154	5.05	0.70 to 1.25	11.69 to 12.31
2005	6,970	1.02 to 2.31	10,119	1.16	0.70 to 1.25	1.85 to 2.41
2004	6,873	1.00 to 2.26	9,873	1.22	0.70 to 1.25	6.12 to 6.49
AN Equity Income:
2008	3,567	0.92 to 2.56	5,056	4.57	0.70 to 1.25	-30.71 to -30.32
2007	3,672	1.32 to 3.68	7,615	5.52	0.70 to 1.25	-0.61 to -0.06
2006	3,640	1.32 to 3.69	7,817	10.83	0.70 to 1.25	16.84 to 17.48
2005	3,444	1.12 to 3.14	6,569	3.97	0.70 to 1.25	1.01 to 1.57
2004	3,331	1.11 to 3.10	6,485	1.80	0.70 to 1.25	7.95 to 8.55
AN Balanced:
2008	2,038	1.01 to 2.27	2,674	2.77	0.70 to 1.25	-23.97 to -23.55
2007	2,020	1.33 to 2.98	3,519	2.77	0.70 to 1.25	3.51 to 4.08
2006	1,955	1.27 to 2.87	3,323	3.98	0.70 to 1.25	9.99 to 10.60
2005	1,944	1.15 to 2.60	3,025	3.99	0.70 to 1.25	-0.79 to -0.24
2004	1,780	1.16 to 2.61	2,857	3.22	0.70 to 1.25	4.71 to 5.29
AN Money Market:
2008	3,197	1.11 to 1.52	3,673	0.95	0.70 to 1.25	0.24 to 0.80
2007	1,352	1.10 to 1.51	1,561	4.79	0.70 to 1.25	3.24 to 3.86
2006	993	1.06 to 1.46	1,109	4.44	0.70 to 1.25	3.13 to 3.64
2005	807	1.02 to 1.41	882	2.91	0.70 to 1.25	1.34 to 2.17
2004	815	1.00 to 1.38	853	0.77	0.70 to 1.25	-0.48 to 0.07
AN Government Bond:
2007	678	1.24 to 1.38	862	4.38	0.70 to 1.25	5.98 to 6.56
2006	625	1.16 to 1.27	742	4.07	0.70 to 1.25	2.04 to 2.60
2005	664	1.13 to 1.27	775	3.12	0.70 to 1.25	1.01 to 1.57
2004	692	1.11 to 1.25	800	2.77	0.70 to 1.25	0.46 to 1.02
AN High Yield Bond:
2007	209	1.25 to 1.36	262	6.33	0.70 to 1.25	0.15 to 0.70
2006	195	1.24 to 1.35	243	6.22	0.70 to 1.25	6.19 to 6.77
2005	186	1.16 to 1.27	217	5.63	0.70 to 1.25	-3.56 to -3.03
2004	175	1.20 to 1.31	210	6.70	0.70 to 1.25	10.22 to 10.83
AN Small-Cap/Mid-Cap:
2007	5,193	0.37 to 1.28	2,326	—	0.70 to 1.25	27.42 to 28.13
2006	6,204	0.29 to 1.00	2,142	—	0.70 to 1.25	13.24 to 14.02
2005	4,036	0.26 to 0.87	1,254	—	0.70 to 1.25	2.71 to 3.12
2004	3,753	0.25 to 0.85	1,112	—	0.70 to 1.25	6.97 to 7.58
AN International Stock:
2007	129	1.05 to 1.61	170	1.79	0.70 to 1.25	8.08 to 8.68
2006	133	0.97 to 1.49	154	2.09	0.70 to 1.25	18.24 to 18.89
2005	115	0.82 to 1.25	112	1.35	0.70 to 1.25	5.32 to 5.89
2004	98	0.78 to 1.18	90	1.01	0.70 to 1.25	13.10 to 13.73

1 These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

2 These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These amounts represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

4 Period from May 1, 2005 (fund commencement) to December 31, 2005.

5 Period from April 30, 2007 (fund commencement) to December 31, 2007.

(5)     UNIT CHANGES

The changes in units outstanding for the period ended December 31, 2008 were as follows:

	Alger Small Cap	Alger Growth	Alger Inc & Gr
Number of units, December 31, 2005	302,908	867,327	403,358
Units purchased	354,475	254,843	127,023
Units redeemed	(38,162)	(111,785)	(40,088)
Number of units, December 31, 2006	619,221	1,010,385	490,293
Units purchased	308,667	160,722	119,258
Units redeemed	(85,684)	(71,016)	(61,114)
Number of units, December 31, 2007	842,204	1,100,091	548,437
Units purchased	194,821	187,219	101,361
Units redeemed	(129,752)	(45,494)	(61,996)
Number of units, December 31, 2008	907,273	1,241,816	587,802
	Alger Balanced	Alger MidCap Gr	Alger Capital Appreciation
Number of units, December 31, 2005	584,231	853,963	568,051
Units purchased	186,372	266,381	209,961
Units redeemed	(32,149)	(119,182)	(32,332)
Number of units, December 31, 2006	738,454	1,001,192	745,680
Units purchased	128,303	249,744	576,811
Units redeemed	(80,466)	(87,051)	(118,805)
Number of units, December 31, 2007	786,291	1,163,885	1,203,686
Units purchased	107,209	357,859	441,020
Units redeemed	(66,382)	(89,151)	(200,333)
Number of units, December 31, 2008	827,118	1,432,593	1,444,373

	Fed Cap Inc	Fed US Gov't Securities	Fed High Inc Bond-Prim. Sh.
Number of units, December 31, 2005	33,734	81	106,739
Units purchased	12,494	11,352	24,267
Units redeemed	(1,551)	(42)	(4,128)
Number of units, December 31, 2006	44,677	11,391	126,878
Units purchased	9,538	28,414	63,908
Units redeemed	(10,261)	(5,658)	(18,576)
Number of units, December 31, 2007	43,954	34,147	172,210
Units purchased	13,510	206,596	33,777
Units redeemed	(13,510)	(5,159)	(29,173)
Number of units, December 31, 2008	46,872	235,584	176,814

	Fed Mid Cap Grow Str	Fed Equity Inc	Fed Quality Bond-Prim. Sh.
Number of units, December 31, 2005	136,909	110,597	1,751
Units purchased	46,408	24,830	6,328
Units redeemed	(38,460)	(7,842)	(43)
Number of units, December 31, 2006	144,857	127,585	8,036
Units purchased	66,305	25,154	5,396
Units redeemed	(39,871)	(13,101)	(4,181)
Number of units, December 31, 2007	171,291	139,638	9,251
Units purchased	43,442	19,168	69,597
Units redeemed	(26,277)	(12,130)	(45,411)
Number of units, December 31, 2008	188,456	146,676	33,437

	Fed Kauf-Prim. Sh.	Fid Gr & Inc	Fid Equity Inc
Number of units, December 31, 2005	187	820,649	2,521,086
Units purchased	36,426	65,908	265,726
Units redeemed	(592)	(129,575)	(213,728)
Number of units, December 31, 2006	36,021	756,982	2,573,084
Units purchased	13,636	121,479	280,746
Units redeemed	(2,961)	(100,152)	(273,841)
Number of units, December 31, 2007	46,696	778,309	2,579,989
Units purchased	35,435	79,392	127,514
Units redeemed	(22,900)	(89,516)	(396,101)
Number of units, December 31, 2008	59,231	768,185	2,311,402

	Fid Growth	Fid High Inc	Fid MM
Number of units, December 31, 2005	9,130,610	567,421	506,837
Units purchased	480,846	31,513	140,397
Units redeemed	(869,628)	(37,980)	(54,079)
Number of units, December 31, 2006	8,741,828	560,954	593,155
Units purchased	371,133	32,345	179,671
Units redeemed	(807,044)	(45,110)	(282,955)
Number of units, December 31, 2007	8,305,917	548,189	489,871
Units purchased	349,738	40,473	520,101
Units redeemed	(801,122)	(61,411)	(113,654)
Number of units, December 31, 2008	7,854,533	527,251	896,318

	Fid Overseas	Fid Inv Grade Bond	Fid Asset Mgr
Number of units, December 31, 2005	1,409,864	337,527	1,021,487
Units purchased	264,317	64,903	50,288
Units redeemed	(225,765)	(114,303)	(153,905)
Number of units, December 31, 2006	1,448,416	288,127	917,870
Units purchased	418,255	81,097	62,765
Units redeemed	(228,410)	(87,793)	(91,847)
Number of units, December 31, 2007	1,638,261	281,431	888,788
Units purchased	159,708	119,327	85,941
Units redeemed	(202,638)	(43,042)	(109,915)
Number of units, December 31, 2008	1,595,331	357,716	864,814

	Fid Index 500	Fid ContraFund	Fid Asset Mgr Gr
Number of units, December 31, 2005	11,805,662	5,411,864	1,056,995
Units purchased	553,969	488,041	70,225
Units redeemed	(816,405)	(426,845)	(257,133)
Number of units, December 31, 2006	11,543,226	5,473,060	870,087
Units purchased	521,115	280,560	59,047
Units redeemed	(889,300)	(457,908)	(120,915)
Number of units, December 31, 2007	11,175,041	5,295,712	808,219
Units purchased	409,328	270,080	68,601
Units redeemed	(1,070,729)	(478,430)	(170,794)
Number of units, December 31, 2008	10,513,640	5,087,362	706,026

	Fid Balanced	Fid Gr Opp	Fid Mid Cap
Number of units, December 31, 2005	534,727	2,204,065	5,304,535
Units purchased	89,855	197,307	403,566
Units redeemed	(71,842)	(321,808)	(548,322)
Number of units, December 31, 2006	552,740	2,079,564	5,159,779
Units purchased	76,780	494,760	273,672
Units redeemed	(32,887)	(304,325)	(710,614)
Number of units, December 31, 2007	596,633	2,269,999	4,722,837
Units purchased	50,354	407,642	191,255
Units redeemed	(105,622)	(281,801)	(460,506)
Number of units, December 31, 2008	541,365	2,395,840	4,453,586

	Fid Aggr Gr II	Fid Equity Inc II	Fid ContraFund II
Number of units, December 31, 2005	713,413	10,788	2,117,558
Units purchased	167,701	90,355	968,471
Units redeemed	(117,136)	(2,996)	(120,537)
Number of units, December 31, 2006	763,978	98,147	2,965,492
Units purchased	163,713	117,526	817,057
Units redeemed	(60,981)	(18,793)	(262,137)
Number of units, December 2007	866,710	196,880	3,520,412
Units purchased	164,062	97,588	822,370
Units redeemed	(109,582)	(11,555)	(89,572)
Number of units, December 31, 2008	921,190	282,913	4,253,210

	Fid Index 500 II	Fid Inv Grade Bond II	Fid Gr & Inc II
Number of units, December 31, 2005	3,027,573	22,675	6,322
Units purchased	779,197	28,203	76,570
Units redeemed	(234,637)	(4,310)	(4,114)
Number of units, December 31, 2006	3,572,133	46,568	78,778
Units purchased	677,033	23,624	59,649
Units redeemed	(195,390)	(4,071)	(4,046)
Number of units, December 31, 2007	4,053,776	66,121	134,381
Units purchased	598,540	83,390	61,464
Units redeemed	(300,884)	(9,401)	(12,155)
Number of units, December 31, 2008	4,351,432	140,110	183,690

	Fid Gr Opp II	Fid Mid Cap II	Fid Val II
Number of units, December 31, 2005	429,310	3,152,601	52,409
Units purchased	121,165	1,233,515	41,261
Units redeemed	(32,975)	(80,907)	(41,697)
Number of units, December 31, 2006	517,500	4,305,209	51,973
Units purchased	148,975	1,081,905	19,376
Units redeemed	(66,283)	(252,771)	(6,576)
Number of units, December 31, 2007	600,192	5,134,343	64,773
Units purchased	142,434	1,019,117	30,132
Units redeemed	(68,357)	(199,517)	(12,893)
Number of units, December 31, 2008	674,269	5,953,943	82,012

	Fid Val Strat II	Fid Val Lead II	AIM Dynamics
Number of units, December 31, 2005	11,893	20,412	71,028
Units purchased	13,569	39,603	19,526
Units redeemed	(749)	(8,579)	(5,911)
Number of units, December 31, 2006	24,713	51,436	84,643
Units purchased	342,827	28,067	33,668
Units redeemed	(24,372)	(4,905)	(14,829)
Number of units, December 31, 2007	343,168	74,598	103,482
Units purchased	103,621	38,391	20,161
Units redeemed	(136,810)	(2,505)	(5,586)
Number of units, December 31, 2008	309,979	110,484	118,057

	AIM Glob Health Care	AIM Technology	AIM Small Cap Eq
Number of units, December 31, 2005	248,548	262,430	—
Units purchased	69,968	72,277	—
Units redeemed	(29,090)	(43,171)	—
Number of units, December 31, 2006	289,426	291,536	—
Units purchased	58,890	73,494	150,201
Units redeemed	(45,440)	(33,358)	(10,667)
Number of units, December 31, 2007	302,876	331,672	139,534
Units purchased	135,833	120,274	48,334
Units redeemed	(18,313)	(39,468)	(5,657)
Number of units, December 31, 2008	420,396	412,478	182,211

	AIM Glob RE	AIM Utilities	AIM Fin Ser
Number of units, December 31, 2005	351,961	565,040	53,670
Units purchased	267,712	394,774	23,679
Units redeemed	(29,421)	(151,692)	(6,105)
Number of units, December 31, 2006	590,252	808,122	71,244
Units purchased	268,737	561,389	23,284
Units redeemed	(241,468)	(169,091)	(11,352)
Number of units, December 31, 2007	617,521	1,200,420	83,176
Units purchased	149,914	374,768	72,408
Units redeemed	(66,511)	(95,792)	(57,450)
Number of units, December 31, 2008	700,924	1,479,396	98,134

	MFS Growth	MFS Core Equity	MFS Research
Number of units, December 31, 2005	232,237	120,856	22,303
Units purchased	70,064	19,164	7,157
Units redeemed	(22,538)	(13,965)	(1,040)
Number of units, December 31, 2006	279,763	126,055	28,420
Units purchased	49,051	25,587	7,917
Units redeemed	(27,156)	(10,619)	(637)
Number of units, December 31, 2007	301,658	141,023	35,700
Units purchased	247,452	13,876	7,196
Units redeemed	(36,736)	(23,383)	(6,606)
Number of units, December 31, 2008	512,374	131,516	36,290

	MFS Invest Tr	T. Rowe Eq Inc	T. Rowe Int'l St
Number of units, December 31, 2005	125,656	3,618,824	779,875
Units purchased	18,970	1,074,466	788,288
Units redeemed	(6,101)	(384,435)	(103,011)
Number of units, December 31, 2006	138,525	4,308,855	1,465,152
Units purchased	31,905	1,218,728	937,400
Units redeemed	(25,831)	(356,545)	(342,281)
Number of units, December 31, 2007	144,599	5,171,038	2,060,271
Units purchased	16,955	808,212	710,964
Units redeemed	(26,924)	(408,471)	(272,845)
Number of units, December 31, 2008	134,630	5,570,779	2,498,390

	T. Rowe Ltd Tm Bond	T. Rowe Mid-Cap Gr	AN Growth
Number of units, December 31, 2005	351,581	2,248,574	6,970,116
Units purchased	63,073	237,690	517,105
Units redeemed	(25,392)	(270,076)	(552,592)
Number of units, December 31, 2006	389,262	2,216,188	6,934,629
Units purchased	75,106	277,908	364,967
Units redeemed	(75,244)	(200,930)	(648,735)
Number of units, December 31, 2007	389,124	2,293,166	6,650,861
Units purchased	83,562	199,575	1,866,549
Units redeemed	(66,686)	(270,345)	(565,298)
Number of units, December 31, 2008	406,000	2,222,396	7,952,112

	AN Eq Inc	AN Balanced	AN MM
Number of units, December 31, 2005	3,444,402	1,943,641	807,134
Units purchased	445,481	254,413	1,170,893
Units redeemed	(250,245)	(243,186)	(984,729)
Number of units, December 31, 2006	3,639,638	1,954,868	993,298
Units purchased	342,270	241,759	1,580,860
Units redeemed	(309,416)	(176,671)	(1,222,290)
Number of units, December 31, 2007	3,672,492	2,019,956	1,351,868
Units purchased	278,116	201,306	2,382,549
Units redeemed	(383,741)	(183,226)	(537,696)
Number of units, December 31, 2008	3,566,867	2,038,036	3,196,721

	An Gov't Bond	AN High Yield	AN Sm-Cap/Mid-Cap
Number of units, December 31, 2006	624,668	195,011	6,204,489
Units purchased	266,543	33,482	499,402
Units redeemed	(213,304)	(19,419)	(1,510,535)
Number of units, December 31, 2007	677,907	209,074	5,193,356
Units purchased	550,553	23,179	756,414
Units redeemed	(1,228,460)	(232,253)	(5,949,770)
Number of units, December 31, 2008	—	—	—

	AN Int'l St
Number of units, December 31, 2006	132,769
Units purchased	29,495
Units redeemed	(33,381)
Number of units, December 31, 2007	128,883
Units purchased	25,744
Units redeemed	(154,627)
Number of units, December 31, 2008	—

REPORT OF independent REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (The Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholders’ equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Houston, Texas

March 30, 2009

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except for per share data)

	2008	2007	2006
PREMIUMS AND OTHER REVENUE
Premiums:
Life	$ 299,338	$ 315,893	$ 327,594
Annuity	116,248	222,748	112,455
Accident and health	290,883	283,765	303,285
Property and casualty	1,182,026	1,177,217	1,234,300
Other policy revenues	174,899	155,230	139,605
Net investment income	796,177	812,969	836,017
Realized gains (losses) on investments	(379,709)	41,027	100,256
Other income	38,779	47,224	51,107
Total revenues	2,518,641	3,056,073	3,104,619
BENEFITS, LOSSES AND EXPENSES
Death and other benefits:
Life	251,992	239,598	248,428
Annuity	157,102	150,318	130,830
Accident and health	220,848	212,692	227,329
Property and casualty	939,854	818,230	881,806
Increase (decrease) in liability for future policy benefits:
Life	44,086	34,152	31,775
Annuity	(14,235)	99,560	4,554
Accident and health	2,207	(2,852)	(10,554)
Interest credited to policy account balances	299,833	295,894	297,551
Commissions for acquiring and servicing policies	475,345	456,537	423,291
Other operating costs and expenses	508,800	465,140	455,937
Decrease (increase) in deferred policy acquisition costs	(67,439)	(60,442)	8,385
Total benefits, losses and expenses	2,818,393	2,708,827	2,699,332
Income (loss) from continuing operations before federal income tax, minority interest and equity in earnings of unconsolidated affiliates	(299,752)	347,246	405,287
Provision (benefit) for federal income taxes:
Current	(34,642)	80,324	119,255
Deferred	(87,388)	25,539	10,584
Minority Interest in income (loss) of consolidated subsidiaries	31	482	(1,300)
Equity in earnings of unconsolidated affiliates	4,965	3,866	4,693
Income (loss) from continuing operations	(172,726)	245,731	278,841
Income (loss) from discontinued operations	18,728	(4,958)	(5,610)
Net income (loss)	$ (153,998)	$ 240,773	$ 273,231
Earnings (loss) per share:
Basic	$ (5.82)	$ 9.09	$ 10.32
Diluted	$ (5.82)	$ 9.04	$ 10.27
Weighted average common shares outstanding	26,479,832	26,479,832	26,479,832
Weighted average common shares outstanding and
dilutive potential common shares	26,617,457	26,638,219	26,612,464
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (In thousands)
	December 31, 2008	December 31, 2007
ASSETS
Investments, other than investments in unconsolidated affiliates:
Fixed securities:
Bonds held-to-maturity, at amortized cost	$ 6,681,837	$ 6,692,447
Bonds available-for-sale, at market	3,820,837	3,837,988
Preferred stocks, at market	48,822	78,885
Equity securities:
Common stocks, at market	853,530	1,194,982
Mortgage loans on real estate	1,877,053	1,540,081
Policy loans	354,398	346,002
Investment real estate, net of accumulated depreciation of $191,435 and $173,520	528,905	477,458
Short-term investments	295,170	698,262
Other invested assets	85,151	89,791
Total invested assets	14,545,703	14,955,896
Cash	66,096	134,069
Investments in unconsolidated affiliates	154,309	119,856
Accrued investment income	184,801	182,849
Reinsurance ceded receivables	482,846	438,066
Prepaid reinsurance premiums	61,433	66,772
Premiums due and other receivables	325,019	286,600
Deferred policy acquisition costs	1,482,664	1,251,285
Property and equipment, net	92,458	84,403
Current federal income taxes	68,327	3,145
Deferred federal income taxes	195,508	—
Other assets	159,254	156,787
Separate account assets	561,021	781,160
Total assets	$ 18,379,439	$ 18,460,888
LIABILITIES
Policyholder funds:
Future policy benefits:
Life	$ 2,436,001	$ 2,384,818
Annuity	664,136	654,595
Accident and health	96,548	94,072
Policy account balances	8,295,527	7,636,617
Policy and contract claims	1,401,960	1,335,742
Participating policyholder share	149,970	172,206
Other policyholder funds	959,134	977,408
Total policyholder liabilities	14,003,276	13,255,458
Deferred federal income taxes	—	96,104
Liability for retirement benefits	184,124	125,664
Notes payable	111,922	128,799
Other liabilities	376,863	332,380
Minority interests in subsidiaries	8,377	4,539
Separate account liabilities	561,021	781,160
Total liabilities	15,245,583	14,724,104
STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value – Authorized 50,000,000, Issued 30,832,449, Outstanding 26,818,833 shares	30,832	30,832
Additional paid-in capital	7,552	6,080
Accumulated other comprehensive income (loss)	(221,148)	145,972
Retained earnings	3,414,946	3,653,365
Treasury stock, at cost	(98,326)	(99,465)
Total stockholders’ equity	3,133,856	3,736,784
Total liabilities and stockholders’ equity	$ 18,379,439	$ 18,460,888
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (In thousands, except for per share data)
	2008	2007	2006
Common Stock
Balance at beginning and end of year	$ 30,832	$ 30,832	$ 30,832
Additional paid-in capital
Balance at beginning of year	6,080	4,160	2,212
Issuance of treasury shares as restricted stock	(1,139)	(79)	—
Amortization of restricted stock	2,611	1,999	1,948
Balance at end of year	7,552	6,080	4,160
accumulated other comprehensive income (LOSS)
Balance at beginning of year	145,972	141,869	139,024
Change in unrealized gains on marketable securities, net	(331,828)	268	28,935
Foreign exchange adjustments	(247)	(17)	36
Minimum pension liability adjustment	(35,045)	3,852	8,497
Effect of FAS 158 implementation on pension liability, net of tax	—	—	(34,623)
Balance at end of year	(221,148)	145,972	141,869
retained earnings
Balance at beginning of year	3,653,365	3,498,306	3,305,523
Net income (loss)	(153,998)	240,773	273,231
Cash dividends to common stockholders ($3.08, $3.05 and $3.01 per share)	(82,651)	(81,531)	(80,448)
FIN 48 implementation	—	(4,183)	—
Effect of FAS 158 change in measurement date	(1,770)	—	—
Balance at end of year	3,414,946	3,653,365	3,498,306
treasury stock
Balance at beginning of year	(99,465)	(99,544)	(99,544)
Issuance of restricted stock	1,139	79	—
Balance at end of year	(98,326)	(99,465)	(99,544)
stockholderS’ equity
Balance at end of year	$ 3,133,856	$ 3,736,784	$ 3,575,623
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (In thousands)
	2008	2007	2006
Net income (loss)	$ (153,998)	$ 240,773	$ 273,231
Other comprehensive income (loss):
Change in unrealized gains on marketable securities, net	(331,828)	268	28,935
Foreign exchange adjustments	(247)	(17)	36
Minimum pension liability adjustment	(35,045)	3,852	8,497
Total other comprehensive income (loss)	(367,120)	4,103	37,468
Total comprehensive income (loss)	$ (521,118)	$ 244,876	$ 310,699
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)
	2008	2007	2006
OPERATING ACTIVITIES
Net income (loss)	$ (153,998)	$ 240,773	$ 273,231
Adjustments to reconcile net income to net cash provided by operating activities:
Realized losses (gains) on investments	379,709	(46,499)	(100,295)
Amortization of discounts and premiums on bonds	16,654	15,619	983
Capitalized interest on policy loans and mortgage loans	3,511	—	—
Depreciation	26,496	35,327	38,146
Interest credited to policy account balances	299,833	295,894	297,551
Charges to policy account balances	(191,238)	(146,555)	(137,802)
Deferred federal income tax (benefit) expense	(87,388)	25,539	10,584
Deferral of policy acquisition costs	(491,342)	(465,362)	(411,141)
Amortization of deferred policy acquisition costs	424,005	405,024	419,642
Equity in earnings of unconsolidated affiliates	(7,639)	(5,947)	(7,220)
Changes in:
Policyholder funds liabilities	88,908	72,663	94,998
Reinsurance ceded receivables	(44,780)	30,549	25,320
Premiums due and other receivables	(38,419)	9,552	(17,082)
Accrued investment income	(1,952)	(8,562)	11,523
Current federal income tax recoverable	(65,182)	—	—
Liability for retirement benefits	6,018	5,963	22,774
Prepaid reinsurance premiums	5,339	9,298	445
Other, net	3,146	(10,363)	(18,164)
Net cash provided by operating activities	171,681	462,913	503,493
INVESTING ACTIVITIES
Proceeds from sales of:
Bonds available-for-sale	104,093	68,004	72,252
Stocks	129,270	277,429	191,001
Real estate	—	84,744	153,101
Mortgage loans	6,794	—	—
Other invested assets	9,896	104,743	94,562
Proceeds from maturity of:
Bonds available-for-sale	249,769	287,559	338,598
Bonds held-to-maturity	528,781	547,416	640,787
Principal payments received on:
Mortgage loans	138,035	223,956	157,474
Policy loans	9,459	5,472	13,085
Purchases of investments:
Bonds available-for-sale	(640,403)	(658,731)	(496,858)
Bonds held-to-maturity	(656,580)	(483,722)	(151,883)
Stocks	(290,979)	(364,352)	(228,292)
Real estate	(78,119)	(46,295)	(2,157)
Mortgage loans	(513,964)	(386,137)	(323,207)
Policy loans	(20,447)	(10,237)	(20,589)
Other invested assets	(21,795)	(50,115)	(22,294)
Decrease (increase) in short-term investments, net	403,092	19,881	(558,578)
Decrease (increase) in investment in unconsolidated affiliates, net	(34,453)	(44,826)	915
Increase in property and equipment, net	(12,890)	(11,459)	(6,752)
Net cash used in investing activities	(690,441)	(436,670)	(148,836)
FINANCING ACTIVITIES
Policyholders’ deposits to policy account balances	1,996,836	1,220,022	1,091,608
Policyholders’ withdrawals from policy account balances	(1,446,521)	(1,250,266)	(1,195,408)
Increase (decrease) in notes payable .	(16,877)	4,724	(14,959)
Dividends to stockholders	(82,651)	(81,531)	(80,448)
Net cash provided by (used in) financing activities	450,787	(107,051)	(199,207)
Net increase (decrease) in cash	(67,973)	(80,808)	155,450
Cash:
Beginning of the year	134,069	214,877	59,427
End of the year	$ 66,096	$ 134,069	$ 214,877
See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements

1.     NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) operate primarily in the insurance industry. Operating on a multiple product line basis, American National offers a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through non-insurance subsidiaries, American National offers mutual funds and invests in real estate. The majority of revenues are generated by the insurance business. Business is conducted in all states and the District of Columbia, as well as Puerto Rico, Guam and American Samoa. Various distribution systems are utilized, including home service, multiple line, group brokerage, credit, independent third-party marketing organizations and direct sales to the public.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

These consolidated financial statements (“Financial Statements”) have been prepared in conformity with (i) U.S. generally accepted accounting principles (“GAAP”); and (ii) the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) regarding financial reporting. In addition to GAAP accounting literature, specific SEC regulation is also applied to the financial statements issued by insurance companies.

All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.
The preparation of consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported financial statement balances. Actual results could differ from those estimates. The following estimates have been identified as critical in that they involve a high degree of judgment and are subject to a significant degree of variability:

     •     Other-than-temporary impairment of investment securities;
     •     Deferred acquisition costs;
     •     Reserves;
     •     Reinsurance recoverable;
     •     Pension and postretirement benefit plans;
     •     Litigation contingencies; and

     •     Federal income taxes.

Accounting estimates inherently require the use of judgments relating to a variety of assumptions, in particular, expectations of current and future mortality, morbidity, persistency, losses and loss adjustment expenses, recoverability of receivables, investment returns and interest rates. In developing these estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, management believes that the amounts provided are appropriate, based upon the facts available upon compilation of the financial statements. Due to the inherent uncertainty when using assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be different from those reported in the consolidated financial statements.
Certain reclassifications have been made to the 2007 and 2006 financial information to conform to the 2008 presentation.

Investments

Debt securities

Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National’s ability and intent to hold these securities until maturity. Bonds held as available-for-sale are carried at fair value.

Preferred stocks

All preferred stocks are classified as available-for-sale and are carried at fair value.

Common stocks

All common stocks are classified as available-for-sale and are carried at fair value.

Unrealized gains and losses

For all investments carried at fair value (excluding derivative instruments), the unrealized gains or losses (differences between amortized cost and fair value), net of applicable federal income taxes, are reflected in stockholders’ equity as a component of accumulated other comprehensive income (loss).

Mortgage loans

Mortgage loans on real estate are recorded at carrying value, which is comprised of the original cost, net of repayments, amortization of premiums, accretion of discounts, unamortized deferred revenue and valuation allowances. The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. The change in valuation allowances is reported in current period income as a realized loss. Impaired loans are those which, based on current information and events, it is probable that American National will be unable to collect all amounts due, according to the contractual terms of the loan agreement.

Policy loans

Policy loans are carried at cost which approximates fair value.

Investment real estate

Investment real estate is carried at cost, less allowance for depreciation. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods. American National’s real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not the property is impaired. If a possible impairment is indicated, the fair value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair value, an impairment is recorded.

Short-term investments

Short-term investments, comprised of commercial paper, are carried at amortized cost which approximates fair value.

Other invested assets

Other invested assets are carried at cost, less allowance for valuation impairments. Impairments for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

Impairments

All marketable securities, real estate and other invested assets are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Losses that are determined to be other than temporary are recognized in current period income as a realized loss.

Derivative instruments and hedging activities

American National purchases derivative instruments only as hedges of a recognized asset or liability, which are recorded on the consolidated statement of financial position at fair value. The change in fair value of derivative assets is reported as part of net investment income. The change in fair value of embedded derivative liabilities is reported through interest credited to policyholders. Derivative instruments held at December 31, 2008 and 2007 had an immaterial impact on the consolidated statements of income and consolidated statements of cash flows.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

Cash and Cash Equivalents

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

Property AND Equipment
These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Foreign Currencies
Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income (loss).

Insurance Specific Assets and Liabilities

Deferred policy acquisition costs

Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.
The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.
Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders’ equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.
Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits

For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies’ experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.
Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.

Reserves for losses and loss expenses

American National establishes property and casualty reserves to provide for the estimated costs of paying claims under insurance policies written by American National. These reserves include estimates for both, case reserves, reserves for incurred but not reported (“IBNR”) claims. Case reserves include the liability for claims that were reported to American National, but not yet paid. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future as well as claims which have been incurred but not yet reported to American National. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Premium Revenue and Policy Benefits

Traditional ordinary life and health

Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities

Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the deposits received plus accumulated interest less applicable accumulated administrative fees.

Universal life and single premium whole life

Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty

Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses.

Participating Insurance Policies
A portion of the life insurance portfolio is written on a participating basis. Participating business comprised approximately 9% of the life insurance in force at December 31, 2008 and 6% of life premiums in 2008. Of the total participating business, 72% was written by Farm Family Life Insurance Company (Farm Family Life). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.
For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Federal Income Taxes

American National and its eligible subsidiaries will file a consolidated life/non-life federal income tax return for 2008. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return. Separate provisions for income taxes have been determined for these entities.
Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
American National recognizes tax benefits on uncertain tax positions only if it is “more likely than not” that the tax position will be sustained by taxing authorities, based on the technical merits of the position. Tax benefits recognized in the financial statements are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Tax benefits not meeting the “more likely than not” threshold are included with “Other Liabilities” in the consolidated statements of financial position.
Interest expense is classified as “Other Operating Costs and Expenses” in the consolidated statements of income. Penalties, if applicable, are classified as “Current Federal Income Taxes” in the consolidated statements of income.

Stock-based Compensation

American National uses the fair value method to account for stock-based compensation.

Separate Account Assets and Liabilities

Separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Adoption of New Accounting Standards
In January 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, (“FSP EITF 99-20-1”). The FSP amends the impairment guidance of Emerging Issues Task Force (“EITF”) Issue No. 99-20, Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized Financial Assets, by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities (“SFAS 115”), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. American National adopted the FSP on December 31, 2008 and the adoption did not have a material effect on American National’s consolidated financial statements.
On January 1, 2008, American National adopted SFAS No. 157, Fair Value Measurements, (“SFAS 157”) which was issued by the FASB in September 2006. American National also adopted on January 1, 2008 the SFAS 157 related FASB Staff Positions (“FSPs”). For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. Generally Accepted Accounting Principles and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell an asset or paid to transfer a liability regardless of whether an observable liquid market price exists (an exit price). An exit price valuation will include margins for risk even if they are not observable. As a company is released from risk, the margins for risk will also be released through net realized capital gains or losses in net income. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e. Level 1, 2, and 3). Also, SFAS 157 provides guidance on how to measure fair value, when required, under existing accounting standards. See further disclosure regarding accounting under FAS 157 in Note 5.
American National has adopted FAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans (“SFAS 158”). This statement requires employers to recognize, on the statement of financial position, the overfunded or underfunded status of a defined benefit postretirement plan, measured as the difference between the fair value of plan assets and the benefit obligation. Employers must also recognize as a component of other comprehensive income, net of tax, the actuarial and experience gains and losses and the prior service costs and credits. These recognition standards of this statement were effective for public entities for years ending after December 15, 2006. The statement also required employers to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position with this date change effective for periods ending after December 15, 2008. American National adopted the provisions of this statement on the required effective dates and the adoption of this statement did not have a material impact on American National’s consolidated financial statements.

As of January 1, 2008, American National adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of SFAS 159 did not impact the consolidated financial statements, as no items were elected for measurement at fair value upon initial adoption. American National will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the statement.
In June of 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. This statement clarifies the criteria for recognizing tax benefits under FASB Statement No. 109, Accounting for Income Taxes. It also requires additional disclosures about uncertain tax positions. This statement was effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 and the related FSP’s on January 1, 2007 did not have a material impact on American National’s consolidated financial statements.
In September of 2005, the Accounting Standards Executive Committee issued Statement of Position (“SOP”) No. 05-01, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (“SOP 05-01”). This SOP provides guidance on accounting for deferred acquisition costs on internal replacements of insurance contracts. SOP 05-01 was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. American National adopted SOP 05-01 on January 1, 2007. The adoption of SOP 05-01 did not have a material impact on American National’s consolidated financial statements.

Future Adoption of New Accounting Standards
In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 (“SFAS 160”). This Statement requires changes to the reporting of noncontrolling interests in subsidiaries to improve the relevance, comparability, and transparency of financial information provided in consolidated statements. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of SFAS 160 on January 1, 2009, is not expected to have a material effect on American National’s consolidated financial statements.
In December 2007, the FASB issued SFAS No. 141R, Business Combinations (“SFAS 141R”). This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The adoption of SFAS 141R on January 1, 2009, is not expected to have a material effect on American National’s consolidated financial statements.
In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 amends and expands disclosures about an entity’s derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures. American National will adopt SFAS 161 on January 1, 2009. The adoption of SFAS 161 is expected to result in expanded disclosures related to derivative instruments and hedging activities.
In April 2008, the FASB issued FSP No. 142-3, Determination of the Useful Life of Intangible Assets (“FSP 142-3”). This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(R) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. American National will apply FSP 142-3 prospectively to and intangible assets acquired as of, and subsequent to, January 1, 2009.
In November 2008, the FASB issued EITF 08-6, Equity Method Investment Accounting Considerations (“EITF 08-6”). EITF 08-6 addresses the effects of the issuances of SFAS 141(R) and SFAS 160 on the application of the equity method under Accounting Principles Board (“APB”) Opinion 18, The Equity Method of Accounting for Investments in Common Stock. EITF 08-6 requires that (a) an entity determine the initial carrying value of an equity method investment by applying the cost accumulation model; (b) an entity shall use the other-than-temporary impairment model of APB Opinion 18; however, investors should adjust any impairments’ recorded by an investee for existing differences between the investor’s basis and the underlying investees’ basis in such impaired assets; (c) share issuances by an investee should be accounted for as if the equity method investor had sold a proportionate share of its investment; and (d) when an investment is no longer within the scope of equity method accounting and instead is within the scope of cost method accounting or SFAS 115, Accounting for Certain Investments in Debt and Equity Securities (“SFAS 115”), the investor should prospectively apply the provisions of APB Opinion 18 or SFAS 115 and use the current carrying amount of the investment as its initial cost. The EITF is effective on a prospective basis in fiscal years beginning on or after December 15, 2008 and interim periods within those fiscal years, consistent with the effective dates of SFAS No. 141(R) and SFAS No. 160. The adoption of EITF 08-6 on January 1, 2009 is not expected to have a material effect on American National’s consolidated financial statements.
In December 2008, the FASB issued FSP No. FAS 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets (“FSP 132(R)-1”). FSP 132(R)-1 amends SFAS No. 132(R), Employers’ Disclosures about Pensions and Other Postretirement Benefits, to enhance the transparency surrounding the types of assets and associated risks in an employer’s defined benefit pension or other postretirement plan. FSP 132(R)-1 requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. This FSP is effective for fiscal years ending after December 15, 2009. American National will provide the required disclosure in accordance with the effective date.

3.     INVESTMENTS

The amortized cost and estimated fair values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

December 31, 2008	Amortizied Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt securities
Bonds held-to-maturity:
U.S. Government and agencies	$ 166,010	$ 2,292	$ (3)	$ 168,299
States and political subdivisions	157,907	4,662	(1,611)	160,958
Foreign governments	4,338	1,618	—	5,956
Public utilities	380,766	1,218	(25,877)	356,107
All other corporate bonds	5,173,926	47,954	(507,577)	4,714,303
Other	30,130	—	(4,932)	25,198
Mortgage-backed securities	768,760	13,499	(64,377)	717,882
Total bonds held-to-maturity	6,681,837	71,243	(604,377)	6,148,703
Bonds available-for-sale:
U.S. Government and agencies	8,027	1,063	—	9,090
States and political subdivisions	584,268	6,278	(18,311)	572,235
Foreign governments	916	—	(87)	829
Public utilities	206,499	7,222	(9,791)	203,930
All other corporate bonds	3,023,131	24,014	(435,847)	2,611,298
Other	100	2	—	102
Mortgage-backed securities	436,619	4,475	(17,741)	423,353
Total bonds available-for-sale	4,259,560	43,054	(481,777)	3,820,837
Total debt securities	10,941,397	114,297	(1,086,154)	9,969,540
Marketable equity securities
Preferred stock	60,718	3,609	(15,505)	48,822
Common stock	820,908	115,692	(83,070)	853,530
Total marketable equity securities	881,626	119,301	(98,575)	902,352
Total investments in securities	$ 11,823,023	$ 233,598	$ (1,184,729)	$ 10,871,892

December 31, 200[7]	Amortizied Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt securities
Bonds held-to-maturity:
U.S. Government and agencies	$ 219,804	$ 1,444	$ (312)	$ 220,936
States and political subdivisions	228,122	4,052	(469)	231,705
Foreign governments	5,868	664	—	6,532
Public utilities	411,353	5,985	(4,457)	412,881
All other corporate bonds	5,122,513	89,488	(96,508)	5,115,493
Mortgage-backed securities	704,787	4,542	(11,703)	697,626
Total bonds held-to-maturity	6,692,447	106,175	(113,449)	6,685,173
Bonds available-for-sale:
U.S. Government and agencies	30,616	501	—	31,117
States and political subdivisions	416,425	3,830	(512)	419,743
Foreign governments	800	—	(23)	777
Public utilities	192,333	8,714	(1,604)	199,443
All other corporate bonds	2,784,555	35,486	(83,992)	2,736,049
Mortgage-backed securities	458,553	2,966	(10,660)	450,859
Total bonds available-for-sale	3,883,282	51,497	(96,791)	3,837,988
Total debt securities	10,575,729	157,672	(210,240)	10,523,161
Marketable equity securities
Preferred stock	87,422	1,742	(10,279)	78,885
Common stock	866,371	375,402	(46,791)	1,194,982
Total marketable equity securities	953,793	377,144	(57,070)	1,273,867
Total investments in securities	$ 11,529,522	$ 534,816	$ (267,310)	$ 11,797,028

Debt Securities

The amortized cost and estimated fair value, by contractual maturity, of debt securities at December 31, 2008, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$ 335,885	$ 334,044	$ 154,877	$ 153,727
Due after one year through five years	2,880,344	2,674,238	1,359,792	1,237,037
Due after five years through ten years	2,722,138	2,436,099	2,012,462	1,733,270
Due after ten years	737,619	700,052	722,153	689,786
	6,675,986	6,144,433	4,249,284	3,813,820
Without single maturity date	5,851	4,270	10,276	7,017
	6,681,837	6,148,703	4,259,560	3,820,837

Available-for-sale securities are sold throughout the year for various reasons. Proceeds from the disposals of these securities, with the gains and losses realized, are shown below (in thousands).

	2008	2007	2006
Proceeds from sales of available-for-sale securities	$ 118,905	$ 166,493	$ 425,033
Gross gains realized	22,478	34,033	73,541
Gross losses realized	30,388	2,069	8,040

In 2008, securities with an amortized cost of $91,418,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $67,383,000 was established at the time of the transfer.
In 2007, securities with an amortized cost of $27,239,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $98,000 was established at the time of the transfer.
In 2006, securities with an amortized cost of $69,631,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $6,822,000 was established at the time of the transfer.
All gains and losses were determined using specific identification of the securities sold.
In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $53,941,000 at December 31, 2008, on deposit with appropriate regulatory authorities.

Unrealized gains and losses on securities

Unrealized gains (losses) on marketable equity securities and bonds available-for-sale, presented in the stockholders’ equity section of the consolidated statements of financial position, are net of deferred tax liabilities or (assets) of ($93,714,000), $84,029,000, and $101,114,000 for 2008, 2007, and 2006, respectively.

The change in the net unrealized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):

	2008	2007	2006
Bonds available-for-sale	$ (393,429)	$ (4,443)	$ (38,062)
Preferred stocks	(3,359)	(9,544)	150
Common stocks	(295,988)	11,161	70,520
Amortization of deferred policy acquisition costs	164,937	3,080	13,675
	(527,839)	254	46,283
(Provision) benefit for federal income taxes	185,273	(130)	(16,189)
	$ (342,566)	$ 124	$ 30,094
Change in unrealized gains of investments
attributable to participating policyholders’ interest	10,738	144	(1,159)
Total	$ (331,828)	$ 268	$ 28,935

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2008, are summarized as follows (in thousands):

December 31, 2008	Less than 12 months		12 months or more		Total
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Debt securities
Bonds held-to-maturity:
U.S. Government and agencies	$ 3	$ 3,181	$ —	$ —	$ 3	$ 3,181
States and political subdivisions	1,571	21,104	40	383	1,611	21,487
Public utilities	13,951	249,289	11,926	67,505	25,877	316,794
All other corporate bonds	267,069	2,443,246	240,508	860,680	507,577	3,303,926
Other	4,932	25,197	—	—	4,932	25,197
Mortgage-backed securities	51,899	173,371	12,478	74,270	64,377	247,641
Total held-to-maturity	339,425	2,915,388	264,952	1,002,838	604,377	3,918,226
Bonds available-for-sale:
States and political subdivisions	14,285	269,042	4,026	34,572	18,311	303,614
Foreign governments	19	107	67	723	87	830
Public utilities	5,052	80,772	4,739	46,342	9,791	127,114
All other corporate bonds	245,231	1,618,374	190,616	610,305	435,847	2,228,679
Mortgage-backed securities	9,847	111,517	7,895	46,536	17,741	158,053
Total available-for-sale	274,434	2,079,812	207,343	738,478	481,777	2,818,290
Total debt securities	613,859	4,995,200	472,295	1,741,316	1,086,154	6,736,516
Marketable equity securities:
Preferred stock	1,238	7,853	14,267	31,835	15,505	39,688
Common stock	77,791	299,512	5,279	18,493	83,070	318,005
Total marketable equity securities	79,029	307,365	19,546	50,328	98,575	357,693
Total investments in securities	$ 692,888	$ 5,302,565	$ 491,841	$ 1,791,644	$1,184,729	$ 7,094,209

December 31, 2007	Less than 12 months		12 months or more		Total
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Debt securities
Bonds held-to-maturity:
U.S. Government and agencies	$ 110	$ 110,254	$ 202	$ 38,697	$ 312	$ 148,951
States and political subdivisions	252	217,143	217	19,208	469	236,351
Public utilities	12	17,070	4,445	185,592	4,457	202,662
All other corporate bonds	12,911	262,789	83,597	2,612,728	96,508	2,875,517
Mortgage-backed securities	813	66,636	10,890	478,611	11,703	545,247
Total held-to-maturity	14,098	673,892	99,351	3,334,836	113,449	4,008,728
Bonds available-for-sale:
U.S. Government and agencies	—	8,053	—	—	—	8,053
States and political subdivisions	336	366,116	176	38,309	512	404,425
Foreign governments	—	—	23	777	23	777
Public utilities	(1,953)	4,604	3,557	129,595	1,604	134,199
All other corporate bonds	7,728	164,151	76,264	1,469,709	83,992	1,633,860
Mortgage-backed securities	185	1,381,105	10,475	338,970	10,660	1,720,075
Total available-for-sale	6,296	1,924,029	90,495	1,977,360	96,791	3,901,389
Total debt securities	20,394	2,597,921	189,846	5,312,196	210,240	7,910,117
Marketable equity securities:
Preferred stock	10,279	64,223	—	—	10,279	64,223
Common stock	46,791	472,595	—	—	46,791	472,595
Total marketable equity securities	57,070	536,818	—	—	57,070	536,818
Total investments in securities	$ 77,464	$ 3,134,739	$ 189,846	$ 5,312,196	$ 267,310	$ 8,446,935

Bonds

American National evaluates all bonds that have unrealized losses on a quarterly basis to determine if the creditworthiness of any of the bonds have deteriorated to a point that would prevent American National from realizing the full amount at maturity. For those bonds where management believes that the full amount will not be realized, an other-than-temporary impairment is recorded. On all other bonds where management does not believe there is a credit problem, American National has the ability and intent to hold these bonds until a market price recovery or maturity and, therefore, these bonds are not considered to be other-than-temporarily impaired. However, it is possible that the investee’s ability to meet future contractual obligations may be different than what the Company determined during its analysis, which may lead to a different impairment conclusion in future periods.

Marketable equity securities

American National evaluates all marketable equity securities on a quarterly basis and recognizes an other-than-temporary impairment on all of those where a market price recovery is not expected in the near term. All securities which have an unrealized loss are also evaluated for credit quality, and impairments are recognized for any securities, regardless of the length of time that they have had an unrealized loss, where management believes the carrying value will not be realized. For the remaining securities with unrealized losses, management believes the losses are temporary, and American National has the ability and intent to hold these securities until a market price recovery. However, it is possible that the investee’s ability to perform in the future may be different than what the Company determined during its analysis, which may lead to a different impairment conclusion in future periods.

Mortgage loans

In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 2008, mortgage loans have fixed rates from 5.00% to 12.00% and variable rates from 2.48% to 9.00%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 6 months to 30 years.
American National has investments in first lien mortgage loans on real estate with carried values of $1,877,053,000 and $1,540,081,000 at December 31, 2008 and 2007, respectively. Problem loans, on which valuation allowances were established, totaled $13,824,000 and $9,693,000 at December 31, 2008 and 2007, respectively. The valuation allowances on those loans totaled $1,793,000 at December 31, 2008 and $1,053,000 at December 31, 2007.

Policy loans

All of American National’s policy loans carried interest rates ranging from 3.00% to 8.00% at December 31, 2008.

Investment income and realized gains (losses)

Investment income and realized gains (losses) on investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

	Investment Income			Gains (Losses) on Investments
	2008	2007	2006	2008	2007	2006
Bonds	$ 623,356	$ 620,035	$ 610,268	$ (157,272)	$ 366	$ 3,192
Preferred stocks	5,687	4,561	3,356	(49,172)	—	(6)
Common stocks	28,977	27,002	28,641	(164,407)	23,913	62,872
Mortgage loans	118,067	103,627	104,052	—	—	—
Real estate	114,198	126,926	151,099	1,005	18,563	26,888
Other invested assets	12,123	40,994	56,386	(5,977)	(40)	53
Investment in unconsolidated affiliates	—	—	—	—	—	—
	902,408	923,145	953,802	(375,823)	42,802	92,999
Investment expenses	(106,231)	(110,176)	(117,785)	—	—	—
Decrease (increase) in valuation allowances	—	—	—	(3,886)	(1,775)	7,257
	$ 796,177	$ 812,969	$ 836,017	$ (379,709)	$ 41,027	$ 100,256

Included in the realized losses are write-downs, before federal income taxes, of available-for-sale securities due to other-than-temporary declines in the value of the securities. The write-downs, before tax, totaled $367,036,000 in 2008, $7,166,000 in 2007, and $8,667,000 in 2006.

4.     CREDIT RISK MANAGEMENT

American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

Bonds

Management believes American National’s bond portfolio is diversified and of investment grade. The bond portfolio distributed by quality rating at December 31, 2008 and 2007 is summarized at right:

	2008	2007
AAA	16%	20%
AA	10%	10%
A	40%	36%
BBB	29%	29%
BB	2%	2%
Below BB	3%	3%
	100%	100%

Common stock

American National’s stock portfolio by market sector distribution at December 31 is summarized as follows:

	2008	2007
Consumer goods	20%	19%
Financials	16%	24%
Energy and utilities	13%	13%
Information technology	13%	13%
Health care	13%	11%
Mutual funds	10%	6%
Industrials	8%	8%
Communications	5%	3%
Materials	2%	3%
	100%	100%

Mortgage loans and investment real estate

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

	Mortgage Loans		Investment Real Estate
	2008	2007	2008	2007
Office buildings	30%	25%	18%	20%
Industrial	25%	24%	45%	43%
Shopping centers	21%	24%	23%	23%
Hotels/motels	17%	15%	2%	2%
Other	4%	3%	11%	11%
Commercial	3%	9%	1%	1%
	100%	100%	100%	100%

American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

	Mortgage Loans		Investment Real Estate
	2008	2007	2008	2007
West South Central	22%	23%	64%	60%
East North Central	22%	15%	6%	6%
South Atlantic	17%	16%	16%	17%
Pacific	13%	16%	2%	3%
Middle Atlantic	10%	11%	—	—
Mountain	5%	5%	1%	1%
New England	5%	7%	—	—
East South Central	4%	4%	10%	11%
West North Central	2%	3%	1%	2%
	100%	100%	100%	100%

5.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at December 31 are as follows (in thousands):

	2008		2007
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Bonds:
Held-to-maturity	$ 6,681,837	$ 6,148,703	$ 6,692,447	$ 6,685,173
Available-for-sale	3,820,837	3,820,837	3,837,988	3,837,988
Preferred stock	48,822	48,822	78,885	78,885
Common stock	853,530	853,530	1,194,982	1,194,982
Options	6,157	6,157	23,071	23,071
Mortgage loans on real estate	1,877,053	1,891,895	1,540,081	1,549,488
Policy loans	354,398	354,398	346,002	346,002
Short-term investments	295,170	295,170	698,262	698,262
Financial liabilities
Investment contracts	6,626,561	6,626,561	5,927,300	5,927,300
Liability for embedded derivatives of equity indexed annuities	6,208	6,208	22,758	22,758
Notes payable	111,922	111,922	128,799	128,799

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1      Unadjusted quoted prices in active markets for identical assets or liabilities. American National defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2      Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3     Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

American National has analyzed the third-party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities, such as available trade, bid, cash flow, and loan performance data are market observable.
Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internally priced securities, primarily consisting of certain private placement debt, are classified as Level 3. The pricing of certain private placement debt includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread.
Some assets and liabilities do not fit the hierarchical model for determining fair value. For policy loans, the carrying amount approximates their fair value, because the policy loans cannot be separated from the policy contract. The fair value of investment contract liabilities is determined in accordance with GAAP rules on insurance products and is estimated using a discounted cash flow model, assuming the companies’ current interest rates on new products. The carrying value for these contracts approximates their fair value. The carrying amount for notes payable approximates their fair value.

The following table provides quantitative disclosures regarding the fair value hierarchy measurements of our financial assets and liabilities at December 31, 2008 (in thousands):

		Fair Value Measurement at December 31, 2008
	Fair Value at December 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
FINANCIAL ASSETS:
Bonds	$ 9,969,539	$ —	$ 9,900,796	$ 68,743
Preferred stocks	48,822	33,366	—	15,456
Common stocks	853,530	853,530	—	—
Options	6,157	—	—	6,157
Short-term investments	295,170	—	295,170	—
Mortgage loans	1,891,895	—	1,891,895	—
Total	$ 13,065,113	$ 886,896	$ 12,087,861	$ 90,356
FINANCIAL LIABILITIES:
Liability for embedded derivatives of equity indexed annuities	$ 6,208	—	—	$ 6,208

For assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period, a reconciliation of the beginning and ending balances, is as follows (in thousands):

Fair Value Measurements Using Significant Unobservable Inputs
Level 3 Totals
Beginning balance	$ 98,519
Net losses included in other comprehensive income (loss)	(30,658)
Net fair value change for derivatives included in net income (loss)	(11,932)
Purchases, sales, and settlements of derivatives (net)	11,568
Transfers in (out) of Level 3	16,651
Ending balance	$ 84,148

The unrealized losses for the year ended December 31, 2008 of Level 3 assets were $30,658,000. There were no unrealized gains in Level 3 assets at December 31, 2008.

The following table lists each major category of assets and liabilities measured at fair value on a nonrecurring basis during the period (in thousands):

	Fair Value at December 31, 2008	Level 1	Level 2	Level 3
Bonds held-to-maturity	$ 24,035	$ —	$ 24,035	$ —
Mortgage loans	3,743	—	3,743	—
Total	$ 27,778	$ —	$ 27,778	$—

Certain assets and liabilities are measured at fair value on a non-recurring basis. The assets subject to non-recurring fair value adjustment usually result from application of lower of cost or fair value accounting or recognition of other-than-temporary-impairment of assets.

As of December, 31 2008 American National impaired bonds held-to-maturity that were initially measured at cost and were written down to fair value as a result of impairment. These assets were transferred to available-for-sale bonds and were measured at fair value of $24 million on a non-recurring basis. American National also recorded non-recurring fair value adjustments of $3.7 million to mortgage loans that were deemed impaired. Both of these instruments were classified in Level 2, based on the observable inputs.

6.     DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 2008, 2007, and 2006 are summarized as follows (in thousands):

	Life and Annuity	Accident and Health	Property and Casualty	Total
Balance at December 31, 2005	$ 975,193	$ 91,796	$ 115,724	$ 1,182,713
Additions	151,023	16,799	243,319	411,141
Amortization	(158,848)	(22,929)	(237,865)	(419,642)
Effect of change in unrealized gains on available-for-sale securities	13,675	—	—	13,675
Net change	5,850	(6,130)	5,454	5,174
Foreign exchange effect	(8)	—	—	(8)
Balance at December 31, 2006	$ 981,035	$ 85,666	$ 121,178	$ 1,187,879
Additions	216,660	18,735	232,138	467,533
Amortization	(156,017)	(24,508)	(224,499)	(405,024)
Effect of change in unrealized gains on available-for-sale securities	3,080	—	—	3,080
Net change	63,723	(5,773)	7,639	65,589
Acquisitions	(2,170)	—	—	(2,170)
Foreign exchange effect	(13)	—	—	(13)
Balance at December 31, 2007	$ 1,042,575	$ 79,893	$ 128,817	$ 1,251,285
Additions	225,575	22,762	243,005	491,342
Amortization	(162,884)	(27,785)	(233,336)	(424,005)
Effect of change in unrealized gains on available-for-sale securities	164,937	—	—	164,937
Net change	227,628	(5,023)	9,669	232,274
Acquisitions	(729)	—	—	(729)
Foreign exchange effect	(166)	—	—	(166)
Balance at December 31, 2008	$ 1,269,308	$ 74,870	$ 138,486	$ 1,482,664
2008 premiums	$ 415,586	$ 290,883	$ 1,182,026	$ 1,888,495
2007 premiums	$ 538,641	$ 283,765	$ 1,177,217	$ 1,999,623
2006 premiums	$ 440,049	$ 303,285	$ 1,234,300	$ 1,977,634

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.
Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.

Prior to its sale (see note 17), acquisition costs for American National’s Mexican subsidiary were maintained in their functional currency of Mexican pesos, and translated into U.S. dollars for reporting purposes. Part of the change in deferred acquisition cost balance was due to differences in the exchange rate applied to the balance from period to period. The entire amount of this difference was reported in the shareholders’ equity section of the consolidated statement of financial position.

7.     LIABILITY FOR FUTURE POLICY BENEFITS AND
POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.
Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses, less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 8%.
Future policy benefit liabilities for acquired participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends. Participating business represented approximately 9% of American National’s life insurance in force at December 31, 2008.
Future policy benefit liabilities for individual fixed annuities after annuitization are equal to the present value of expected future payments. The interest rate used in establishing such liabilities is 5% for all policies in force.
Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 7.5%.
Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.
Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in the liability for policy and contract claims and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based on American National’s historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.
Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.
Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2.1% to 6.5% (some annuities also offer a first-year bonus ranging from 1% to 8%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

8.     LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health and property and casualty unpaid claims and claim adjustment expenses is summarized as shown below (in thousands):

	2008	2007	2006
Balance at January 1	$ 1,256,698	$ 1,308,603	$ 1,359,452
Less reinsurance recoverables	363,140	421,737	454,872
Net beginning balance	893,558	886,866	904,580
Incurred related to:
Current year	1,158,452	1,073,249	1,085,736
Prior years	(43,045)	(93,524)	(29,238)
Total incurred	1,115,407	979,725	1,056,498
Paid related to:
Current year	709,705	636,234	645,777
Prior years	366,680	336,799	428,435
Total paid	1,076,385	973,033	1,074,212
Net balance at December 31	932,580	893,558	886,866
Plus reinsurance recoverables	377,692	363,140	421,737
Balance at December 31	$ 1,310,272	$ 1,256,698	$ 1,308,603

The balances at December 31 are included in policy and contract claims in the consolidated statements of financial position.
Estimates for ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years decreased by approximately $43,000,000 in 2008 and $94,000,000 in 2007 as a result of re-estimation of unpaid losses and loss adjustment expenses. These changes were generally the result of ongoing analysis of loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

9.     REINSURANCE

As is customary in the insurance industry, American National reinsures portions of certain insurance policies written, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $2,325,000.
For property and casualty, American National retains the first $1 million of loss per risk, reinsurance then covers the next $5 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $15 million, and excess casualty clash coverage is maintained to cover losses up to $50 million. Corporate catastrophe coverage is also in place for up to a $500 million event.
American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were to be unable to meet their obligations under any reinsurance treaties.
To minimize its exposure to significant losses from reinsurer insolvencies, American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 2008, amounts recoverable from reinsurers with a carrying value of $33,271,997 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. American National holds collateral related to these reinsurers totaling $30,033,333. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 90 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

American National had amounts receivable from reinsurers totaling $482,846,000 at December 31, 2008. None of the total amount receivable is the subject of litigation or is in dispute with the reinsurers involved. Management believes that any dispute that may arise would not have a material impact on American National’s consolidated financial position.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

	2008	2007	2006
Direct premiums	$ 2,117,400	$ 2,134,669	$ 2,117,722
Reinsurance premiums assumed from other companies	215,189	176,357	198,116
Reinsurance premiums ceded to other companies	(444,094)	(302,650)	(329,108)
Net premiums	$ 1,888,495	$ 2,008,376	$ 1,986,730
Reinsurance recoveries	$ 301,397	$ 198,553	$ 591,731

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

	2008	2007	2006
Direct life insurance in force	$ 68,820,212	$ 67,604,695	$ 65,008,408
Reinsurance risks assumed from other companies	1,050,645	1,078,371	982,412
Total life insurance in force	69,870,857	68,683,066	65,990,820
Reinsurance risks ceded to other companies	(31,241,255)	(29,635,648)	(26,557,877)
Net life insurance in force	$ 38,629,602	$ 39,047,418	$ 39,432,943

10.     NOTES PAYABLE

At December 31, 2008, American National’s real estate holding companies were partners in affiliates that had notes payable to third-party lenders totaling $111,922,000. These notes have interest rates ranging from 5.15% to 8.07% and maturities from 2010 to 2014. Each of these notes are secured by the real estate owned through the respective affiliated entity, and American National’s liability for these notes are limited to the amount of its investment in the respective affiliate, which totaled $13,226,000 at December 31, 2008.

11.     FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

2008			2007		2006
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax on pre-tax income	$(105,021)	(35.0)%	$ 121,536	35.0%	141,850	35.0%
Tax-exempt investment income	(8,791)	(2.9)	(6,360)	(1.8)	(5,187)	(1.3)
Dividend exclusion	(12,028)	(4.0)	(6,589)	(1.9)	(7,028)	(1.7)
Miscellaneous tax credits, net	(5,835)	(1.9)	(3,862)	(1.1)	(2,284)	(0.5)
Foreign operations	—	—	1,735	0.5	1,967	0.5
Other items, net	9,645	3.1	(597)	(0.2)	521	0.1
	$ (122,030)	(40.7)%	$ 105,863	30.5%	$ 129,839	32.1%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2008 and December 31, 2007 are as follows (in thousands):

	2008	2007
DEFERRED TAX ASSETS
Marketable securities, principally due to net unrealized losses (gains)	$ 146,191	$ (96,441)
Marketable securities, principally due to impairment losses	138,487	25,661
Investment in real estate and other invested assets, principally due to
investment valuation allowances	1,279	9,614
Policyholder funds, principally due to policy reserve discount	187,277	190,778
Policyholder funds, principally due to unearned premium reserve	30,716	31,066
Non-qualified pension	27,630	25,693
Participating policyholders’ surplus	28,615	32,198
Pension .	36,968	18,127
Commissions and other expenses	24,395	15,850
Other assets .	8,518	3,306
Net deferred tax assets	$ 630,076	$ 255,852
DEFERRED TAX LIABILITIES
Investment in bonds, principally due to accrual of discount on bonds	(18,221)	(13,395)
Deferred policy acquisition costs, due to difference between GAAP
and tax amortization methods	(410,970)	(332,328)
Property, plant and equipment, principally due to difference between
GAAP and tax depreciation method	(5,377)	(6,233)
Net deferred tax liabilities	(434,568)	(351,956)
Total deferred tax	$ 195,508	$ (96,104)

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets and therefore no material valuation allowance is necessary.

In accordance with FIN No. 48, “Accounting for Uncertainty in Income Taxes”, American National maintains a reserve for unrecognized tax benefits. The reserve is included with the “Other liabilities” in the Consolidated Statements of Financial Position. The change in the reserve during the year is as follows (in thousands):

2008
UNRECOGNIZED TAX POSITIONS
Balance at beginning of year	$ 4,618
Tax positions related to prior years	—
Current year tax positions	—
Settlements during the year	(3,564)
Lapse in statute of limitations	—
Balance at end of year	$ 1,054

American National recognizes penalties and interest as appropriate related to uncertain tax positions, however no such provisions have been recognized on the unrecognized tax positions.

Within the next twelve months, the reserve for unrecognized tax benefits is expected to decrease by approximately $1,054,000 due to settlements, and will have no impact on the company’s effective tax rate. However, management believes that it is possible that certain tax benefits could be recognized within the next twelve months that would decrease the company’s effective tax rate. The amount of such tax benefits is undeterminable at this time but would be immaterial to the company’s financial position.
The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2002 to 2007 has either been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld.

Federal income taxes totaling approximately $14,572,000, $101,333,000, and $126,494,000 were paid to the Internal Revenue Service in 2008, 2007 and 2006, respectively.

12.     Components of Comprehensive Income (LOSS)

The items included in comprehensive income (loss), other than net income (loss), are unrealized gains and losses on available-for-sale securities (net of deferred acquisition costs), foreign exchange adjustments and pension liability adjustments. The details on the unrealized gains and losses included in comprehensive income (loss), and the related tax effects thereon, are as follows (in thousands):

	Before Federal Income Tax	Federal Income Tax Expense	Net of Federal Income Tax
December 31, 2008
Unrealized losses	$ (138,311)	$ (48,409)	$ (89,902)
Less reclassification adjustment for net losses realized in net income	(372,194)	(130,268)	(241,926)
Net unrealized loss component of comprehensive income	$ (510,505)	$ (178,677)	$ (331,828)
December 31, 2007
Unrealized losses	$ (20,082)	$ (7,029)	$ (13,053)
Less reclassification adjustment for net gains realized in net income	20,494	7,173	13,321
Net unrealized gain component of comprehensive income	$ 412	$ 144	$ 268
December 31, 2006
Unrealized losses	$ (21,145)	$ (7,401)	$ (13,744)
Less reclassification adjustment for net gains realized in net income	65,660	22,981	42,679
Net unrealized gain component of comprehensive income	$ 44,515	$ 15,580	$ 28,935

13.     STOCKHOLDERS’ EQUITY AND MINORITY INTERESTS

Common Stock

American National has only one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at December 31, were as follows:

	2008	2007	2006
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	4,013,616	4,099,617	4,105,617
Restricted shares	339,001	253,000	247,000
Unrestricted outstanding shares	26,479,832	26,479,832	26,479,832

Stock-Based Compensation

American National has one stock-based compensation plan. Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year.
The plan provides for the award of Restricted Stock. Restricted Stock Awards entitle the participant to full dividend and voting rights. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. Six awards of restricted stock have been granted, with a total of 234,000 shares granted at an exercise price of zero. These awards result in compensation expense to American National over the vesting period. The amount of compensation expense recorded was $2,694,000 in 2008, $2,000,000 in 2007, and $1,948,000 in 2006.

The plan provides for the award of Stock Appreciation Rights (SAR). The SAR’s give the holder the right to compensation based on the difference between the price of a share of stock on the grant date and the price on the exercise date. The SARs vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the average of the high and low price on the last trading day of the period to calculate the fair value and compensation expense for SARs. The fair value of the SARs was $16,000 and $1,874,000 at December 31, 2008 and 2007, respectively. Compensation expense or (income) was recorded totaling ($1,777,000), $1,376,000, and $560,000 for the years ended December 31, 2008, 2007, and 2006, respectively.
SAR and Restricted Stock (RS) information for 2008, 2007 and 2006 follows:

	SAR Shares	SAR Weighted-Average Price per Share	RS Shares	RS Weighted-Average Price per Share
Outstanding at December 31, 2005	157,375	$94.04	247,000	$4.51
Granted	2,500	119.25	—	—
Exercised	(22,713)	90.18	—	—
Canceled	(4,463)	97.81	—	—
Outstanding at December 31, 2006	132,699	$95.05	247,000	$4.51
Granted	4,500	130.52	6,000	—
Exercised	(34,795)	91.36	—	—
Canceled	(5,680)	98.20	—	—
Outstanding at December 31, 2007	96,724	$97.84	253,000	$4.40
Granted	96,917	115.92	86,001	—
Exercised	(4,109)	81.30	—	—
Canceled	—	—	—	—
Outstanding at December 31, 2008	189,532	$107.44	339,001	$3.28

The weighted-average contractual remaining life for the 189,532 SAR shares outstanding as of December 31, 2008, is 7.6 years. The weighted-average exercise price for these shares is $107.44 per share. Of the shares outstanding, 55,018 are exercisable at a weighted-average exercise price of $94.79 per share.
The weighted-average contractual remaining life for the 339,001 Restricted Stock shares outstanding as of December 31, 2008, is 5.6 years. The weighted-average exercise price for these shares is $3.28 per share. None of the shares outstanding was exercisable.

Earnings (LOSS) Per Share

Basic earnings per share was calculated using a weighted average number of shares outstanding of 26,479,832. The Restricted Stock resulted in diluted earnings per share as follows for years 2007 and 2006. Due to the net losses incurred in 2008, diluted earnings per share are equal to basic earnings per share.

	2008	2007	2006
Unrestricted shares outstanding	26,479,832	26,479,832	26,479,832
Incremental shares from restricted stock	137,625	158,387	132,632
Total shares for diluted calculations	26,617,457	26,638,219	26,612,464
Diluted earnings (losses) per share	$ (5.82)	$ 9.04	$ 10.27

Dividends

American National’s payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, non-cumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders’ equity, as determined on a GAAP basis over that determined on a statutory basis. At December 31, 2008 American National’s statutory capital and surplus was $1,804,712,000.
Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National’s insurance subsidiaries.
At December 31, 2008, approximately $1,297,226,000 of American National’s consolidated stockholders’ equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

Minority Interests

American National County Mutual Insurance Company (County Mutual) is a mutual insurance company that is owned by its policyholders. However, the company has a management agreement, which effectively gives complete control of County Mutual to American National. As a result, County Mutual is included in the consolidated financial statements. The interest that the policyholders of County Mutual have in the financial position of County Mutual is reflected as a minority interest totaling $6,750,000 at December 31, 2008 and 2007.

American National’s subsidiary, ANTAC, Inc., is a partner in various joint ventures. ANTAC exercises significant control or ownership of these joint ventures, resulting in their consolidation into the American National consolidated financial statements. As a result of the consolidation, the interest of the other partners of the joint ventures is shown as a minority interest. Minority interests were a net liability of $1,627,000 and a net asset of $2,211,000 in 2008 and 2007, respectively.

14.     SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business into five operating segments:

•     The Life segment markets whole, term, universal and variable life insurance on a national basis primarily through employee and multiple line agents, direct marketing channels and independent third-party marketing organizations.

•     The Annuity segment develops, sells and supports fixed, equity-indexed, and variable annuity products. These products are primarily sold through independent agents and brokers, but are also sold through financial institutions and multiple line agents.

•     The Health segment’s primary lines of business are Medicare Supplement, medical expense, employer medical stop loss, true group, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and Managing General Underwriters.

•     The Property and Casualty segment writes auto, homeowners, agribusiness and credit-related property insurance. These products are primarily sold through multiple line agents and independent agents.

•     The Corporate and Other business segment consists of net investment income on the capital not allocated to the insurance lines and the operations of non-insurance lines of business. This segment also provides mutual fund products.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Many of the principal factors that drive the profitability of each operating segment are separate and distinct. All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Income and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•     Net investment income from fixed income assets (bonds and mortgage loans) is allocated based on the funds generated by each line of business at the average yield available from these fixed income assets at the time such funds become available.

•     Net investment income from all other assets is allocated to the operating segments in accordance with the amount of equity invested in each segment, with the remainder going to Corporate and Other.

•     Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

•     Realized gains or losses on investments are allocated to Corporate and Other.

•     Equity in earnings of unconsolidated affiliates are allocated to Corporate and Other.

•     Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to Corporate and Other.

Segment operating income provides pertinent and advantageous information to investors, as it represents the basis on which American National’s business performance is internally assessed by its chief operating decision makers. During the third quarter of 2008, the chief operating decision makers redefined the segment reporting structure to better align it with their current processes for assessing business performance and allocating resources. In previous financial reporting periods, operating segments were aggregated based on marketing distribution channels. In accordance with the performance measurements used by the chief operating decision makers, the segment reporting has been reorganized into five operating segments according to the type of insurance products sold or services rendered. The segment reporting for prior periods has been restated to reflect the change in business segments.

The following tables summarizes American National’s key financial measures used by the chief operating decision makers, including operating results and allocation of assets as of and for the years ended December 31, 2008, 2007 and 2006 (in thousands):

2008	Life	Annuity	Health	Property and Casualty	Corporate and Other	TOTAL
Premiums and other revenues:
Premiums	$ 299,338	$ 116,248	$ 290,883	$ 1,182,026	$ —	$ 1,888,495
Other policy revenues	154,984	19,915	—	—	—	174,899
Net investment income	226,643	374,023	16,566	69,348	109,597	796,177
Other income	3,767	(5,718)	13,252	8,973	18,505	38,779
Total operating revenues	684,732	504,468	320,701	1,260,347	128,102	2,898,350
Realized gains (losses) on investments	—	—	—	—	(379,709)	(379,709)
Total revenues	684,732	504,468	320,701	1,260,347	(251,607)	2,518,641
Benefits, losses and expenses:
Policy benefits	296,078	142,867	223,055	939,854	—	1,601,854
Interest credited to policy account balances	62,221	237,612	—	—	—	299,833
Commissions for acquiring and servicing policies	126,813	79,213	43,219	226,100	—	475,345
Other operating costs and expenses	222,908	45,491	69,961	132,601	37,839	508,800
Decrease (increase) in deferred policy acquisition costs	(42,103)	(20,690)	5,023	(9,669)	—	(67,439)
Total benefits, losses and expenses	665,917	484,493	341,258	1,288,886	37,839	2,818,393
Income before other items and federal income taxes	18,815	19,975	(20,557)	(28,539)	(289,446)	(299,752)
Benefit (provision) for federal income taxes	(6,209)	(6,592)	6,784	9,418	118,629	122,030
Minority interest in income (loss) of consolidated subsidiaries	—	—	—	—	31	31
Equity in earnings of unconsolidated affiliates	—	—	—	—	4,965	4,965
Income (loss) from continuing operations	12,606	13,383	(13,773)	(19,121)	(165,821)	(172,726)
Income (loss) from discontinued operations, net of income tax	18,728	—	—	—	—	18,728
Net income (loss)	$ 31,334	$ 13,383	$ (13,773)	$ (19,121)	$ (165,821)	$ (153,998)
Selected data:
Total assets	$ 4,823,465	$ 8,265,270	$ 759,089	$ 2,248,514	$ 2,283,101	$ 18,379,439
Return on equity	4.36%	2.67%	(9.67%)	(3.95%)	(28.17%)	(13.99%)
2007	Life	Annuity	Health	Property and Casualty	Corporate and Other	TOTAL
Premiums and other revenues:
Premiums	$ 315,893	$ 222,748	$ 283,765	$ 1,177,217	$ —	$ 1,999,623
Other policy revenues	130,744	24,486	—	—	—	155,230
Net investment income	229,092	364,607	16,710	75,041	127,519	812,969
Other income	3,967	345	13,048	8,623	21,241	47,224
Total operating revenues	679,696	612,186	313,523	1,260,881	148,760	3,015,046
Realized gains (losses) on investments	—	—	—	—	41,027	41,027
Total revenues	679,696	612,186	313,523	1,260,881	189,787	3,056,073
Benefits, losses and expenses:
Policy benefits	273,750	249,878	209,840	818,230	—	1,551,698
Interest credited to policy account balances	63,289	232,605	—	—	—	295,894
Commissions for acquiring and servicing policies	141,517	58,635	39,342	217,043	—	456,537
Other operating costs and expenses	200,361	35,030	57,975	110,705	61,069	465,140
Decrease (increase) in deferred policy acquisition costs	(57,666)	(911)	5,774	(7,639)	—	(60,442)
Total benefits, losses and expenses	621,251	575,237	312,931	1,138,339	61,069	2,708,827
Income before other items and federal income taxes	58,445	36,949	592	122,542	128,718	347,246
Benefit (provision) for federal income taxes	(19,287)	(12,193)	(195)	(40,439)	(33,749)	(105,863)
Minority interest in income (loss) of consolidated subsidiaries	—	—	—	—	482	482
Equity in earnings of unconsolidated affiliates	—	—	—	—	3,866	3,866
Income (loss) from continuing operations	39,158	24,756	397	82,103	99,317	245,731
Income (loss) from discontinued operations, net of income tax	(4,958)	—	—	—	—	(4,958)
Net income (loss)	$ 34,200	$ 24,756	$ 397	$ 82,103	$ 99,317	$ 240,773
Selected data:
Total assets	$ 4,836,221	$ 7,464,512	$ 752,863	$ 2,036,372	$ 3,370,920	$18,460,888
Return on equity	6.44%	5.29%	0.28%	16.40%	5.81%	6.85%

2006	Life	Annuity	Health	Property and Casualty	Corporate and Other	TOTAL
Premiums and other revenues:
Premiums	$ 327,594	$ 112,455	$ 303,285	$ 1,234,300	$ —	$ 1,977,634
Other policy revenues	115,082	24,523	—	—	—	139,605
Net investment income	231,414	353,157	18,964	72,759	159,723	836,017
Other income	4,577	(595)	17,204	7,524	22,397	51,107
Total operating revenues	678,667	489,540	339,453	1,314,583	182,120	3,004,363
Realized gains (losses) on investments	—	—	—	—	100,256	100,256
Total revenues	678,667	489,540	339,453	1,314,583	282,376	3,104,619
Benefits, losses and expenses:
Policy benefits	280,203	135,384	216,775	881,806	—	1,514,168
Interest credited to policy account balances	66,910	230,641	—	—	—	297,551
Commissions for acquiring and servicing policies	96,612	53,966	42,097	230,616	—	423,291
Other operating costs and expenses	185,752	33,139	61,699	109,940	65,407	455,937
Decrease (increase) in deferred policy acquisition costs	4,233	3,475	6,131	(5,454)	—	8,385
Total benefits, losses and expenses	633,710	456,605	326,702	1,216,908	65,407	2,699,332
Income before other items and federal income taxes	44,957	32,935	12,751	97,675	216,969	405,287
Benefit (provision) for federal income taxes	(14,835)	(10,869)	(4,208)	(32,234)	(67,694)	(129,839)
Minority interest in income (loss) of consolidated subsidiaries	—	—	—	—	(1,300)	(1,300)
Equity in earnings of unconsolidated affiliates	—	—	—	—	4,693	4,693
Income (loss) from continuing operations	30,122	22,066	8,543	65,441	152,669	278,841
Income (loss) from discontinued operations, net of income tax	(5,610)	—	—	—	—	(5,610)
Net income (loss)	$ 24,512	$ 22,066	$ 8,543	$ 65,441	$ 152,669	$ 273,231
Selected data:
Total assets	$ 4,736,711	$ 7,210,400	$ 791,052	$ 2,064,943	$ 3,129,065	$17,932,171
Return on equity	5.10%	4.95%	5.08%	13.21%	9.92%	8.17%

15.     RETIREMENT BENEFITS

Pension Benefits

American National and its subsidiaries have one active, tax-qualified, defined-benefit pension plan and one inactive plan. The active plan has three separate programs. One of the programs is contributory and covers Career Sales & Service Division agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service.

The inactive tax-qualified defined-benefit pension plan covers employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

American National also sponsors for key executives three non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.
As discussed in note 2, effective December 31, 2006, American National adopted the recognition and disclosure provisions of FAS 158. Statement 158 requires companies to recognize the funded status of defined benefit pension and other postretirement plans as a net asset or liability on their consolidated statement of financial position. Effective with the financial statements for 2008, Statement 158 also requires companies to use a measurement date for their defined benefit plans that is the same as their fiscal year end. As a result of this requirement, American National changed its measurement date from September 30 to December 31, using the alternative method specified in Statement 158, for the one qualified plan that was not already using a December 31 date. The effect of the change was an additional periodic benefit cost of $1,770,000 (net of tax) which was charged directly to retained earnings.
Combined activity in the defined benefit pension plans was as follows (in thousands):

	2008	2007	2006
Reconciliation of benefit obligation:
Obligation at beginning of year	$ 302,657	$ 283,344	$ 277,877
Service cost benefits earned during period	12,319	9,326	9,633
Interest cost on projected benefit obligation	22,077	16,483	15,474
Participant contributions	746	730	751
Actuarial gain (loss)	6,015	8,461	(6,247)
Benefits paid	(15,031)	(15,687)	(14,144)
Obligation at end of year	$ 328,783	$ 302,657	$ 283,344
Reconciliation of fair value of plan assets:
Fair value of plan assets at beginning of year	$ 183,018	$ 167,478	$ 158,141
Actual return on plan assets	(38,552)	15,979	9,231
Employer contributions	19,689	14,580	13,499
Participant contributions	746	731	751
Benefits paid	(15,027)	(15,750)	(14,144)
Fair value of plan assets at end of year	$ 149,874	$ 183,018	$ 167,478
Funded status at end of year	$ (178,909)	$ (119,639)	$ (115,866)

Amounts recognized in the consolidated statement of financial position consist of (in thousands):

	2008	2007
Assets	$ —	$ —
Liabilities	(178,909)	(119,639)
	$ (178,909)	$ (119,639)

The components of the combined net periodic benefit cost for the defined benefit pension plans were as follows (in thousands):

	2008	2007	2006
Service cost	$ 9,974	$ 9,366	$ 9,664
Interest cost	19,003	16,483	15,474
Expected return on plan assets	(13,571)	(12,375)	(11,808)
Amortization of prior service cost	3,469	3,666	4,613
Amortization of transition obligation	—	117	47
Amortization of net gain (loss)	4,412	6,197	4,784
Net periodic benefit cost	$ 23,287	$ 23,454	$ 22,774

Amounts related to the defined benefit pension plans recognized as a component of other comprehensive income (loss) were as follows (in thousands):

	2008	2007	2006
Prior service cost	$ 3,469	$ 3,711	$ (12,973)
Net actuarial loss	(57,385)	2,215	26,045
Deferred tax benefit (expense)	18,871	(2,074)	(4,575)
Other comprehensive income (loss), net of tax	$ (35,045)	$ 3,852	$ 8,497

Amounts recognized as a component of accumulated other comprehensive income (loss) as of year end that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans are presented in the following table (in thousands). The estimated net loss and prior service cost for the plan that will be amortized from accumulated other comprehensive income into the net periodic benefit cost over the next fiscal year are $11,700,000 and $3,500,000, respectively.

	2008	2007
Prior service cost	$ (5,793)	$ (9,262)
Net actuarial loss	(100,759)	(43,374)
Deferred tax benefit	37,293	18,423
Amounts included in accumulated other comprehensive income (loss)	$ (69,259)	$ (34,213)

The assumptions used in the measurement of the company’s benefit obligation are shown in the following table (in thousands):

	Pension Benefits
	Used for Net Benefit Cost in Fiscal Year 1/1/2008 to 12/31/2008	Used for Benefit Obligations as of 12/31/2008
Discount rate	6.10%	6.17%
Rate of compensation increase	4.20%	4.20%
Long-term rate of return	7.65%	7.65%

American National’s funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $19,700,000 and $14,600,000 to the qualified retirement plan in 2008 and 2007, respectively.

American National and its affiliates expect to contribute $10,400,000 to its qualified pension plan in fiscal year 2009.

The following table shows benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

Year	Pension Benefits
2009.............................................................................	$ 17,983
2010.............................................................................	20,997
2011..............................................................................	25,024
2012.............................................................................	24,787
2013.............................................................................	28,593
2014–18.......................................................................	164,030

The pension plan asset allocations at December 31, 2008 and December 31, 2007 by asset category are as follows:

	Plan Assets at December 31,
	2008	2007
Asset category
Equity securities	33.8%	36.5%
Debt securities	47.6%	48.0%
Other	18.6%	15.5%
Total	100.0%	100.0%

The investment policy for the qualified retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash from zero to 15%, debt securities from 40% to 80% and equity securities from 20% to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment is allowed to be more than 5% of the total invested assets.
The overall expected long-term rate of return on assets assumption is based upon a building-block method, whereby the expected rate of return on each asset class is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). All three components are based primarily on historical data.
While the precise expected return derived using the above approach will fluctuate somewhat from year to year, American National’s policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

Postretirement Life and Health Benefits

American National and its subsidiaries provide certain health and/or dental benefits to retirees. Participation in these plans is limited to current retirees and their dependents who met certain age and length of service requirements. No new participants will be added to these plans in the future.
The primary retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with the company’s contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.
The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $5,200,000 and $6,000,000 at December 31, 2008 and 2007, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation.

Under American National and its subsidiaries’ various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

Savings Plans

In addition to the defined benefit pension plans, American National sponsors one defined contribution plan for all employees excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (401(k) plan) allows employees to contribute up to the maximum allowable amount as determined by the Internal Revenue Service. American National does not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $2,800,000 for 2008, $2,700,000 for 2007 and $2,800,000 for 2006.

16.     COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2008, were approximately $3,844,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 2008, to purchase, expand or improve real estate, to fund mortgage loans, and to purchase other invested assets aggregating $203,710,000, of which $182,463,000 is expected to be funded in 2009. The remaining balance of $21,247,000 will be funded in 2010 and beyond. As of December 31, 2008, all of the mortgage loan commitments have interest rates that are fixed.

Guarantees

In the normal course of business, American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loan. However, since the cash value of the life insurance policies always equals or exceeds the balance of the loans, management does not foresee any loss on the guarantees. The total amount of the guarantees outstanding as of December 31, 2008, was approximately $206,513,000, while the total cash values of the related life insurance policies was approximately $212,028,000.

Litigation

American National is the defendant in a class action lawsuit which contends that American National allegedly failed to refund credit life and disability insurance premiums to persons who paid the underlying indebtedness prior to the insured loan’s maturity. A settlement class has been certified. Additionally, American National has reached a settlement with the State of Texas in a similar action regarding this situation. American National has reserved $27 million for settlement of these cases, including payment of attorneys’ fees, and believes that any additional amounts that may be necessary will not be material to the consolidated financial statements.
American National is a defendant in a lawsuit related to the defection of another company’s insurance agents. The jury reached a verdict adverse to American National, and the court reduced the amount of such verdict to approximately $7.6 million. Post-trial motions are being filed, with appeal to be taken thereafter. American National has accrued an appropriate amount for resolution of this case, including attorneys’ fees, and believes that any additional amounts that may be necessary will not be material to the consolidated financial statements.
American National is a defendant in a lawsuit which proposes to certify one or more classes of persons who contend that American National allegedly violated various provisions of the California Labor Code, engaged in unfair business practices, fraud and deceit, conversion, and negligent misrepresentation with respect to certain of its sales agents. The plaintiff has posited that she may seek a nationwide class for alleged violations of the Federal Fair Labor Standards Act at some point in the future. Currently, the plaintiff seeks statutory penalties, restitution, interest, penalties, attorneys’ fees, punitive damages and injunctive relief in an unspecified amount. American National believes that it has meritorious defenses; however, no determination can be made at this time as to the probability of any recovery against American National.
American National and subsidiaries are also defendants in various other lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies’ consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions.

Based on information currently available, management also believes that amounts ultimately paid, if any, arising from these cases would not have a material effect on the company’s consolidated results of operations and financial position. However, it should be noted that the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continue to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial results.

17.     DISCONTINUED OPERATIONS

On December 4, 2008, our life insurance business in Mexico, American National de México, Compañía de Seguros de Vida, S.A. de C.V., along with non-insurance affiliates Servicios de Administracíon American National S.A. de C.V. and American National Promotora de Ventas S.A. de C.V. were sold to a third-party for approximately $2,400,000. Accordingly, the business is accounted for as a discontinued operation within the life operating segment, and its results of operations, financial position and cash flows are separately reported for all periods presented.
Assets sold at the closing date included $8,400,000 of invested assets, $700,000 of deferred policy acquisition costs, and $500,000 of other assets. The liabilities sold at the closing date included $5,900,000 of reserves, $400,000 of policy account balances, and $500,000 of other liabilities.

The Mexico operation reported $3,330,000 in pretax losses for 2008. The sale resulted in a loss from discontinued operations of $1,890,000 before taxes. As part of the sale, a $22,059,000 income tax benefit was reported in 2008 because the tax basis of the investment in American National de México exceeded the financial statement carrying value.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON
SUPPLEMENTARY INFORMATION

To the Stockholders and Board of Directors

American National Insurance Company:

Under date of March 30, 2009, we reported on the (consolidated) statements of financial condition of American National Insurance Company Sample Company and subsidiaries as of December 31, 2008 and 2007, and the related (consolidated) statements of income, stockholders’ equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2008, which are included in the prospectus. In connection with our audits of the aforementioned (consolidated) financial statements, we also audited the related (consolidated) financial statement schedules I through V in the registration statement. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.
In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

KPMG LLP

Houston, Texas
April 30, 2009

American National Insurance Company
(Parent Company Only)

Condensed Financial Information of Sponsor
(in thousands)

SCHEDULE II - CONDENSED STATEMENT OF INCOME

For the year ended December 31,	2008	2007	2006
REVENUES			
Premium and Policy Revenue	$ 691,885	$ 790,666	$ 675,251
Net Investment Income	643,855	641,951	638,870
Net Realized Investment gains (losses)	(143,239)	1,476	10,889
Other Revenues	6,576	11,840	15,097
Total Revenues	1,199,077	1,445,933	1,340,107
EXPENSES			
Benefits	471,590	556,543	457,456
Operating Costs & Other Expenses	771,899	704,339	703,967
Total Expenses	1,243,489	1,260,882	1,161,423
Income (loss) from continuing operations before federal income tax, and equity in earnings of unconsilidated affiliates	(44,412)	185,051	178,684
Income tax expense (benefit)	(30,820)	68,612	67,689
Equity in net income (loss) of subsidiaries	(159,134)	129,292	167,846
Income (loss) from continuing operations	(172,726)	245,731	278,841
Income (loss) from discontinued operations	18,728	(4,958)	(5,610)
Net income (loss)	$ (153,998)	$ 240,773	$ 273,231

American National Insurance Company
(Parent Company Only)

Condensed Financial Information of Sponsor
(in thousands)

SCHEDULE II - CONDENSED STATEMENT OF FINANCIAL POSITION

For the year ended December 31,		2008		2007
ASSETS				
Fixed Maturities	$	7,449,385	$	7,419,242
Equity Securities		71,925		108,319
Mortgage Loans on Real Estate		1,915,801		1,578,164
Other Invested Assets		1,681,122		1,963,657
Investment in Subsidiaries		1,470,589		1,752,785
Deferred Policy Acquisition Costs		1,175,427		959,572
Other Assets		1,266,726		1,515,479
Total assets		15,030,975		15,297,218
LIABILITIES				
Policyowner Funds		2,577,472		2,523,718
Policy Account Balances		7,690,775		7,039,341
Separate Account Liabilities		561,021		781,160
Other Liabilities		1,067,851		1,216,215
Total Liabilities		11,897,119		11,560,434
SHAREHOLDERS EQUITY				
Capital Stock		30,832		30,832
Additional Paid-In Capital		7,552		6,080
Other Accumulated Comprehensive Income (Loss)		(221,148)		145,972
Retained Earnings		3,414,946		3,653,365
Less: Treasury Stock at Cost		(98,326)		(99,465)
Total Stockholders' Equity		3,133,856		3,736,784
Total Liabilities and Stockholders' Equity	$	15,030,975	$	15,297,218

American National Insurance Company
(Parent Company Only)

Condensed Financial Information of Sponsor
(in thousands)

SCHEDULE II - CONDENSED STATEMENT OF CASH FLOWS

For the year ended December 31,	2008	2007	2006
OPERATING ACTIVITIES			
Net income (loss)	$ (153,998)	$ 240,773	$ 273,231
Adjustments to reconcile net income to net cash provided by operating activities:			
Realized loss (gain) on investments	143,239	(1,476)	(10,889)
Amortization of discounts and premiums on bonds	10,345	11,153	11,312
Capitalized interest on policy loans and mortgage loans	5,896	190	7,231
Depreciation	16,885	18,176	22,286
Interest credited to policy account balances	272,700	267,228	269,135
Charges to policy account balances	(165,354)	(145,386)	(130,312)
Deferred federal income tax (benefit) expense	(87,389)	25,539	10,584
Deferral of policy acquisition costs	(437,287)	(270,904)	(218,020)
Amortization of deferred policy acquisition costs	221,432	209,934	208,852
Equity in earnings of unconsolidated affiliates	210,114	(164,100)	(223,350)
Changes in:			
Policyholder fund liabilities	49,821	121,284	8,920
Reinsurance ceded receivable	(26,654)	6,270	20,294
Premiums due and other receivables	20,454	(21,522)	65,602
Accrued investment income	(878)	(6,969)	8,590
Current federal income tax (asset) liability	(94,955)	1,340	13,075
Liability for retirement benefits	52,263	900	24,267
Prepaid Reinsurance Premiums	6,682	6,203	12,793
Other, net	(21,103)	67,015	(24,768)
Net cash provided by (used in) operating activities	22,213	365,648	348,833
INVESTING ACTIVITIES			
Proceeds from sales of:			
Bonds	14,654	283,085	126,611
Stocks	55,084	4,934	246
Real estate	-	31,810	56,120
Mortgage loans	-	-	-
Other invested assets	188,493	80,213	221,545
Proceeds from maturity of:			
Bonds	624,288	453,765	528,293
Principal payments received on:	-	-	-
Mortgage loans	145,214	234,165	158,028
Policy loans	9,203	9,217	6,101
Purchases of:			
Bonds	(1,118,416)	(908,103)	(256,884)
Stocks	(47,002)	(13,736)	(5,349)
Real estate	(15,657)	(22,686)	(10,758)
Mortgage loans	(478,429)	(368,223)	(310,778)
Policy loans	(18,165)	(16,363)	(14,432)
Other invested assets	(216,468)	(118,365)	(119,645)
Decrease (increase) in short term investments, net	294,048	(17,032)	(531,157)
Decrease (increase) in investment in unconsolidated affiliates	72,082	56,168	24,531
Increase (decrease) in property & equipment, net	(10,462)	(3,000)	(4,669)
Net cash provided by (used in) investing activities	(501,533)	(314,151)	(132,197)
FINANCING ACTIVITIES			
Policyholders' deposits to policy account balances	1,931,709	1,164,863	1,028,328
Policyholders' withdrawals from policy account balances	(1,385,625)	(1,163,120)	(1,123,691)
Dividends to stockholders	(82,651)	(81,531)	(80,448)
Net cash provided by (used in) financing activities	463,433	(79,788)	(175,811)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$ (15,887)	$ (28,291)	$ 40,825
Cash:			
Beginning of the year	$ 7,908	$ 36,199	$ (4,626)
End of the year	$ (7,979)	$ 7,908	$ 36,199

American National Insurance Company and Subsidiaries

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
(IN THOUSANDS)

Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I	Column J	Column K
Segment	Deferred Policy Acquisition Cost	Future Policy Benefits, Losses, Claims and Loss Expenses	Unearned Premiums	Other Policy Claims and Benefits Payable	Premium Revenue	Net Investment Income (a)	Benefits, Claims, Losses and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses (b)	Premiums Written
2008										
Corporate & Other	--	--	--	--	--	109,597	--	--	37,839	--
Life	712,234	3,763,207	111,846	220,691	299,338	226,643	251,992	86,956	220,662	--
Annuities	557,061	7,631,985	13	52,126	116,248	374,023	157,102	75,826	28,188	--
Health	74,887	97,020	93,956	439,621	290,883	16,566	220,848	27,785	90,418	--
Property & Casualty	138,482	--	816,249	776,562	1,182,026	69,348	939,854	233,336	115,696	1,184,686
Total	1,482,664	11,492,212	1,022,064	1,489,000	1,888,495	796,177	1,569,796	423,903	492,803	1,184,686
2007										
Corporate & Other	--	--	--	--	--	127,519	--	198	60,871	--
Life	641,780	3,762,745	122,052	233,691	315,893	229,092	239,598	1,040,208	(755,996)	--
Annuities	400,678	6,913,285	13	51,332	222,748	364,607	150,318	70,740	22,014	--
Health	80,012	94,072	104,005	422,948	283,765	16,710	212,692	24,508	78,583	--
Property & Casualty	128,815	--	698,860	852,455	1,177,217	75,041	818,230	224,499	95,610	1,191,113
Total	1,251,285	10,770,102	924,930	1,560,426	1,999,623	812,969	1,420,838	1,360,153	(498,918)	1,191,113
2006										
Corporate & Other	--	--	--	--	--	159,723	--	180	65,227	--
Life	580,616	3,686,851	129,536	248,649	327,594	231,414	248,428	89,907	196,690	--
Annuities	399,316	6,691,696	23	51,440	112,455	353,157	130,830	68,642	21,938	--
Health	86,771	98,034	110,460	445,011	303,285	18,964	227,329	22,929	86,998	--
Property & Casualty	121,176	--	701,680	863,717	1,234,300	72,759	881,806	237,865	97,237	1,284,456
Total	1,187,879	10,476,581	941,699	1,608,817	1,977,634	836,017	1,488,393	419,523	468,090	1,284,456

(a) Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.

(b) Identifiable commissions and expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium and commission ratios within the respective lines.

American National Insurance Company and Subsidiaries

SCHEDULE IV - REINSURANCE
(IN THOUSANDS)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
2008					
Life insurance in force	$ 68,820,212	$ 31,241,255	$ 1,050,645	$ 38,629,602	2.7%
Premiums:					
Life insurance	492,068	84,942	8,460	415,586	2.0%
Accident and health insurance	278,907	134,904	146,880	290,883	50.5%
Property and liability insurance	1,346,425	224,248	59,849	1,182,026	5.1%
Total premiums	$ 2,117,400	$ 444,094	$ 215,189	$ 1,888,495	11.4%
2007					
Life insurance in force	$ 67,604,695	$ 29,635,648	$ 1,078,371	$ 39,047,418	2.8%
Premiums:					
Life insurance	609,643	72,604	10,355	547,394	1.9%
Accident and health insurance	255,948	126,417	154,234	283,765	54.4%
Property and liability insurance	1,269,078	103,629	11,768	1,177,217	1.0%
Total premiums	$ 2,134,669	$ 302,650	$ 176,357	$ 2,008,376	8.8%
2006					
Life insurance in force	$ 65,008,408	$ 26,557,877	$ 982,412	$ 39,432,943	2.5%
Premiums:					
Life insurance	504,225	65,726	10,646	449,145	2.4%
Accident and health insurance	312,694	178,195	168,786	303,285	55.7%
Property and liability insurance	1,300,803	85,187	18,684	1,234,300	1.5%
Total premiums	$ 2,117,722	$ 329,108	$ 198,116	$ 1,986,730	10.0%

WQVUL Part C

Items 26. Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL)(previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17,2001)

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (g) Reinsurance Treaty UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003.

Exhibit (g)(1) Treaty U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General& Cologne Life Re of America (previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005).

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from
Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s (registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions - Independent Auditor's Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures
(previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005.)

ITEM 27 DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, or unless indicated by an asterisk (*), is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550. Those persons with an asterisk by their names have a principal business address of 2450 South Shore Boulevard, League City, Texas 77573.

Directors

Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road
Draper, UT 84020-9334

Dr. Shelby Miller Elliott	3603 Broadmoor
Pasadena, TX 77505

George Richard Ferdinandtsen	President, Chief Operating Officer
American National Insurance Company
One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation
Highland Park Place
4515 Cole Avenue LB 34, Suite 500
Dallas, TX 75205

Robert Lee Moody	Chairman of the Board and
Chief Executive Officer
2302 Postoffice, Suite 702
Galveston, TX 77550

Russell Shearn Moody	American National Insurance Company
One Moody Plaza
Galveston, TX 77550

William Lewis Moody, IV	2302 Postoffice, Suite 502
Galveston, TX 77550

James Daniel Yarbrough	Galveston County Judge
722 Moody
Galveston, TX 77550

Frank Pieri Williamson	301 Barracuda
Galveston, TX 77550

Officers

Name	Office

James Edward Pozzi	Senior Executive Vice President, Chief Administrative Officer

Ronald Jay Welch	Senior Executive Vice President, Corporate Risk Officer & Chief Actuary

David Alan Behrens	Executive Vice President, Independent Marketing

Billy Joe Garrison	Executive Vice President, Director of Career Sales & Service Division

Michael Wade McCroskey *	Executive Vice President and Treasurer

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line
1949 East Sunshine
Springfield, MO 65899

Dwain Allen Akins	Senior Vice President, Corporate Affairs, Chief Compliance Officer Variable Insurance Products

Johnny D. Johnson	Senior Vice President and Corporate Chief Information Officer

Stephen Edward Pavlicek	Senior Vice President and Chief Financial Officer

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

Gordon Dennis Dixon	Senior Vice President, Securities Investments

Bernard Stephen Gerwel	Senior Vice President, Chief Multiple Line Exclusive Agency Administrative Officer
1949 East Sunshine
Springfield, MO 65899

Rex David Hemme	Senior Vice President and Actuary

Bruce Murray LePard	Senior Vice President, Human Resources

James Walter Pangburn	Senior Vice President, Credit Insurance Division

Ronald Clark Price	Senior Vice President, Multiple Line Chief Marketing Officer – Career Life Agencies

Steven Harvey Schouweiler	Senior Vice President, Health Insurance Operations

Shannon Lynn Smith	Senior Vice President, Chief Multiple Line Marketing Officer

John Mark Flippin	Secretary

Julian Antkowiak	Vice President, Director, Computing Division

William Frankliln Carlton	Vice President and Controller

Thomas Anthony Carpentier	Vice President, Credit Insurance/Special Markets
2911 South Shore Blvd., Suite 130
League City, TX 77573

James Arthur Collura	Vice President, Chief Life Marketing Officer - Multiple Line Exclusive Agency

Richard Thomas Crawford	Vice President and Assistant Controller, Cash & Expense Management Division

George Clayton Crume	Vice President, Brokerage Sales

Douglas Alton Culp	Vice President, Financial Institution

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Donald Robert French, Jr.	Vice President, Information Security & Enterprise Architecture

Debbie Stem Fuentes	Vice President, Health Claims

Franklin James Gerren	Vice President, Payroll Deduction

Joseph Fant Grant, Jr.	Vice President, Group Actuary

Charles Jordan Jones	Vice President, Health Underwriting/New Business

Dwight Diver Judy	Vice President, Financial Marketing
2911 South Shore Blvd., Suite 130
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Medical Director

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Brenda T. Koelemay	Vice President and Associate Corporate Treasurer

Doris Lanette Leining	Vice President, Life New Business

Anne Marie LeMire	Vice President, Fixed Income

George Arthur Macke	Vice President, General Auditor

Bradley Wayne Manning	Vice President, Life & Annuity Claims

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production

Dixie Nell McDaniel	Vice President, Career Sales & Service Division Administration

Meredith Myron Mitchell	Vice President, Application Development & Support

John Oliver Norton	Vice President and Actuary

Michael Christopher Paetz	Vice President, Group and MGU Operations

Edward Bruce Pavelka	Vice President, Life Policy Administration

William Corley Ray	Vice President, Market Training and Development Multiple Line Exclusive Agency

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

James Truitt Smith	Vice President, Pension Sales

Wayne Allen Smith	Vice President, Corporate Planning

James Patrick Stelling	Vice President, Group/Health Compliance

William Henry Watson, III	Vice President, Chief Health Actuary

George Ward Williamson	Vice President, Assistant. Director, Career Sales & Service Division

John Thomas Burchett	Asst. Vice President, Accounting Control

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Donna Lynn Daulong	Asst. Vice President, Expense Management Administration

Nancy Maureen Day	Asst. Vice President, Pension Administration

John Darrell Ferguson	Asst. Vice President, Creative Services

James Joseph Fish	Asst. Vice President, Criminal Investigations & Corporate Security

Denny Walton Fisher, Jr.	Asst. Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

Douglas N. Fullilove	Asst. Vice President, Director, Agents Employment

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance

Barbara J. Huerta	Asst. Vice President, Enterprise Financial Systems

Deborah Kay Janson	Asst. Vice President, Corporate Research

Kenneth Joseph Juneau	Asst. Vice President, Advisory Systems Engineer

Richard John Junker	Asst. Vice President, Annuity Actuary

Carol Ann Kratz	Asst. Vice President, Human Resources

Sara Liane Latham	Asst. Vice President & Assistant Actuary

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Larry Edward Linares	Asst. Vice President, Tax

Michael Scott Marquis	Asst. Vice President, Life New Business

James Brian McEniry	Asst. Vice President, Director of Telecommunications

Katherine Sue Meisetschlaeger	Asst. Vice President, Life & Annuity Systems

Eligio Alec Mendez	Assistant Vice President, Director of Computing Systems

Zeb Marshall Miller, III	Asst. Vice President, Health Administration

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services

Ronald Joseph Ostermayer	Asst. Vice President, Director Health Systems Administration, HIPPA Security Officer

Raymond Edward Pittman, Jr.	Asst. Vice President, Director of Marketing/Career Development

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Morris Joseph Soler	Asst. Vice President, HIPPA Privacy Officer

Clarence Ellsworth Tipton	Asst. Vice President and Assistant Actuary

James Alexander Tyra	Asst. Vice President, Life Insurance Systems

Emerson Voth Unger	Asst. Vice President, National Business Development Executive

Deanna Lynn Walton	Asst. Vice President, Field Systems

Dr. John Frank White III	Asst. Vice President, Associate Medical Director

Jeanette Elizabeth Cernosek	Assistant Secretary

Victor John Krc	Assistant Treasurer

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE

DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts, American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust owns approximately 37.10% of the outstanding stock of American National Insurance Company. The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.96% of the outstanding stock of American National Insurance Company.

     The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody. Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, a Director and controlling shareholder.

     Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.57% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc. The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

     The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 52.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

1859 Beverage Company	Gal-Tex Woodstock, Inc
1859 Historic Hotels, Ltd.	Kentucky Landmark Hotels, L.L.C.
Colorado Landmark Hotels, L.L.C.	LHH Hospitality, Inc.
Gal-Tenn Hotel Corporation	Virginia Landmark Hotels, L.L.C.

     American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity: 121 Village, Ltd..

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: AN, Stonebriar, Ltd. owns a 33% limited partnership interest

Entity:     Alternative Benefit Management, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all of the outstanding common stock.

Entity: American National County Mutual Insurance Company

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: A Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     American National Financial Corporation

Entity Form: A Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     American National Financial Corporation (Delaware)

Entity Form: A Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     American National Financial Corporation (Nevada)

Entity Form: A Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     American National General Insurance Company

Entity Form: A Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:     American National Insurance Service Company

Entity Form: A Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: American National Investment Accounts, Inc.

Entity Form: A Maryland corporation.

Ownership or Other Basis of Control: Investment Advisory Agreement with Securities Management and Research, Inc. Also, Securities Management and Research, Inc. and American National Insurance Company own the outstanding stock of the Company.

Entity: American National Life Holdings, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:     American National Life Insurance Company of Texas

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: A Texas insurance company

Ownership or Other Basis for Control: Managed by ANPAC Lloyds Insurance Management, Inc.

Entity:     American National Property and Casualty Company

Entity Form: A Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holding Company, Inc.

Entity:     American National Property & Casualty Holdings, Inc.

Entity Form: A Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock, and Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: AN/CAN Investments, Inc.

Entity Form: A British Columbia corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:     ANDV 97, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity: Anford Pinnacle, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity:     ANH20, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM Corporation.

Entity:     ANIND TX, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: ANDV 97, Inc. owns 100%.

Entity:     ANMEX International, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     ANMEX International Services, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:     ANPAC General Agency of Texas

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:     ANPAC Louisiana Insurance Company

Entity Form: A Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle 99, Inc. owns a 99% limited partnership interest; ANIND TX, Inc. owns a 1% general partnership interest.

Entity:     ANREINV, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, Inc.

Entity:     ANREM Corporation

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity: AN Stonebriar, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANREINV, Inc. is a 2% general partner; Eagle AN, L.P. is 98% limited partner.

Entity:     ANTAC, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: AN/WRI GS, L.L.C.

Entity Form: A Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity: AN/WRI Partnership, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity:     Bayport II Mountain West Houston, L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% membership interest.

Entity:     Beltway/Antoine Business Center, Phase I.

Entity Form: A Texas limited partnership.

Ownership or Other Basis of Control: Eagle AN., L.P. owns a 50% limited partnership interest.

Entity:     Beltway II, L.L.C.

Entity Form: A Texas limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest..

Entity:     Cedar Crossing Mountain West Houston L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity:     Comprehensive Investment Services, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: Cumberland/146, L.L.C.

Entity Form: An Indiana limited liability corporation.

Ownership or other Basis of Control: Eagle AN, L.P. owns a 60% membership interest.

Entity:     Eagle 99, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:     Eagle AN, L. P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle 99, Inc. owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:     Eagle Ind., L. P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:     Farm Family Casualty Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:     Farm Family Financial Services, Inc.

Entity Form: A New York corporation (inactive)

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:     Farm Family Life Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity: Forest View Limited Partnership

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest.

Entity:     Galveston Island Water Park, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANH2O owns a 1% general partnership interest; and Preston 121 Partners, Ltd. owns a 59% limited partnership interest.

Entity:     Garden State Life Insurance Company

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, L.L.C.

Entity Form: A Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 30.3% limited partnership interest.

Entity:     Kearns Building Joint Venture

Entity Form: A Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity:     Lawyers Title of Galveston

Entity Form: A Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50% of the outstanding stock.

Entity:     MRPL Retail Partners, Ltd. (Shops at Bella Terra).

Entity Form: A Texas limited partnership.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:     MWBP, L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity: Newington-Berlin Retail L.L.C..

Entity Form: A Connecticut limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity:     Pacific Property and Casualty Company

Entity Form: A California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: PCO Battery Brooke Parkway, L.P.

Entity Form: A Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest; ANIND, TX, Inc. owns 1%.

Entity: PCO Carolina Pines, L.P.

Entity Form: A South Carolina limited partnership

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:     PCO Carolina Pines, L.P.

Entity Form: A South Carolina limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest, and ANIND, TX, Inc. owns a 1% interest.

Entity:     PCO Corporate Drive Limited Partnership

Entity Form: A North Carolina limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity: PCO Jenkins Brothers Road, L.P.

Entity Form: A South Carolina limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Kent Drive, L.P.

Entity Form: A Georgia limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Nashville, L.P.

Entity Form: A Tennessee limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Northfork, L.P.

Entity Form: A Tennessee limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Omnicron Court, L.P.

Entity Form: A Kentucky limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Watkins Road, L.P.

Entity Form: A North Carolina limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:     Preston 121 Partners, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANIND TX, Inc. owns a 2% general partnership interest and Eagle AN, L.P. owns a 98% limited partnership interest.

Entity:     R.A.A.B. of W. Va., Inc.

Entity Form: A West Virginia corporation.

Ownership or Other Basis of Control: Wholly owned by Rural Agency and Brokerage, Inc.

Entity:     Rural Agency and Brokerage, Inc.

Entity Form: A New York corporation.

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:     Rural Insurance Agency and Brokerage of Massachusetts, Inc.

Entity Form: A Massachusetts corporation

Ownership or Other Basis of Control: Wholly owned by Rural Agency and Brokerage, Inc.

Entity:     Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: A New Hampshire corporation.

Ownership or Other Basis of Control: Rural Agency and Brokerage, Inc. owns a 25% interest of the outstanding common stock.

Entity:     Rutledge Partners, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: Securities Management and Research, Inc.

Entity Form: A Florida corporation - a registered broker-dealer and investment adviser.

Ownership or Other Basis of Control: Wholly-owned subsidiary of American National Insurance Company.

Entity: SM&R Investments, Inc.

Entity Form: A Maryland corporation - registered investment company

Ownership or Other Basis of Control: Investment Advisory Agreement with Securities Management and Research, Inc. Also, the Company consists of eleven (11) different series. Securities Management and Research, Inc. and American National Insurance Company own shares in certain series. Various subsidiaries of American National Insurance Company own stock in the Primary Fund and the Money Market Fund.

Entity:     South Shore Harbour Development, Limited.

Entity Form: A Texas limited partnership.

Ownership or Other Basis of Control: ANTAC, Inc. owns a 95% limited partnership interest, and ANREM Corp. owns a 5% general partnership interest.

Entity:     Standard Life and Accident Insurance Company

Entity Form: An Oklahoma insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:     Standard Plus, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: Timbermill, Ltd.

Entity Form: A Texas joint venture.

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest.

Entity:     Town and Country Joint Venture

Entity Form: A Texas joint venture

Ownership or Other Basis of Control: ANDV 97, Inc. owns a 68.65% limited partnership interest.

Entity:     United Farm Family Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

ITEM 29. INDEMNIFICATION

The following provision is in the Distribution and Administrative Services
Agreement:

"American National agrees to indemnify SM&R for any liability that SM&R may incur to a Contract owner or party-in-interest under a Policy (i)
arising out of any act or omission in the course of, or in connection with, rendering services under this Agreement, or (ii) arising out of the purchase, retention or surrender of a Policy; provided, however, that American National will not indemnify SM&R for any such liability that results from the willful misfeasance, bad faith or gross negligence of SM&R, or from the reckless disregard, by SM&R, of its duties and obligations arising under this Agreement."

The officers and directors of American National are indemnified by American
National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is,

therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS
(a)     Securities Management and Research, Inc. serves as investment adviser to

(i) SM&R Investments, Inc. consisting of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Money Market Fund, and SM&R Primary Fund; and

(ii) American National Investment Accounts, Inc., American National Growth Portfolio, American National Equity Income Portfolio, American National Balanced Portfolio, and American National Money Market Portfolio..

(iii) Securities Management and Research, Inc. also serves as principal underwriter to the American National Variable Annuity Separate Account.

(b)     The Registrant’s principal underwriter is Securities Management and Research, Inc. The following are the officers and directors of Securities Management and Research, Inc.

Name	Position	Principal Business Address
David A. Behrens	Director	American National Insurance Company One Moody Plaza Galveston, Texas 77550

Gordon D. Dixon	Director Senior Vice President, Chief Investment Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

G. Richard Ferdinandtsen	Director	American National Insurance Company One Moody Plaza Galveston, Texas 77550

R. Eugene Lucas	Director	Gal-Tex Hotel Corporation 2302 Postoffice Street, Suite 504 Galveston, Texas 77550

Michael W. McCroskey	Director, President, Chief Executive Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Teresa E. Axelson	Vice President, Secretary, Chief Compliance Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Brenda T. Koelemay	Vice President, Treasurer, Chief Financial and Administrative Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

T.Brett Harrington	Vice President, Fund Marketing	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Ronald C. Price	Vice President	American National Insurance Company One Moody Plaza Galveston, Texas 77550

James A. Collura	Vice President	American National Insurance Company One Moody Plaza Galveston, Texas 77550
Andrew R. Duncan	Vice President, Derivatives Strategies & Alternative Investments	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Anne M. LeMire	Vice President, Head of Fixed Income	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

John S. Maidlow	Vice President, Head Portfolio Management	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Vicki R. Douglas	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Steven Douglas Geib	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Sally F. Praker	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Michele S. Lord	Assistant Secretary	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Securities Management & Research, Inc.	$4,159,512	N/A	N/A	N/A

ITEM 31 LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance
Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 31. MANAGEMENT SERVICES - Not Applicable

ITEM 33. FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Galveston and the State of Texas on the 30th day of April, 2009.

AMERICAN NATIONAL INSURANCE COMPANY

BY: American National Insurance Company

By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And
Chief Executive Office

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)
By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And
Chief Executive Office

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

Attest By: /s/ J. Mark Flippin

J. Mark Flippin

As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities on the 30th day of April, 2009.

Name	Title
Stephen E. Pavlicek	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
William F. Carlton	Vice President and Controller (Principal Accounting Officer)
Robert L Moody	Director, Chairman of the Board and Chief Executive Officer
G. Richard Ferdinandsten	Director, President and Chief Operating Officer
Arthur O. Dummer	Director
Dr. Shelby M. Elliott	Director
Frances Anny Moody-Dahlberg	Director
Russell S. Moody	Director
W.L. Moody, IV	Director
Frank P. Williamson	Director
James D. Yarbrough	Director